File Numbers: 2-78931 and 811-3551
                                    SECURITIES AND EXCHANGE COMMISSION
                                            Washington, D.C. 20549

                                                              FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             /X/
         Pre-Effective Amendment No.                                /_/
         Post-Effective Amendment No. 35                            /X/

                                                               and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    /X/
         Amendment N
                                         (Check appropriate box or boxex
                                                  VONTOBEL FUNDS, INC.
                         (Exact Name of Registrant as Specified in Charter)

                           1500 Forest Avenue, Suite 223, Richmond, VA 23229
                            (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code (804) 285-8211


             John Pasco, III, 1500 Forest Ave., Suite 223, Richmond, VA 23229
                              (Name and Address of Agent for Service)

                            Please send copies of communications to
                                   Steven M. Felsenstein, Esq.
                                Stradley, Ronon, Stevens & Young, LLP
                                      2600 One Commerce Square
                                    Philadelphia, PA 19103-7098

Approximate Date of Proposed Public Offering: Upon effectiveness of this amendment.

It is proposed that this filing will become effective (check appropriate box).

         /X/      immediately upon filing pursuant to paragraph (b).
         / /      on (date) pursuant to paragraph (b).
         / /      60 days after filing pursuant to paragraph (a)(1).
         / /      on (date) pursuant to paragraph (a)(1).
         / /      75 days after filing pursuant to paragraph (a)(2).
         / /      on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
         / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

No additional shares being registered at this time. Registrant has previously elected to register an indefinite number of shares pursuant to Rule 24f-2. The Notice for the fiscal year ended
December 31, 1997 was filed on February 28, 1997.

                                       CROSS-REFERENCE SHEET

                            Prospectus for the Vontobel U.S. Value Fund,
                 Vontobel International Equity Fund (formerly named, Vontobel
                           EuroPacific Fund), Vontobel Eastern European
                           Equity Fund and Vontobel International Bond Fund,
                                Vontobel Emerging Markets Equity Fund and
                                   Vontobel Eastern European Debt Fund

Part A
Item No.                               Information Required in a Prospectus

1.       Cover Page.                  Cover Page.

2.       Synopsis.                    Prospectus Summary; Fund Expenses.

3.       Condensed Financial
         Information.                 Financial Highlights.

4.       General Description
         of Registrant.               Prospectus Summary; Cover Page; General
                                      Information About the Company; The Funds'
                                      Investments and Policies; Additional
                                      Information on Policies and Investments;
                                      Special Risk Considerations; Investment
                                      Restrictions.

5.       Management of the
         Fund Prospectus Summary; The Company's Management; General Information About the Company, To Obtain More Information.

5A.      Management's
         Discussion of Fund
         Performance.                 1997 Performance; and *.

6.       Capital Stock and
         Other Securities.            Prospectus Summary; Taxes; Dividends and
                                      Capital Gains Distributions; General
                                      Information About the Company; To Obtain
                                      More Information.

7.       Purchase of
         Securities Being
         Offered. Prospectus Summary; How to Invest; How Net Asset Value is Determined; Special Shareholder Services; How to Transfer Shares.

8.       Redemption or
         Repurchase.                 How to Redeem Shares; Special Shareholder
                                     Services; How to Transfer Shares.

9.       Pending Legal
         Proceedings.                Not Applicable.

          Statement of Additional Information for the Vontobel U.S. Value Fund,
                    Vontobel International Equity Fund (formerly named, Vontobel EuroPacific Fund), Vontobel Eastern European
                   Equity Fund and Vontobel International Bond Fund, Vontobel
                           Emerging Markets Equity Fund and Vontobel
                                Eastern European Debt Fund


Part B
Item No                       Information Required in a Statement of
                              Additional Information

10.  Cover Page.              Cover Page.

11.      Table of Contents.   Table of Contents.

12.      General Information
         and History.         Not Applicable.

13.      Investment
         Objectives and
         Policies.            Vontobel Funds, Inc.; Investment Policies;
                              Special Investment Considerations for the
                              Funds; Investment Restrictions.

14.      Management of the
         Registrant.          Directors and Officers.

15.      Control Persons and
         Principal Holders of
         Securities.          Directors and Officers.

16.      Investment Advisory
         and Other Services.  Investment Advisor; Transfer Agent;
                              Administrator; Distribution.

17.      Brokerage Allocation
         and Other Practices.  Portfolio Transactions.

18.      Capital Stock and
         Other Securities.    General Information and History; Dividends
                              and Distributions.

19.      Purchase, Redemption
         and Pricing of
         Securities Being
         Offered. Special Shareholder Services; Valuation and Calculation of Net Asset Value.

20.      Tax Status.           Taxes.

21.      Underwriters.         Distribution.

22.      Calculation of
         Performance Data.     Performance.

23.      Financial
         Statements.          *Incorporated by reference in the Prospectus.

Part C
Item No.

Other Information.

24.Financial Statements
and Exhibits.                Financial Statements and Exhibits.

25.Persons Controlled By
Or Under Common Control
With Registrant.            Persons Controlled By Or Under Common Control
                            With Registrant.

26.Number of Holders of
Securities.                 Number of Holders of Securities.

27.Indemnification.         Indemnification.

28.Business and Other
Connections of Investment
Advisor.                    Business and Other Connections of Investment
Advisor.

29.   Principal
      Underwriters.         Principal Underwriters.

30.    Location of Accounts
         and Records.       Location of Accounts and Records.

31.   Management Services.  Management Services.

32.      Undertakings.      Undertakings.


* Incorporated herein by reference to Registrant's Annual Report to Shareholders dated December 31, 1997 as filed with the Commission via its EDGAR system on February 28, 1997.

                                             VONTOBEL U.S. VALUE FUND
                                        VONTOBEL INTERNATIONAL EQUITY FUND
                                       VONTOBEL EMERGING MARKETS EQUITY FUND
                                       VONTOBEL EASTERN EUROPEAN EQUITY FUND
                                         VONTOBEL INTERNATIONAL BOND FUND
                                        VONTOBEL EASTERN EUROPEAN DEBT FUND


                                                   PORTFOLIOS OF

                                               VONTOBEL FUNDS, INC.
                                           A "SERIES" INVESTMENT COMPANY

1500 Forest Avenue                                              PROSPECTUS
Suite 223                                                    Dated May 1, 1998
Richmond, Virginia 23229
Telephone:  1-800-527-9500

         Vontobel Funds, Inc. ("the "Company") (formerly named, The World Funds, Inc.) is an open-end management investment company commonly known as a "mutual fund." A "series" mutual fund offers investors a choice of investment objectives, with each series having its own separate and distinct portfolio of investments and operating much like a separate mutual fund. This Prospectus offers shares of the following six series (each, a "Fund") of the Company:

         Vontobel U.S. Value Fund ("Value Fund") seeks to achieve long-term capital returns in excess of the broad market by investing in a carefully selected, continuously managed non-diversified portfolio composed principally of equity securities ("Equity Securities," which include securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock) traded on U.S. exchanges. Vontobel International Equity Fund ("International Equity Fund") seeks to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of Equity Securities of issuers located in Europe and the Pacific Basin.
         Vontobel Emerging Markets Equity Fund ("Emerging Markets
         Fund") seeks to achieve long-term capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of Equity Securities of issuers in developing countries around the world. Vontobel Eastern European Equity Fund ("E. European Equity Fund") seeks to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of Equity Securities of issuers located in Eastern Europe. Vontobel International Bond Fund ("Bond Fund") seeks to maximize total return from capital growth and income by investing in a non-diversified portfolio composed primarily of fixed income securities traded in bond markets outside the U.S. Vontobel Eastern European Debt Fund ("E. European Debt Fund") seeks to maximize total return from capital growth and income by investing in a carefully selected and continuously managed non-diversified portfolio consisting primarily of debt instruments issued by borrowers located in Eastern European countries.

         The Value, Bond and E. European Debt Funds are non-diversified series, and the other three Funds are diversified series, of the Company for purposes of the Investment Company Act of 1940, as amended. Investors will be able to exchange all or part of their investment from one Fund to another or to certain other mutual funds, under conditions set by the Company.

         SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.
AMOUNTS INVESTED IN THE FUNDS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

         This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing. It should be read and retained for future reference. More information about the Funds has been filed with the Securities and Exchange Commission and is contained in the "Statement of Additional Information," dated May 1, 1998, which is available at no charge upon written request to the Company. The Funds' Statement of Additional Information is incorporated herein by reference.

         THESE   SECURITIES  HAVE  NOT  BEEN  APPROVED  OR  DISAPPROVED  BY  THE
SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 TABLE OF CONTENTS



PROSPECTUS SUMMARY........................................................1

FUND EXPENSES.............................................................3

FINANCIAL HIGHLIGHTS......................................................5

1997 PERFORMANCE.........................................................10

THE FUNDS' INVESTMENTS AND POLICIES......................................12

ADDITIONAL INFORMATION ON POLICIES AND INVESTMENTS.......................44

SPECIAL RISK CONSIDERATIONS..............................................48

INVESTMENT RESTRICTIONS..................................................50

PERFORMANCE TERMS AND COMPUTATIONS.......................................51

THE COMPANY'S MANAGEMENT.................................................52

HOW TO INVEST............................................................56

HOW TO REDEEM SHARES.....................................................57

HOW TO TRANSFER SHARES...................................................59

ACCOUNT STATEMENTS AND SHAREHOLDER REPORTS...............................60

SPECIAL SHAREHOLDER SERVICES.............................................60

HOW NET ASSET VALUE IS DETERMINED........................................60

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS................................61

TAXES....................................................................62

GENERAL INFORMATION ABOUT THE COMPANY....................................63

TO OBTAIN MORE INFORMATION...............................................64

                                         P R O S P E C T U S S U M M A R Y


         The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus.

Investment  Objectives  Vontobel U.S. Value Fund ("Value Fund") seeks to achieve long-term capital returns in excess of the broad market by investing in a carefully selected, continuously managed non-diversified portfolio composed principally of equity securities ("Equity Securities," which include securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock) traded on U.S. exchanges. Vontobel International Equity Fund ("International Equity Fund") seeks to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of Equity Securities of issuers located in Europe and the Pacific Basin. Vontobel Emerging Markets Equity Fund ("Emerging Markets Fund") seeks to achieve long-term capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of Equity Securities of issuers in developing countries around the world. Vontobel Eastern European Equity Fund ("E. European Equity Fund") seeks to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of Equity Securities, of issuers located in Eastern Europe. Vontobel International Bond Fund ("Bond Fund") seeks to maximize total return from capital growth and income by investing in a non-diversified portfolio composed primarily of fixed income securities traded in bond markets outside the U.S. Vontobel Eastern European Debt Fund ("E. European Debt Fund") seeks to maximize total return from capital growth and income by investing in a carefully selected and continuously managed non-diversified portfolio consisting primarily of debt instruments issued by borrowers located in Eastern European countries. See "The Funds' Investments and Policies" on Page 12.

Principal Investments  The Funds' primary investments:
         Value Fund - Equity Securities traded on U.S. exchanges.
                  International Equity Fund - Equity Securities principally of issuers located in Europe and the Pacific Basin. Emerging Markets Fund - Equity Securities principally of issuers in developing countries around the world. E. European Equity Fund
                  - Equity Securities principally of issuers located in Eastern Europe.
         Bond Fund - primarily fixed income securities traded in bond markets outside the U.S. E. European Debt Fund - primarily fixed income securities of issuers located in Eastern Europe.
         See "The Funds' Investments and Policies" on Page 12.

         Investment Advisor Vontobel USA Inc. (the "Advisor")is the investment advisor and manages the investments of each Fund according to its investment objective and policies. See "The Company's Management" on Page 52.

         Distributions/Dividends Paid annually from available capital gains and income. See "Dividends and Capital Gains Distributions" on Page 61.

         Reinvestment Distributions may be reinvested automatically. See "Dividends and Capital Gains Distributions" on Page 61.

         Purchases Initial purchase is $1,000 minimum. Subsequent purchases must be a minimum of $50. Shares of the Funds are offered for sale without a sales charge through the distributor, Vontobel Fund Distributors (see "How to Invest" on Page 56).

         Net Asset Value Quoted daily in the financial section of most newspapers under Vontobel. Additional information may also be obtained by calling 1-800-527-9500. See "How the Net Asset Value is Determined" on Page 60.

         Principal Risk Factors There can be no assurance that a Fund will achieve its investment objective. An investor should consider other factors, including the following: the International Equity Fund, Emerging Markets, E. European Equity Fund, Bond Fund and E. European Debt Fund (each, an "International Fund") invest in foreign securities, and consequently may be affected by currency fluctuations or exchange controls, foreign taxes, differences in accounting procedures, less supervision and regulation of security markets, political or social instability and other risks. Each International Fund may utilize various investment strategies, including purchasing and selling exchange listed and over-the-counter put and call options on securities, fixed income indices and other financial instruments, purchasing and selling financial futures contracts and options thereon and entering into various interest rate transactions and currency transactions. Each of these strategies entail special risks. The Funds may invest in repurchase agreements and the Bond Fund may invest in reverse repurchase agreements. Investing in such securities entails risks. See "Special Risk Considerations" on Page 48.


         Year 000 Risk Factors Many computer software systems in use today can not properly process date-related information from and after January 1, 2000. The failure of any of the computer systems employed by the Fund's major service providers to process this type of information properly could have a negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. Vontobel USA Inc., the Fund's investment adviser, and the Fund's principal underwriter, registrar, transfer agent and dividend disbursing agent have advised the Fund that they are reviewing all of their computer systems with the goal of modifying or replacing such systems prior to January

         1, 2000 to the extent necessary to foreclose any such negative impact. In addition, the Fund has been advised by the Fund's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this Prospectus, the Fund and Vontobel USA Inc. have no reason to believe that these goals will not be achieved.

                                                   FUND EXPENSES

         The following table illustrates all expenses and fees that shareholders in the Funds will incur.

                                    Value      International          Emerging          E. European         Bond         E. European
Shareholder Transaction Expenses    Fund        Equity Fund         Markets Fund        Equity Fund         Fund           Debt Fund
====================================================================================================================================
Sales Load Imposed on Purchases     None            None                None                None            None             None
------------------------------------------------------------------------------------------------------------------------------------
Sales Load Imposed on Reinvested    None            None                None                None            None             None
Dividends
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fees                     None1          None1              None1,3             None1,3           None1           None1,3
------------------------------------------------------------------------------------------------------------------------------------
Exchange Fees                       None2          None2               None2               None2            None2            None2
------------------------------------------------------------------------------------------------------------------------------------

1        A shareholder electing to redeem shares via a telephone request will be charged $10 for each such redemption request.
2        A shareholder may be charged a $10 fee for each telephone exchange.
3        A 2% redemption fee is charged on shares held less than six months.

------------------------------------------------------------------------------------------------------------------------------------
     Annual Fund Operating Expenses (as    Value     International       Emerging        E. European        Bond       E. European
percentage of average daily net assets)    Fund       Equity Fund      Markets Fund      Equity Fund        Fund        Debt Fund
====================================================================================================================================
Management Fee                             .98%*         0.91%            1.25%             1.25%           .41%          1.25%
------------------------------------------------------------------------------------------------------------------------------------
12b-1 Fees                                 None           None             None             None            None          None
------------------------------------------------------------------------------------------------------------------------------------
Other Operating Expenses                   0.60%*         0.59%*           0.95%             0.41%          0.99%*         0.94%
------------------------------------------------------------------------------------------------------------------------------------
         Total Fund Operating Expenses     1.58%*         1.50%*           2.20%             1.66%          1.40%*         2.19%
------------------------------------------------------------------------------------------------------------------------------------



* The Advisor has voluntarily agreed to waive a portion of its Management Fee and custodian fee credits have reduced Other Operating Expenses as set forth above. Set forth below, for each Fund as applicable, are the management fees and total operating expenses absent such fee waivers and/or expense credits as a percentage of the average daily net assets of each such Fund:

------------------------------------------------------------------------------------------------------------------------------------
                                       Value     International       Emerging        E. European        Bond       E. European
                                       Fund       Equity Fund      Markets Fund      Equity Fund        Fund        Debt Fund
====================================================================================================================================
Management Fees Absent Fee Waivers+    1.00%         0.91%            1.25%             1.25%          1.00%          1.25%
------------------------------------------------------------------------------------------------------------------------------------
Other Operating Expenses Absent Expense
Credits                                0.61%         0.65%            2.41%             0.69%          1.19%          1.13%
------------------------------------------------------------------------------------------------------------------------------------
  Total Operating Expenses Absent Fee
  Waivers/Expense Credits              1.61%         1.56%            3.66%             1.94%          2.19%          2.38%
====================================================================================================================================
+ Information  concerning  reductions in the management  fees due to higher Fund asset levels appears on page 54.

         The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly. Management expects that, to the extent that the Funds increase in size, their Other Operating Expenses will decline as an annual percentage rate reflecting economies of scale.

Example

         The following examples illustrate the expenses that an investor would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period. As noted in the table above, the Funds do not charge redemption fees (apart from small per transaction charges for telephone redemption and/or exchange service fees and the redemption fee of the E. European Equity Fund, the E. European Debt Fund and the Emerging Markets Fund that is not charged on shares held six months or more, as noted above).


Fund                               1 Year      3 Years     5 Years     10 Years
----                               ------      -------     -------     --------

Value                                $16         $50         $86         $188

International Equity                 $15         $47         $82         $179

Emerging Markets                     $22         $69          *            *

E. European Equity                   $17         $52         $90         $197

Bond                                 $14         $44         $77         $168

E. European Debt                     $22         $69          *            *



* Fund is a new registrant and estimated expenses for five years and ten years are not projected.

         These examples should not be considered a representation of past or future expenses or performances. Actual expenses may be greater or lesser than those shown.

                                               FINANCIAL HIGHLIGHTS

         The Financial Highlights for the Funds for the periods indicated below have been examined by Tait, Weller and Baker, independent certified public accountants, whose unqualified reports thereon appear with the Funds' audited financial statements in the Annual Reports to Shareholders of the Value, International Equity, E. European Equity and Bond Funds for the year ended December 31, 1997 (each, an "Annual Report"). The financial statements of the foregoing Funds and the reports thereon are incorporated by reference in this Prospectus from the Annual Reports. Additional performance information for each of the foregoing Funds is included in its Annual Report. The Annual Reports and the financial statements therein are available at no cost upon request to the Company at the address and telephone number noted on the cover page of this Prospectus.

                                       Vontobel U.S. Value Fund
                             For a Share Outstanding Throughout Each Period


                                                                 Years ended December 31,

Per Share Operating Performance               1997       1996       1995       1994     1993       1992
                                              ----       ----       ----       ----     ----       ----
Net asset value, beginning of period         $13.78      $13.25     $10.26     $12.64    $12.00    $11.36
                                             ------      ----- -    ------     ------    ------    ------
Income from investment operations-
    Net investment income                      0.10       0.17        0.05      0.09    0.16        0.10
    Net realized and unrealized gain (loss) on
     investments                               4.61       2.65        4.09    (0.08)     0.56       1.70
                                               ----       ------     --------- -----    -----      -----
        Total from investment operations       4.71       2.82        4.14      0.01     0.72       1.80
                                               ----      -----      ------     -----    -----      -----
Less distributions-
    Distributions from net investment income  (0.10)     (0.19)      (0.04)     (0.23)   (0.02)    (0.10)
    Distributions from realized gains on
     investments                              (1.88)     (2.10)      (1.11)     (2.16)   (0.06)     (1.06)
                                           ------        ------    ------     -------   ------    -------
        Total distributions                   (1.98)     (2.29)      (1.15)     (2.39)   (0.08)     (1.16)
                                             ------      ------    ------     -------   ------    -------
Net asset value, end of period               $16.51      $13.78     $13.25     $10.26    $12.64    $12.00
                                             ======      ======     ======     ======    ======    ======
Total Return                                  34.31%     21.28%     40.36%      0.02%     6.00%    16.30%
                                              ======     ======     ======      =====    ======    ======
Ratios/Supplemental Data
Net assets, end of period (000's)           $203,120    $69,552     $55,10 3   $29,852    $34,720   $31,335
Ratio to average net assets-(A)
    Expenses (B)                               1.61%     1.48%     1.65%       1.62%      1.82%     1.96%
    Expenses-net (C)                           1.58%     1.43%     1.50%       1.62%     1.82%     1.96%
    Net investment income                      0.72%     0.63%     0.38%       0.76%   1.23%       0.76%
Portfolio turnover rate                     89.76%    108.36%      95.93%      98.80%   137.32  99.66%
Average brokerage commissions per share       $0.0810    $0.0883     --         --     --   --

* Commencement of Operations was March 31, 1990; ratios are annualized.
(A) Management fee waivers reduced the expense ratios and increased net investment income ratios by 0.02% in 1997, 0.04% in 1996, 0.06% in 1995 and 0.09% in 1990.
(B) Expense ratio has been increased to include additional custodian fees in 1997, 1996 and 1995 which were offset by custodian fee credits; prior to 1995 custodian fee credits reduced expense ratios.
(C) Expense ratio-net reflects the effect of the custodian fee credits the Fund received.



                                                          -6-





                                                Vontobel U.S. Value Fund
                                                        Continued
                                     For a Share Outstanding Throughout Each Period

                                                                                                                 Mar. 30*
                                                                                                                 to
                                                             Years ended December 31,      Dec. 31


Per Share Operating Performance                                                                    1991          1990
                                                                                                   ----          ----
Net asset value, beginning of period                                                              $ 8.86         $10.00
                                                --------------------------------------------------------         ------
Income from investment operations-
    Net investment income                                                                           0.07           0.14
    Net realized and unrealized gain (loss) on
     investments                                                                                    3.23          (1.13)
                                                                                                    ----         -------
        Total from investment operations                                                            3.30          (0.99)
                                                                                                   -----         -------
Less distributions-
    Distributions from net investment income                                                      (0.06)         (0.15)
    Distributions from realized gains on
     investments                                                                                   (0.74)          0.00
                                                                                                  -------         -----
        Total distributions                                                                        (0.80)         (0.15)
                                                                                                  -------        -------
Net asset value, end of period                                                                    $11.36         $  8.86
                                                                                                  ======         =======
Total Return                                                                                       37.29%    (9.90%)
                                                                                                   ======    =======
Ratios/Supplemental Data
Net assets, end of period (000's)                                                                 22,315     $9,488
Ratio to average net assets-(A)
    Expenses (B)                                                                                  2.54%      1.94%*
    Expenses-net (C)                                                                              2.54%      1.94%*
    Net investment income                                                                           0.92%    1.48%*
Portfolio turnover rate                                                                           166.46%    87.29%
Average brokerage commissions per share                                                             --             --

* Commencement of Operations was March 31, 1990; ratios are annualized.
(A) Management fee waivers reduced the expense ratios and increased net investment income ratios by 0.04% in 1996, 0.06% in 1995 and 0.09% in 1990.
(B) Expense ratio has been increased to include additional custodian fees in 1996 and 1995 which were offset by custodian fee credits; prior to 1995 custodian fee credits reduced expense ratios.
(C) Expense ratio-net reflects the effect of the custodian fee credits the Fund received.


                                                          -7-





                                               Vontobel International Equity Fund
                                         For a Share Outstanding Throughout Each Period

                                                                 Years ended December 31,

                                              1997         1996     1995       1994          1993         1992
                                              ----         ----     ----       ----          ----         ----
Per Share Operating Performance
Net asset value, beginning of period         $18.22      $17.13       $16.23     $17.22        $12.23        $12.67
                                             ------      ------       ------     ------        ------        ------
Income from investment operations-
    Net investment income                    (0.03)        0.03        0.16       0.01          0.08          0.08
    Net realized and unrealized gain
      (loss) on investments                    1.74        2.85       1.61        (0.92)         4.91       (0.38)
                                               ----        ----       ----        ------         ----       ------
        Total from investment operations       1.71        2.88       1.77      (0.91)         4.99       (0.30)
                                               ----        ----       ----      ------         ----       ------
Less distributions-
    Distributions from net investment
      income                                   0.00        (0.03)     (0.17)       (0.08)         0.00       (0.08)
    Distributions from realized gains         (1.78)       (1.76)     (0.70)        0.00          0.00        0.00
    Distributions in excess of realized
      gains                                    0.00         0.00        0.00        0.00          (0.00)     (  0.06)
                                               ----         ----         ----       ----          ------        -----
        Total distributions                  (1.78)        (1.79)      (0.87)       (0.08)      0.00       (  0.14)
                                             ------        ------      ------        -----      ----          -----
Net asset value, end of period               $18.15       $18.22       $17.13      $16.23        $17.22       $12.23
                                             ======       ======       ======      ======        ======       ======
Total Return                                   9.19%      16.98%       10.91%     (5.28)%       40.80%        (2.37)%
Ratios/Supplemental Data
Net assets, end of period (000's)          $160,821      $151,710   $130,505      $138,174     $136,932      $47,761
Ratio to average net assets-
    Expenses (B)                           1.56%         1.60%        1.63%         1.54%      1.77%          1.98%
    Expenses-net (C)                       1.50%         1.39%        1.53%         1.54%      1.77%          1.98%
    Net investment income                 (0.17)%        0.15%        0.41%         0.08%    0.85%           .79%
Portfolio turnover rate                   38.45%         54.58%       68.43%       34.04%        10.66%        27.42%
Average commission rate paid per
  share                                    $0.0349     $0.0279         --                    --         --            --

(A) Management fee waivers and expense reimbursements reduced the expense ratio and increased the net investment income ratio by .07% in 1991.
(B)  Expense ratio has been increased to include additional custodian fees since
     1995 which were offset by custodian fee credits. Prior to 1995, custodian fee credits reduced expense ratios.
(C) Expense ratio-net reflects the effect of the custodian fee credits the Fund received.



                                                               -8-




                                                                Vontobel International Equity Fund
                                                                                  (continued)
                                                                         Years Ended December 31,

                                                       1991            1990             1989(D)  1988(D)
                                                       ----            ----             -------  -------
Per Share Operating Performance
Net asset value, beginning of period                   $10.67          $12.24           $11.17            $10.27
                                                       ------          ------           ------            ------
Income from investment operations-
         Net investment income                            .00            .02            (.09)             (.03)
         Net realized and unrealized gain
                  (loss) on investments                  2.00          (1.54)             1.21              .96
                                                         ----          ------             ----            -----
 Total from  investment operations                       2.00            (1.52)             1.12              .93
                                                        ----            -----              ----            -----
Less distributions-
 Distributions from net investment income                0.00         ( 0.02)             0.00             0.00
 Distributions from realized gains                       0.00          0.00               0.00              0.00
 Distributions in excess of realized gains               0.00          (.03)            (.05)              (0.03)
                                                         ----          -----            -----               -----
 Total distributions                                     0.00          (.05)            (.05)              (0.03)
                                                         ----          -----            -----              ------
Net asset value, end of period                         $12.67          $10.67           $12.24            $11.17
                                                       ======          ======           ======            ======
Total Return                                            18.74%         (12.42)%  10.03%          9.06%
Ratios/Supplemental Data
Net assets, end of period (000's)                      $25,611         $10,074          $2,564            $2,732
Ratio to average net assets-
         Expenses(B)                                   2.71%(A)        2.76%             2.99%            2.99%
         Expenses-net(C)                               2.71%(A)        2.76%(A)         2.99%(A)          2.99%(A)
         Net investment income                           .02%(A)       0.25%(A)         (.83%)(A)         (.57%)(A)
Portfolio turnover rate                                 3.40%         60.87%            84.56%           18.60%



(A) Management fee waivers and expense reimbursements reduced the expense ratio and increased the net investment income ratio by .69%, 3.11%, 5.03% and 1.00% in 1990, 1989, 1988 and 1987, respectively.
(B) Expense ratio has been increased to include additional custodian fees in 1995 which were offset by custodian fee credits. Prior to 1995, custodian fee credits reduced expense ratios.
(C) Expense ratio-net reflects the effect of the custodian fee credits the Fund received.
(D)  Periods during which the Fund was advised by other investment advisors.  On
     July 6, 1990, the Fund's current investment advisor was appointed and the Fund's investment objective was changed to its current status.



                                                               -9-





                                       Vontobel Eastern European Equity Fund
                                  For a Share Outstanding Throughout Each Period



                                                           Year ended                    February 15* to
                                                        December 31, 1997               December 31, 1996
                                                        -----------------               -----------------

Per Share Operating Performance                               $14.89                    $10.00
                                                              ------                    ------
Net asset value, beginning of period

Income from investment operations-
Net investment loss                                            (0.19)                  (0.06)
Net realized and unrealized gain on investments                  1.47                   4.95
                                                                -----                   ----
Total from investment operations                                 1.28                   4.89
                                                                 -----                  ----
Less Distributions
  Distributions from realized gains on investments              (0.92)                  0.00
                                                                ------                  ----
Net asset value, end of period                                  15.25                 $14.89
                                                                 =====               ======

Total Return                                                     8.70%                48.90%

Ratios/Supplemental Data
Net assets, end of period (000's)                                $139,408               $61,853
Ratio to average net assets-
Expense (A)                                                      1.94%                 2.02%**
Expense ratio-net (B)                                            1.66%                 1.77%**
Net investment loss                                             (1.30%)                (1.07%)**
Portfolio turnover rate                                        105.86%                 38.69%
Average commission rate paid per share                        $  0.0963                $0.0737


*    Commencement of Operations
**   Annualized
(A) Expense ratio has been increased to include additional  custodian fees which were offset by custodian fee credits.  (B) Expense ratio-net reflects the effect of the custodian fee credits the Fund received.



                                                       -10-




                                                Vontobel International Bond Fund
                                         For a Share Outstanding Throughout Each Period

                                                     Years Ended December 31,                                 March 1* to
                                                                                                              December 31,
                                                       1997                1996                   1995                1994
                                                     ---------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                   $10.93          $10.60                $ 9.48             $10.00
                                                       ------          ------                ------             ------
Income from investment operations-
    Net investment income                                0.61            0.47                    0.61               0.70
    Net realized and unrealized gain (loss) on
      investments                                       (1.27)           0.32                  1.06            (0.50)
                                                        ------         ------                ------           ------
       Total from investment operations                 (0.66)           0.79                  1.67               0.20
                                                        ------         ------                ------             ------
Less distributions-
    Distributions from net investment income              -             (0.40)              (0.55)            (0.70)
    Distributions from realized gains on
      investments                                       (0.38)         (0.06)
                                                        ------         ------
    Distributions in excess of net investment
      income                                              -              --               --               (0.02)
                                                       ------           ------            ------
       Total distributions                              (0.38)           (0.46)               (0.55)            (0.72)
                                                      --------           -------           -------
Net asset value, end of period                          $9.89           $10.93               $10.60             $ 9.48
                                                        =====          =======               ======             ======
Total Return                                            (6.04)%           7.51%             17.60%                1.98%
                                                        =======          ======             ======               ======
Ratios/Supplemental Data
Net assets, end of period (000's)                      $10,793           26,879           $16,253               $10,235
Ratio to average net assets (A)
    Expense (B)                                          1.60%            1.84%             1.76%                 1.35%**
    Expense ratio-net (C)                                1.40%            1.52%             1.35%                 1.35%**
    Net investment income                                5.92%            4.78%                5.38%                 3.99%**
Portfolio turnover rate                                  0.00%           19.89%             18.63%               19.00%



* Commencement of Operations
** Annualized
(A) Mangement waivers reduced the expense ratios and increased the ratios of net investment income by 0.60% in 1997, 0.20 in 1996, 1.00% in 1995 and 0.19% in 1994.
(B) Expense ratio has been increased to include additional custodian fees that were offset by custodian fee credits, prior to 1995 custodian fee credits reduced the expense ratio.
(C) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

                                                              -11-





                                              Vontobel Emerging Markets Equity Fund
                                         For a Share Outstanding Throughout Each Period

                                                  September 1, 1997* to
                                                     Dec. 31, 1997
Per Share Operating Performance
Net asset value, beginning of period                   $10.00
Income from investment operations-
    Net investment income                               (0.04)
    Net realized and unrealized gain (loss) on
      investments                                       (0.54)
       Total from investment operations                 (0.58)

Net asset value, end of period                          $9.42
                                                        =====
Total Return                                            (5.80%)
Ratios/Supplemental Data
Net assets, end of period (000's)                      $ 3,601
Ratio to average net assets (A)*
    Expense (B)                                          2.41%**
    Expense ratio-net (C)                                2.20%**
    Net investment income                               (1.42)%**
Portfolio turnover rate                                 16.36%
Average commssion rate paid per share                   $0.0145


*    Commencement of Operations
**   Annualized
(A)  Management  fee  waivers  reduced  the  expense  ratio  and  increased  net investment  income  ratio of 1.25%.  (B)  Expense  ratio has been  increased  to include additional custodian fees which were offset by custodian fee credits.
(C) Expense ratio-net reflects the effect of the custodian fee credits.



                                                              -12-






                                               Vontobel Eastern European Debt Fund
                                         For a Share Outstanding Throughout Each Period

                                                   September 1, 1997* to
                                                     Dec. 31, 1997
Per Share Operating Performance
Net asset value, beginning of period                   $10.00
Income from investment operations-
    Net investment income                                0.26
    Net realized and unrealized gain (loss) on
      investments                                       (0.32)
       Total from investment operations                 (0.06)
Less distributions
  Distributions from net investment income              (0.24)

Net asset value, end of period                          $9.70
                                                        =====
Total Return                                            (0.55%)
Ratios/Supplemental Data
Net assets, end of period (000's)                      $14,438
Ratio to average net assets (A)*
    Expense (A)                                          2.38%**
    Expense ratio-net (B)                                2.19%**
    Net investment income                                8.28%**
Portfolio turnover rate                                  0.00%



*    Commencement of Operations
**   Annualized
(A) Expense ratio has been increased to include additional  custodian fees which were offset by custodian fee credits.  (B) Expense ratio-net reflects the effect of the custodian fee credits the fund received.



                                                              -13-

                                                 1997 PERFORMANCE


                                             VONTOBEL U.S. VALUE FUND

         The Value Fund produced a total return of 34.3% for the year, versus the 33.4% return for the S&P 400 Stock Index with income. The Fund began the year 70% invested (other than in cash and cash equivalents) as a result of the Advisor's inability to find investments that offered both the potential for a satisfactory return and a sufficient margin of safety in the third year of an historically unprecedented, and increasingly speculative, bull market. During the U.S. equity market's corrections in April, July and October 1997 the Advisor was able to put its large cash reserve to work. Consistent with its investment discipline, the Advisor trimmed positions as prices rose, and invested aggressively in each correction, not, for the most part, by adding new names, but by increasing holdings in the well-managed, predictable businesses that have been the fund's mainstay over the past several years. In the fourth quarter, investors around the world seemed to gravitate toward the apparent safety of the U.S. and, furthermore, towards the kinds of stocks in which the fund seeks to invest -- the excellent business franchises of Coca-Cola, Disney etc. Despite the Fund's large fluctuating cash position throughout the year it the fund ended the year less than 60% invested (other than in cash and cash equivalents) yet still managed to outperform the general market and place among the top 6%
(41 of 624), 3% (13 of 402) and 23% (56 of 241) of growth and income equity funds tracked by Lipper Analytical Services, Inc. over the last 1, 3 and 5 years, respectively.


                           VONTOBEL INTERNATIONAL EQUITY FUND

         The International Equity Fund produced a total return of 9.2% for the year, versus the 1.8% total return of the Morgan Stanley Capital International, Europe, Australia, Far East Index. This performance placed the Fund among the top 27% (119 of 426), 20% (51 of 257) and 29% (33 of 112) in the universe of international equity funds tracked by Lipper Analytical Services over the last 1, 3 and 5 years, respectively. In 1997 excessive valuations throughout Asia translated into a bear market in emerging markets worldwide. The Advisor's recognition of overvaluation in the Far East had already led it to reduce the fund's exposure to Asia/Pacific securities from 17.9% at year end 1995 to 9.9% at year end 1996. The fund's exposure to the region was further reduced during 1997, and its sole position in Latin America, Brazil's Brahma, was sold for profit in the fourth quarter, so that by year end the fund's total emerging markets exposure was only 3.5%. In response to the Asian economic downturn, the Adviser also cut back the fund's weighting in Japan by from 295 to 23.5% in the second half. Despite the Japanese market's 30% drop in local currency, the fund's total return in its Japanese holdings, all of which sell at a substantial discount to the market, was positive. The fund's outperformance of its benchmark and its peer group in 1997 can be attributed to its minimal exposure to the Asian bear market; its overweighting in European markets, which posted another year of solid gains; and its
                                                       -14-
emphasis on a margin of safety in stockpicking, focusing on companies with long records of consistent growth in earnings, revenues, and operating margins, high returns on equity relative to price to cash flow, and healthy debt ratios. The value of the fund's portfolio was mostly hedged during the year against a rallying U.S. dollar, which exhibited strength against virtually all the major trading currencies of continental Europe and, in the second half, the Japanese yen.


                                       VONTOBEL EASTERN EUROPEAN EQUITY FUND

         The E. European Equity Fund produced a total return of 8.8% for the year, and ranked among the top 21% in the Lipper universe of emerging markets equity funds. Nomura Research Institute's Eastern European Equity Index (covering the Czech, Hungarian, Polish and Slovakian markets) suffered a 6.5% decline in U.S. dollar terms. This index has no exposure to Russian, the region's best-performing market. The Polish and Czech markets suffered heavy outflows, the former due to concerns about the current account deficit and earnings shortfalls, the latter in advance of that country's currency's devaluation in May. The negative performance of these two markets offset the spectacular gains made by the Russian and Hungarian markets until the Asian contagion made itself felt in the third quarter. The collapse of the region's markets, despite a lack of fundamental similarities with Asia, was unfortunate but not surprising. In times of major crisis, investors "fly to quality" and sell their holdings in emerging markets first. The Advisor believes that the investment rationale for investing in Eastern Europe is intact, and that Asia's problems will have no impact on the acceleration of domestic consumption in Eastern Europe and its increased rapprochement with Europe. In anticipation of continued high volatility, the Advisor has sold off small positions in relatively illiquid issues and is focusing on building concentrated positions in companies that not only meet its valuation criteria but those whose stock can be easily traded.

                                         VONTOBEL INTERNATIONAL BOND FUND

         The Bond Fund declined by 6.0% for the year, vs. a 3.8% decline in the J.P. Morgan Government Bond Index ex-U.S. The fund suffered no repercussions from the financial crisis in Asia since it holds only high-investment-grade issues and has no exposure to emerging markets debt. However, once again in 1997 the U.S. dollar's continued strength wiped out local currency gains in international bonds for U.S.-dollar-based investors. In the last quarter, the yield on 30-year U.S. Treasury bonds fell below 6% for the first time in nearly three years. In Europe, convergence of bond yields in anticipation of European Monetary Union had virtually become a fait accompli. Yield differentials between the countries' bond markets principally reflected liquidity and risk premiums relative to the quality of the underlying borrowers. With 10-year government paper yielding under 2%, Japanese bonds remained unappealing; a weak economy, a growing public sector deficit, record low interest rates and a weakening currency do not bode well for fixed income investors. From a market and currency allocation standpoint, the Advisor allocated some 40% of fund assets to the five best-performing markets in local currency terms (U.K.,+14.85%, Italy,+14.45%, Australia,+13%, Ireland,+12.73% and

Spain,+ 10.9%). However, double-digit local currency returns did not compensate for the appreciation of the U.S. currency, which rallied by over 10% against all major currencies except the pound sterling and the Canadian dollar in 1997.


                                       VONTOBEL EMERGING MARKETS EQUITY FUND

           For the four-month period since its inception on September 1, 1997 through December 31, 1997, the Emerging Markets Equity Fund produced a total return of -5.8%, versus the benchmark Morgan Stanley Capital Inter-national's Emerging Markets Free Index (EMF) at -15.7%. The fund's first four months of operation witnessed exceptional volatility in global emerging markets. The crisis was triggered not by overvalued currencies but by a huge debt build-up in Asia that had a spillover effect on global foreign exchange markets. The Advisor had been steadily reducing its exposure to emerging Asian markets in its international equity portfolios since the fall of 1996, due to 1) high valuations relative to price-to-cash flow and debt-to-equity ratios, and 2) its growing perception that Asian companies were feeling the strain of severe competitive pressures. Therefore, when the Advisor launched the fund in September, 1997, it limited its allocation to Asia/Pacific emerging markets to only 14%, half the benchmark weighting. The Fund's outperformance of the benchmark index and its peer group is attributable to its 50% underweight in Asia/Pacific emerging markets, as well as the relatively modest valuation of its holdings. On average, the fund's holdings at year end traded at about 14% Price to Earnings with an average EPS growth profile of 20%. The Advisor focuses on companies that have low gearings (debt to equity less than 0.5%), that generate strong cash flow on a year-over-year basis, and that have strong leadership in their industries.


                                          VONTOBEL EASTERN EUROPEAN DEBT

         The E. European Debt Fund posted a small loss of -.6% for the year. The fund was launched on September 1, 1997, during a tumultuous period in global securities markets. In reaction to the economic and financial crisis in Asia, investors bolted out of Eastern European equity and debt markets, paying no heed to the differing fundamentals between the regions. The biggest price drops were suffered in US dollar- and D-mark-denominated bonds issued by Eastern European issuers. Local currency issues, on the other hand, were scarcely affected by the developments in the emerging markets debt universe. The participation of foreign investors in most Eastern European bond/debt markets is quite small, except for Russia and Ukraine. In Russia foreigners hold more than 30% of the $50 billion market in Russian GKO's (T-bills). In Poland and Hungary, on the other hand, foreigners hold only about 10% of the local debt market. Generally speaking, Eastern European debt markets are dominated by local insurance companies and, to a lesser extent, domestic pension funds. Because domestic players were not forced to sell when the Asian flu infected world markets, Eastern European markets held up quite well. The main exception was Russia, where ruble-denominated bonds were badly hit as a result of rate hikes by the central bank. The rate increases were a necessary defensive move to protect the currency, which came under pressure after foreign investors began to sell both their equity and debt holdings. Given that market and currency allocation are the principal drivers of bond market returns, the fund's relatively good performance can be attributed to its concentration in local currency government debt and lack of exposure to the Russian market. The majority of the fund's holdings are investment-grade instruments issued by governments and supranational entities, such as the European Bank for Reconstruction and Development, and none is rated below A- by Standard & Poor's Ratings Group ("S&P"). In view of the benign inflation outlook, Eastern European debt instruments remain an attractive asset class for long-term investors seeking high interest income and added international diversification.

                                        THE FUNDS' INVESTMENTS AND POLICIES

                                               VONTOBEL FUNDS, INC.

         The Funds are series of Vontobel Funds, Inc. (the "Company"), an open-end management investment company incorporated in Maryland in 1983. The Company currently consists of six series, and the Board of Directors may elect to add more series in the future. A minimum initial investment of $1,000 is required to open a shareholder account in each Fund, and each subsequent investment must be $50 or more.

         The investment objective of each Fund is fundamental and may not be changed without the approval of shareholders. The investment policies of each Fund are not fundamental, however, and may be changed with the approval of the Company's Board of Directors. All investments entail some risks and there is no assurance that the investment objective of a Fund can be achieved. See "Special Risk Considerations" below.

                                             VONTOBEL U.S. VALUE FUND

         Investment Objective. The investment objective of the Value Fund is to seek to achieve long-term capital returns in excess of the broad market by investing in a carefully selected, continuously managed non-diversified portfolio of principally equity securities (including securities convertible into equity securities, such as warrants, convertible bonds, debentures, or convertible preferred stock) traded on U.S. exchanges. The Advisor uses the S&P 500 Index as the benchmark for the broad market against which the performance of the Value Fund is measured.

         Although the Value Fund's return will be compared to that provided by the broad market, the Advisor does not utilize traditional relative valuation measures, such as price to earnings or price to book value ratios. Rather, the Advisor seeks to achieve attractive absolute returns over the "risk-free" rate, defined as the rate of return available on 10-year U.S. government securities. Stated alternatively, the Advisor's utilization of an "absolute" rather than a "relative" valuation yardstick is designed to achieve not only a satisfactory return over the risk-free rate but also at the same time safety of principal.

         The Value Fund operates as a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), but will seek to qualify as a diversified investment company for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

         Investment Policies. It is the policy of the Value Fund to invest primarily in equity securities (common stocks or securities convertible into common stocks) that are listed on a securities exchange or that have an established over-the-counter market. The Value Fund may also include among its holdings equity securities issued by non-U.S.-domiciled firms that are traded on U.S. exchanges (such as American Depository Receipts and American Depository Shares. While foreign securities have not historically comprised a significant percentage of the Value Fund's assets, the Advisor believes that, in a world in which a company headquartered in Atlanta, Georgia may generate 80% of earnings in non-U.S. markets, while one based in Basel, Switzerland may generate 35% of its earnings in North America, the capability to invest in non-U.S.-domiciled companies is a logical outgrowth of the increasingly global nature of today's multinational corporations.

         It is not the intention of the Advisor to time the direction of the market or to forecast future changes regarding interest rates or the economy. As noted above, the Advisor seeks to achieve its investment objective by investing principally in equity securities. Nonetheless, the Advisor may construct, and in fact has constructed, a portfolio in which cash and cash equivalents (including, but not limited to, overnight repurchase agreements and short-term U.S. Treasuries), and/or fixed-income instruments, comprise a significant portion of the Value Fund's total assets. The Advisor views its "cash position" as a residual measure of the ability of its investment personnel to identify enough stocks that meet their rigorous investment criteria. The Advisor believes that its ability to hold cash has in the past reduced overall portfolio risk and increased the effectiveness of its investment strategy by granting a high degree of investment flexibility in actively managing the fund. As an equity fund, the Value Fund will normally have at least 65% of its assets invested in common stocks or securities convertible into common stocks.

         Since the Value Fund seeks to achieve capital appreciation while ensuring safety of principal, it will dispose of a security, regardless of the time it has been held, to establish gains, to avoid anticipated reductions of value, or to reduce or eliminate a position in a security which is no longer believed to offer the potential for suitable gains. Portfolio turnover is expected not to exceed an annual rate of 100% under normal circumstances. Such a turnover rate may reflect substantial short term trading and corresponding brokerage costs which the Value Fund must pay. A higher portfolio turnover rate may result in additional brokerage commissions or expenses to the Value Fund.

         The selection of the securities in which the Value Fund will invest will not be limited to companies of any particular size, or to securities traded in any particular marketplace, and will be based only upon the expected contribution such securities would make to the investment objective. The Value Fund may assume a temporary defensive posture. See "Additional Information on Policies and Investments - Temporary Defensive Positions" below. For additional information regarding investments and a description of additional permitted investments, see "Additional Information on Policies and Investments."

         The Value Fund is a "non-diversified" investment company under Federal securities laws, and therefore may invest a larger portion of its assets in certain issuers, including foreign governments and domestic issuers other than the U.S. government. It may invest more than 5% of its assets in government debt securities of the U.S. However, because it intends to qualify as a "regulated investment company" for purposes of Subchapter M of the Code, at least 50% of its total assets must be invested in cash, U.S. government securities, and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. A regulated investment company is also limited in its purchases of voting securities of any issuer.

         Investment Strategy. In managing the Value Fund, the Advisor draws a distinction between investment, i.e., an action that seeks safety of principal and a satisfactory return, versus speculation, i.e., an action that may offer significant return potential but that offers insufficient safety of principal. The Advisor believes that the intrinsic value of any asset can be calculated by discounting the estimated free cash flow generated by that asset over its lifetime. This belief has led the Advisor to adopt a bottom-up approach that stresses predictability, one in which the prevailing level of interest rates provides a yardstick for determining absolute value independent of the level of market indices. Eschewing many of the tenets of modern portfolio theory, the Advisor considers the riskiness of an investment to be a function of the company's business rather than the volatility of its stock price.

         The Advisor employs a bottom-up approach to stock picking, with an emphasis on qualitative criteria in evaluating a company's potential as a prospective investment opportunity.

         A valuation technique based upon the discounting of future cash flows implies a high degree of reliance upon the estimates of future financial results. The Advisor believes that the best beginning point to analyzing a company's future is to review its past. Consequently, those companies that have produced highly volatile returns and those with short operating histories do not lend themselves to the Advisor's investment approach. Recognizing the tendency of markets to overreact to both good news and to bad news, the Advisor, like many value investors, often takes a contrarian stance to "momentum" managers. Recognizing also the broader market's tendency to paint with the same brush all companies within an industry group, the Advisor often finds itself significantly overweighting out-of-favor market sectors.

         Having determined that an investment opportunity may exist, the Advisor reads company-provided materials and public filings and often will look at materials developed by or related to the company's competitors. The Advisor also may interview company management, and if the company is followed by brokerage houses with which the Advisor does business, may also review brokerage firm research. Most company interviews are by telephone, but personnel of the Advisor also travel several times each year, visiting companies whose stock is held or is under consideration, or which are competitors of such companies. In evaluating a company's suitability as an investment vehicle, the Advisor takes into account the following:

         Predictability: No one can foretell the future with exactitude, but some businesses are far more predictable than others. An asset cannot be valued without some idea of the cash flows that asset will generate. This desire for predictability has for the most part deterred the Advisor from investing in fast-evolving industries (specifically, computer technology) and has also deterred the Advisor from committing capital to highly cyclical businesses.

         Generation of Free Cash Flow: Free cash flow is the amount of money available, after required capital spending, for reinvestment and/or return to the owners of the business.

         Adequate Returns: Those businesses not generating a competitive level of return on invested capital are unsuitable as investments.

         Low Debt: High leverage introduces a level of risk that is unacceptable.

         Elements of a Franchise: This provides a competitive advantage, enabling high returns over extended periods of time.

         Regulatory Environment: The less regulation to which a company is subject, the better, as less regulation increases the company's ability to manage and price effectively.

         Shareholder-oriented Management: High insider ownership is one indicator that management will act with the best interests of the shareholders in mind. Intelligent prudent use of company funds is another.

The  Advisor   considers   companies   that  meet  these   qualitative   hurdles
"investable".

         A price target is generally reached by treating forecasted free cash flow as an annuity, using prevailing interest rates as the discount factor. For those companies in which the Advisor has an exceptional level of confidence, it projects some level of cash flow growth, using either proprietary or consensus forecasts. (Price targets may later be adjusted for significant changes in the prevailing level of interest rates, and also may later be reviewed as company-specific events dictate.)

         Generally, a new position will be established if the market price of a security is 20% or more below calculated intrinsic value. Position size is dictated by the Advisor's degree of confidence in the business and the stock's degree of undervaluation, as well as the availability of attractive investment alternatives. Position sizes normally range from 1% to 6% of portfolio assets, but the Advisor has occasionally taken larger positions. Generally, portfolios comprise approximately 20 positions.

         A stock is sold for one of two reasons. Either it has reached the target price or the thesis for purchase has deteriorated. Large positions are trimmed as stocks approach sell targets. There is no automatic sell-down percentage.

         No conscious sector allocation decision is made. Sector allocation is the result of stock selection. The Advisor believes that the Value Fund's status as a non-diversified investment company is an important factor for consideration by potential investors. The Advisor's ability to allocate up to 50% of the Value Fund's assets in greater than 5% positions, thereby "concentrating" its portfolio, may result in reduced risk, insofar as its investment personnel have greater confidence in the investment worthiness of those securities purchased and held by the Value Fund. Such concentration may, however, increase the volatility of the Value Fund's net asset value in the short run.

                                        VONTOBEL INTERNATIONAL EQUITY FUND

         Investment Objective. The investment objective of the International Equity Fund is to seek to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities (including securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock). The investments of the International Equity Fund will consist principally of equity securities of European and Pacific Basin countries.

         Investment  Policies.  The  International  Equity Fund is designed as a core holding for individuals and institutions who wish to diversify their investment programs to take advantage of opportunities in international securities markets, with the principal emphasis on opportunities in Europe and the Pacific Basin. Investing in the International Equity Fund can provide international diversity to an investor's existing portfolio of U.S. equity securities and U.S. dollar and foreign currency denominated bonds, thereby improving risk-adjusted returns. The International Equity Fund will invest most of its assets in equity securities of countries which are generally considered to have developed markets, such as the United Kingdom, Germany, France, the Netherlands, Switzerland, Norway, Spain, Japan, Hong Kong, Australia, and Singapore. The Advisor will decide when and how much to invest in each of those markets. Investments may also be made in equities issued by companies in "developing countries" or "emerging markets", such as Taiwan, Malaysia, Indonesia, and Brazil, included in Morgan Stanley Capital International's Emerging Markets Free Index ("EMF") Investments in the equity markets of these countries involves exposure to economic structures that are generally less diverse and mature, and whose political systems may have less stability than those of "developed countries". Subject to investment limitations stated in the Statement of Additional Information, the International Equity Fund may invest in the shares of open-end and closed-end investment companies that acquire equity securities of foreign issuers in which the Fund may invest. By investing in shares of such investment companies, the Fund would indirectly pay a portion of the operating expenses, management expenses, and brokerage costs of such companies, as well as those of the Fund. Federal and state securities laws impose limits on such investments with which the Fund will comply, and may affect the ability of the Fund to acquire or dispose of such shares.

         The Advisor believes that global economic and political developments have created new opportunities in an enlarged investment universe. In recent years a number of economies in developed and emerging countries have grown faster than the U.S. economy, and return on equity investments in these markets has often been superior to similar investments in the U.S. In addition, the U.S. stock market presently represents approximately 40% of the capitalization of the world's stock markets compared to approximately two-thirds in 1970. Significant growth of international capital markets, coupled with advances in technology and lower cost of communications, have increased the globalization of securities trading. Therefore, over the past few years, the number of investment opportunities outside the U.S. has grown rapidly.

         It is the policy of the International Equity Fund to invest primarily in equity securities which may achieve capital appreciation by selecting companies with superior potential based on a series of macro and micro analyses. The International Equity Fund may select its investments from companies which are listed on a securities exchange or from companies whose securities have an established over-the-counter market, and may make limited investments in "thinly traded" securities (please refer to "Investment Restrictions" in the Statement of Additional Information).

         Under normal circumstances the International Equity Fund will have at least 65% of its assets invested in European and Pacific Basin equity securities. The International Equity Fund intends to diversify broadly investments among countries and normally to have represented in the portfolio business activities of not less than three different countries. The securities the International Equity Fund purchases may not always be purchased on the principal market. For example, American Depository Receipts ("ADRs") may be purchased if trading conditions make them more attractive than the underlying security. ADRs are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The International Equity Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. Please refer to the Statement of Additional Information for more information on ADRs.

         The selection of the securities in which the International Equity Fund will invest will not be limited to companies of any particular size, or to securities traded in any particular marketplace, and will be based only upon the expected contribution such security will make to its investment objective.

         Since the International Equity Fund seeks to achieve capital appreciation, it will dispose of a security, regardless of the time it has been held, to establish gains, to avoid anticipated reductions of value, or to reduce or eliminate a position in a security which is no longer believed to offer the potential for suitable gains. Portfolio turnover is expected not to exceed an annual rate of 100% under normal circumstances. Such a turnover rate may reflect substantial short term trading and corresponding brokerage costs which the International Equity Fund must pay.

         The International Equity Fund may enter into forward contracts to purchase or sell foreign currencies, purchase and write covered call options on foreign currencies and enter into contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures") as described in "Additional Information on Policies and Investments - Strategic Transactions" below. The International Equity Fund may assume a temporary defensive posture. See "Additional Information on Policies and Investments - Temporary Defensive Positions" below. For additional information regarding investments and a description of additional permitted investments, see "Additional Information on Policies and Investments."

         Investment Strategy. Using an approach that involves top-down country allocation combined with bottom-up stock selection, the Advisor will seek to identify countries where economic and political factors are likely to provide above average returns, and companies in such countries that are best positioned in their respective industries and are attractively valued. In this regard the Advisor will allocate the assets of the International Equity Fund principally between the European and Pacific regions.

         The Advisor's approach is governed by its belief that the principal factors affecting an equity market's return are, on a country allocation basis, the proportion of liquidity in the economy, and, on a stock selection basis, consistent profit growth, a strong balance sheet and high returns on employed capital and, in addition, that the effect of currency fluctuations on portfolio returns can be reduced through a systematic hedging strategy.

         For its country allocation, the Advisor analyzes approximately 35 international equity markets, which include the 20 markets currently comprised in Morgan Stanley Capital International's Europe, Australia and Far East Index ("EAFE"), as well as the constituent countries of its EMF. The Advisor also gives consideration to such factors as market liquidity, accessibility to foreign investors, regulatory protection of shareholders, accounting and disclosure standards, transferability of funds and foreign exchange controls, if any.

         The tendency of markets to overreact to short-term factors such as monthly inflation data or quarterly earnings results creates market valuations that may deviate significantly from their underlying historical values. The country allocation process aims to determine the relative attractiveness of the markets in the Advisor's country universe by establishing a relationship between their current valuations and the amount of liquidity available in their respective economies and then comparing that relationship with its historic norm. The rigorous use of comparative historical data is designed to reduce subjective and speculative bias.

         The Advisor's country allocation process is guided by the output of a valuation model that produces a total expected return range in local currency for each country in the Advisor's investment universe. The data series used in the valuation model covers extended periods of market history for the EAFE and EMF universe. The Advisor has backtested the reliability of the principal factors used in the valuation model which, in combination, have historically proven to have statistically significant predictive power. These factors broadly fall into the following categories: macroeconomic indicators, valuation indicators and market-specific factors.

         Each factor is assigned a numerical value based on a scale determined by the historic ranges. Based on the arithmetical sum of all such values, an attractiveness ranking for each country in the Advisor's universe is produced on a quarterly basis. The use of three different sets of variables in combination results in a higher degree of predictability of the valuation model's output. Generally, the factors are equally weighted. In a few instances a double weight is assigned if the predictive power of a particular factor has historically been very high, like yield curve analysis, which is relevant in all markets.

         The valuation model's total return expectations provide a relative ranking in descending order of attractiveness of all countries in the Advisor's universe. It is not the Advisor's approach to make country "bets" by, for example, significantly overweighting those countries showing the highest expected return based on the output of the Advisor's valuation model. Rather, the Advisor normalizes the distribution of country weights through the use of a proprietary risk-variance matrix that establishes for each market a minimum/maximum weight relative to the benchmark (EAFE). Since the Advisor's country allocation valuation model cannot take into account exogenous events impacting country stock market returns such as political events, social unrest and currency turmoil, this matrix serves for risk control purposes.

         Before a decision is made to increase or lower a country weight based on the quantitative output of the valuation model, the Advisor reviews the country's fundamental economic data that are not part of the country screening process as well as its political situation. This systematic qualitative analysis focuses on such macroeconomic data as GDP growth, external trade balances, current account and balance of payments, external debt position and debt service ratios, foreign reserve position, ability to finance deficits in external accounts, fiscal and exchange rate policies, private and public savings rates, as well as inflationary trends.

         The Advisor believes this approach to be more useful than a rigid discipline that ties the magnitude and timing of shifts in country weights directly to changes in the expected returns for each country produced by the Advisor's valuation model since the Advisor does not employ portfolio optimization techniques.

         Normally, the Fund will tend to be fully invested. International equity markets have historically demonstrated low correlation with one another, so it is extremely unlikely that the model would produce simultaneously negative total return expectations for a large number of countries in the Advisor's universe so as to trigger a significant temporary defensive move to cash.

         For stock selection within each country, the Advisor seeks to invest in large- and medium-capitalization companies that have a long record of successful operations in their core business and earnings growth through increasing market share and unit sales volumes. Typically they occupy a leading position in their industry, have demonstrated a high degree of self-financing and have consistently generated free cash flow.

         The Advisor's stock selection process begins by screening a universe of approximately 3000 stocks in a market capitalization range from approximately $500 million to approximately $100 billion. The Advisor's screens are designed to be representative of each market and generally cover a broad cross-section of companies which together account for about 70% of total market capitalization. The Advisor's approach is to look at companies whose growth factors can be measured and compared. The Advisor's data series focus on low price to sales ratios, consistent earnings growth, consistent operating margins, high returns on equity relative to price to cash flow, and healthy debt ratios. The Advisor defines cash flow as recurrent net profit plus depreciation. Furthermore, the Advisor analyzes the share price in relation to earnings before interest, taxes, depreciation and amortization, and looks at the underlying trend of cash and retained earnings. The screens, comprising multiple valuation ratios, are used to ensure rigor and consistency in the Advisor's bottom-up research.

         The Advisor supplements the above quantitative screening process by an analysis of certain qualitative criteria, one of the most important of which is to identify strong, stable and reliable management that maintains a company's market position through consistent unit volume growth and gains in market share rather than a reliance on price increases, exercises tight financial control and fosters a culture of market responsiveness.

         Based on the Advisor's ranking of approximately 3000 stocks in about 35 different international equity markets, the Advisor usually selects names which appear in the top third of the quantitative screens for each country. Based on the screening factors, these stocks typically show low historical deviations of annual earnings, high returns on equity and low debt levels. Position size at purchase ranges from about 0.7% to 1% of total portfolio assets. Within this range position size varies in proportion to the market capitalization of the company within a given country's stock market. The Advisor normally allows positions to reach a maximum of approximately 5% of total assets.

         Shifts in country weight are the principal cause for selling stocks. Stocks are sold if a country's maximum weight based on the risk-variance matrix has been exceeded. The Advisor may trim or sell positions if a name drops from the top third of its quantitative screens due to price appreciation or if a company's fundamentals have deteriorated.

         Within each country, no conscious sector allocation decision is made. Sector allocation is the result of the stock selection within each country.

         The holding periods of the Fund's core holdings generally exceed one year.

         For active currency risk management, the Advisor employs a systematic currency hedging approach based on a technical-trend-following model.

                                       VONTOBEL EMERGING MARKETS EQUITY FUND

         Investment Objective. The investment objective of the Emerging Markets Fund is to seek to achieve long-term capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities (including securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock). The investments of the Emerging Markets Fund will consist principally of equity securities of issuers in developing countries around the world.

         Investment Policies. The Emerging Markets Fund is designed for individuals and institutions who wish to diversify beyond their holdings of equities issued by companies whose principal offices are located in countries with developed equity markets which generally includes the constituent countries of the EAFE, each a developed market country. Investing in the Emerging Markets Fund can provide international diversity to an investor's existing portfolio of U.S. and international equity securities and U.S. dollar and foreign currency denominated bonds, thereby seeking to reduce volatility or risk over time. The Emerging Markets Fund will invest most of its assets in equity securities of countries which are considered to have developing equity markets. The Emerging Markets Fund considers countries having developing markets to be all countries included in the EMF, generally considered to be developing or emerging markets countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, the countries not in this category include Ireland, Spain, New Zealand, Australia, the United Kingdom, Italy, the Netherlands, Belgium, Austria, France, Canada, Germany, Denmark, the United States, Sweden, Finland, Norway, Japan, Iceland, Luxembourg and Switzerland. In addition, as used in this prospectus, emerging markets equity securities means (i) equity securities of companies that the principal securities trading market for which is an emerging market country, as defined above, (ii) equity securities traded in any market, of companies that derive a substantial portion of their total revenue or potential revenue from either goods or services produced in developing countries or sales made in emerging market countries, or (iii) equity securities of companies organized under the laws of, and with a principal office in, an emerging market country. Subject to investment limitations stated in the Statement of Additional Information, the Emerging Markets Fund may invest in shares of open and closed-end investment companies that acquire equity securities of issuers in emerging markets in which the Fund may invest. By investing in shares of such investment companies, the Fund would indirectly pay a portion of the operating expenses, management expenses, and brokerage costs of such companies, as well as those of the Fund. Federal securities laws impose limits on such investments with which the Fund will comply, and may affect the ability of the Fund to acquire or dispose of such shares.

         The Advisor believes that global economic and political developments have helped to create new investment opportunities. In recent years some economies in developing countries have grown faster than economies in industrialized countries, and some returns on equity investments in some of these countries have been superior to similar investments in the U.S. or industrialized countries. In addition, the share of global stock market capitalization accounted for by emerging markets currently amounts to approximately 15% which compares to currently 40% for the U.S. equity markets and about 45% for the developed countries.

         It is the policy of the Emerging Markets Fund to invest primarily in equity securities which may achieve capital appreciation by selecting companies with superior potential based on a series of macro and micro economic analyses. The Emerging Markets Fund may select its investments from companies which are listed on a securities exchange or from companies whose securities have an established over-the-counter market, and may make limited investments in "thinly traded" securities. (Please refer to "Investment Restrictions" in the Statement of Additional Information).

         Under normal circumstances the Emerging Markets Fund will have at least 65% of its total assets invested in developing countries around the globe. The Emerging Markets Fund intends to diversify investments broadly among countries and normally to have represented in the portfolio business activities of not less than three different countries. It is anticipated that the Emerging Markets Fund will invest in three or more of the countries in the following list, which is meant to be representative and not exhaustive:


Argentina
Brazil
Chile
China
Colombia
Czech Republic
Egypt
Ghana
Greece
Hong Kong
Hungary
India
Indonesia
Israel
Malaysia
Mexico
Pakistan
Panama
Peru
Philippines
Poland
Portugal

Russia
Singapore
South Africa
South Korea
Sri Lanka
Taiwan
Thailand
Turkey
Venezuela

     The securities the Emerging Markets Fund purchases may not always be purchased on the principal market of the country. For example, ADRs, European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") or Registered Depository Certificates ("RDC") may be purchased if trading conditions make them more attractive than the underlying security. ADRs are described above in the "Vontobel International Equity Fund" section. Similar to ADRs, EDRs, GDRs and RDCs represent receipts for a foreign security issued in a location outside the U.S., and may involve risks comparable to ADRs, as well as the fact that the EDR, GDR or RDC is itself issued outside the U.S. RDCs involve risks associated with Russian securities transactions. Please refer to the Statement of Additional Information for more information on ADRs, EDRs, GDRs and RDCs.

         The selection of the securities in which the Emerging Markets Fund will invest will not be limited to companies of any particular size, or to securities traded in any particular marketplace, and will be based only upon the expected contribution such security will make to its investment objective.

         Since the Emerging Markets Fund seeks to achieve long-term capital appreciation, it will dispose of a security, regardless of the time it has been held, to establish gains, to avoid anticipated reductions in value, or to reduce or eliminate a position in a security which is no longer believed to offer the potential for suitable gains.

         The Emerging Markets Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted equity securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. The Fund may not invest in such securities that are deemed to be illiquid in excess of 15% of the Fund's net assets. Securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act"), are deemed illiquid, except that Restricted Securities that can be offered and sold to qualified institutional buyers pursuant to Rule 144A under the 1933 Act may be deemed liquid under guidelines adopted by the Board of Directors of the Company. The Fund may assume a temporary defensive posture. See "Additional Information on Policies and Investments - Temporary Defensive Positions" below. For additional information regarding investments and a description of additional permitted investments, see "Additional Information on Policies and Investments."

         Investment Strategy. The investment objective of the Emerging Markets Fund reflects the Advisor's belief that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may especially benefit certain countries having emerging markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of such countries. Certain such countries, which may be in the process of developing more market-oriented economies, may experience relatively high rates of economic growth. Other countries, although having relatively mature emerging markets, may also be in a position to benefit from local or international developments encouraging greater orientation and diminishing governmental intervention in economic affairs.

         The Advisor's emerging markets equity approach is governed by its belief that the principal factors affecting an equity market's returns are, on a country allocation basis, the proportion of liquidity in the economy, and on a stock selection basis, the growth of recurrent cash flow from operations. The Advisor's investment approach involves two steps: (i) top-down country allocation; and (ii) bottom-up stock selection. The Advisor does not currently actively manage currency risk.

         The Advisor currently analyzes the equity markets of developing or emerging markets countries as described above in "Investment Policies". The Advisor also gives consideration to such factors as liquidity, accessibility to foreign investors, regulatory protection of shareholders, accounting and disclosure standards, transferability of funds and exchange controls, if any.

         The tendency of markets to overreact to short-term factors such as monthly inflation data or quarterly earnings results creates market valuations that may deviate significantly from their underlying historical values. The country allocation process aims to determine the relative attractiveness of the markets in the Advisor's country universe by establishing a relationship between their current valuations and the amount of liquidity available in their respective economies, and then comparing that relationship with its historical norm. The rigorous use of comparative historical data tends to reduce subjective and speculative bias.

         The Advisor's country allocation process is guided by the output of a valuation model that produces a total expected return range in local currency for each country in the Advisor's investment universe. The data series used in the valuation model covers extended periods of market history for the EMF universe. These factors broadly fall into the following categories: macroeconomic indicators, valuation indicators and market-specific factors. The Advisor has backtested the reliability of the principal factors which, in combination, have historically proven to have statistically significant predictive power.

         The Advisor supplements the quantitative analysis by an analysis of a country's current and expected level of economic activity based on the conduct of monetary and fiscal policy combined with ongoing evaluation of the underlying economic dynamics created by short- and long-term investment flows.

         The valuation model's total return expectations produce a relative ranking in descending order of attractiveness of all countries in the Advisor's universe.

         It is not the Advisor's approach to make country "bets" by, for example, significantly overweighting those countries showing the highest expected return based on the output of the Advisor's valuation model. Rather, the Advisor normalizes the distribution of country weights through the use of a proprietary risk-variance matrix that establishes for each market a minimum/maximum weight relative to the benchmark (EMF). Since the Advisor's country allocation valuation model cannot take into account exogenous events impacting country stock market returns such as political events, social unrest and currency turmoil, this matrix serves for risk control purposes.

         Before a decision is made to increase or lower a country weight based on the quantitative output of the valuation model, the Advisor reviews the country's fundamental economic data that are not part of the country screening process as well as its political situation. This systematic qualitative analysis focuses on such macroeconomic data as GDP growth, external trade balances, current account and balance of payments, external debt position and debt service ratios, foreign reserve position, ability to finance deficits in external accounts, fiscal and exchange rate policies, private and public savings rates, as well as inflationary trends.

         The Advisor believes this approach to be more useful than a rigid discipline which ties the magnitude and timing of shifts in country weights directly to changes in the expected returns for each country produced by the Advisor's model since the Advisor does not employ portfolio optimization techniques.

         Generally, the Fund tends to be fully invested. International equity markets have historically demonstrated low correlation with one another, so it is extremely unlikely that the Advisor's model would produce simultaneously negative total return expectations for a large number of the countries in the emerging markets universe so as to trigger a significant temporary defensive move to cash.

         Within each country in the Advisor's universe, the Advisor seeks to invest in large- to medium-capitalization companies with solid prospects for consistent and sustainable annual earnings growth. The Advisor's focus is on companies that have a long record of successful operations in their core business and earnings growth through increasing market share and unit sales volumes. Typically, these companies occupy a leading position in their industry, have demonstrated a high degree of self-financing and have consistently generated free cash flow.

         The Advisor's stock selection process begins by screening a universe of approximately 2500 stocks in a market capitalization range generally in excess of US $100 million. The Advisor's screens are designed to be representative of each market and generally cover a broad cross-section of companies which together account for about 70% of total market capitalization. The Advisor's approach is to look at companies whose growth factors can be reliably measured and compared. The Advisor's data series focus on low price to sales ratios, consistent earnings growth and operating margins, high returns on equity relative to price to cash flow, and healthy debt ratios. The Advisor defines cash flow as recurrent net profit plus depreciation. Furthermore, the Advisor analyzes the share price in relation to earnings before interest, taxes, depreciation and amortization ("EBITDA"), and looks at the underlying trend of cash and retained earnings. The screens, comprising multiple valuation ratios, are used to ensure rigor and consistency in the Advisor's bottom-up research.

         The Advisor supplements the quantitative screening process by an analysis of certain qualitative criteria, one of the most important of which is to identify strong, stable and reliable management that maintains a company's market position through consistent unit volume growth and gains in market share rather than a reliance on price increases, exercises tight financial control and creates a culture of market responsiveness.

         Based on the Advisor's ranking of approximately 2500 stocks in emerging markets, the Advisor concentrates the Fund's holdings on names which usually appear in the top third of the Advisor's equity screens for each country. Based on the Advisor's screening factors, these stocks typically show low historical deviations of annual earnings, high returns on equity and low debt levels. At initial purchase, the Advisor focuses on companies that are selling at a discount to their long-term growth rate.

         Shifts in country weight are the principal cause for selling stocks. Stocks are sold if a country's maximum weight based on the risk-variance matrix has been exceeded. The Advisor may trim positions if a name drops from the top third of its quantitative screen due to price appreciation or if a company's fundamentals have deteriorated.

         Within each country, no conscious sector allocation decision is made. Sector allocation is the result of the Advisor's stock selection within each country.

         Position size at purchase ranges from approximately 0.5% to 1.0% of the Fund's total assets. Within this range position size varies in proportion to the market capitalization of the company within a given country's stock market. The Advisor allows positions to reach a maximum of 5% of the Fund's total assets.


                                       VONTOBEL EASTERN EUROPEAN EQUITY FUND

         Investment  Objective.  The  investment  objective  of the E.  European
Equity Fund is to seek to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities (which are securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock). The investments of the Fund will consist principally of equity securities of Eastern European countries.

         Investment Policies. The Fund is designed for individuals and institutions who wish to diversify their investment programs in international equities to take advantage of opportunities in the newly reorganized capital and securities markets of Central/Eastern Europe. The Fund normally will invest at least 65% of its assets in equity securities of companies located in or which conduct a significant portion of their business in countries which are generally considered to comprise Eastern Europe, i.e., the member countries of the former Warsaw Pact, including the European successor states of the former Soviet Union. Currently, the Fund invests principally in Hungary, the Czech Republic, Poland and Russia. These countries are already at a relatively advanced stage in their transition to a market-based economy. The Advisor believes that their relatively well developed capital and stock markets can handle transactions of a large enough size to permit fund investment. However, trading volume of the stock exchanges of these markets may be substantially lower than that in developed markets, and the purchase and sale of portfolio securities may not always be made at an advantageous price. The

Advisor generally will decide when and how much to invest in these developing markets based upon its assessment of their continuing development.

         As stock markets in the region develop and more investment opportunities emerge, the Fund will broaden its portfolio to include securities of companies located in or which conduct a significant portion of their business in countries in this region. As noted above, investments in equity securities issued by companies in these "developing countries" or "emerging markets", involve exposure to economic structures that are generally less diverse and mature, with political systems which may have less stability than those of "developed countries".

         The Advisor believes that economic and political developments in Europe have helped to create new opportunities. In recent years a number of economies in developed and developing countries have grown faster than the U.S. economy, and the return on equity investments in these markets has often been superior to similar investments in the U.S. In addition, the U.S. stock market presently represents approximately 40% of the capitalization of the world's stock markets compared to approximately two-thirds in 1970. Significant growth of European securities markets, coupled with advances in technology and lower cost of communications, have increased the globalization of securities trading. Therefore, over the past few years, the number of investment opportunities outside of the U.S. has grown rapidly. Despite this trend, however, Central and Eastern European stocks are generally underrepresented in investment portfolios. Therefore, the Fund offers a means to achieve equity exposure to this region.

         It is the policy of the Fund to invest primarily in equity securities which may achieve capital appreciation by selecting companies with superior potential based on a series of macro and micro economic analyses. The Fund may select its investments from companies which are listed on a securities exchange or from companies whose securities have an established over-the-counter market, and may make limited investments in "thinly traded" securities (please refer to the "Investment Restrictions" in the Statement of Additional Information).

         The Fund may invest in other investment companies which invest in Eastern European stocks. By investing in shares of such investment companies which invest exclusively in such countries, the Fund would indirectly pay a portion of the operating expenses, management expenses, and brokerage costs of such companies, as well as those of the Fund. Federal and state securities laws impose limits on such investments with which the Fund will comply, and may affect the ability of the Fund to acquire or dispose of such shares.

         The Fund intends to diversify investments broadly among countries and normally will have represented in the portfolio business activities of not less than three different countries. The securities the Fund purchases may not always be purchased on the principal market. For example, ADRs, EDRs or GDRs may be purchased if trading conditions make them more attractive than the underlying security. ADRs are described above in the "Vontobel International Equity Fund" section and EDRs and GDRs are described above in the "Vontobel Emerging Markets Equity Fund" section.

         For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions.

         The selection of the securities in which the Fund will invest will not be limited to companies of any particular size, or to securities traded in any particular marketplace, and will be based only upon the expected contribution such security will make to its investment objective.

         Since the Fund seeks to achieve capital appreciation, it will dispose of a security, regardless of the time it has been held, to establish gains, to avoid anticipated reductions of value, or to reduce or eliminate a position in a security which is no longer believed to offer the potential for suitable gains. Portfolio turnover is expected not to exceed an annual rate of 100% under normal circumstances. Such a turnover rate may reflect substantial short term trading and corresponding brokerage costs which the Fund must pay.

         The E. European Equity Fund may enter into forward contracts to purchase or sell foreign currencies, purchase and write covered call options on foreign currencies and enter into contracts for the purchase or sale of foreign currency futures as, described in "Additional Information on Policies and Investments - Strategic Transactions" below.

         The E. European Equity Fund may assume a temporary defensive posture. See "Additional Information on Policies and Investments - Temporary Defensive Positions" below. For additional information regarding investments and a description of additional permitted investments, see "Additional Information on Policies and Investments."

         Investment Strategy. The Advisor will seek to identify those countries in the Central/Eastern European region where economic and political factors are likely to produce above average long term returns, as well as those companies in such countries that are best positioned to take advantage of such developments or are most attractively valued. The Fund's assets will be allocated primarily to the equity markets of those countries whose economies are likely to benefit from strengthening macroeconomic forces as a result of their transition from a centrally planned to a market-based economy, the orderly functioning of democratized political institutions, flexible and viable economic policies, persistent privatization efforts, modernized legal, banking and regulatory frameworks, as well as from widespread domestic and foreign support for their respective national policies.

         The Advisor's approach is governed by its belief that (i) economic growth and an improving macro economic situation in the nations of Eastern Europe will translate into growth in the stock market; (ii) well managed companies will outperform the markets in the long term; and (iii) assessment of the quality of management is the key element in stock selection.

         The Advisor's investment universe consists of companies that are located in, or listed on the exchanges of, the former COMECON1 countries, as well as companies that derive at least two-thirds of their sales from such countries. Not all these countries have a functioning stock exchange and others still have an illiquid securities market; consequently, the Advisor concentrates on the markets of Hungary, Poland, Russia, the Czech Republic, Slovakia and Croatia. In the Visegrad-4 countries,2the Advisor can invest in local shares. Elsewhere, due to the lack of local subcustodians or liquidity, the Advisor currently invests only through GDR or ADR programs. Currently, the Advisor considers only about 300 stocks as investable, based upon their market capitalization and liquidity. The Advisor expects this number to increase dramatically in the years to come. Together, these 300 stocks represent a market capitalization of approximately US$ 100 billion.

         Financial analysis is particularly difficult in Eastern Europe for two reasons. First, the reopening of the stock exchanges is relatively recent; therefore, companies have short operating histories and hence no historical record of audited financial statements. Second, in these transition economies where the environment changes very rapidly, the problems a company faces today can be completely different from those it encounters within a few years. Therefore, while the Advisor's investment process begins by making and updating assumptions on the country and the sector, the Advisor believes that qualitative criteria are more important than quantitative ones in investing in companies in these transition economies.

         The Advisor's investment process comprises the following steps:

         Country Forecasts: On an ongoing basis, the Advisor analyzes the variables that can impact corporate results, such as consumption growth, inflation, currency and interest rates and evolution in wage growth.

         Financial statement analysis: Only a few Eastern European companies publish financial statements of the same quality as those of their Western peers. Therefore, the Advisor closely analyzes the published figures with a view to answering the following questions: Is the company employing any devices in an effort to disguise financial risks? What is the company's financial strength?

         Qualitative analysis: Wherever possible, the Advisor meets with management to ascertain the progress of the company in achieving its articulated strategy and whether management statements correspond to the company's financials.

--------
1Albania, Belarus, Bosnia, Bulgaria, Croatia, Czech Republic,
Estonia, Hungary, Latvia, Lithuania, Macedonia, Moldova, Poland,
Romania, Russia, Serbia, Slovakia, Slovenia and Ukraine.
2Poland, Hungary, Czech Republic and Slovakia

         Company forecasts: The Advisor forecasts company earnings for the next three years, based on country, sector and company-specific assumptions. Due to fast-changing economic conditions, the Advisor believes that forecasting for longer periods is a hazardous exercise. The Advisor uses its forecasts to help to construct profit and loss, balance sheet and cash flow statements, which in turn provide the basis for calculating the following key valuation indicators: earnings per share, cash flow per share, book value per share and dividend yield. The size of its investment universe precludes the Advisor from producing its own forecasts for all 300+ companies. However, the Advisor does produce proprietary forecasts for the Fund's 20 largest positions, the major stocks in every market and at least one company per sector per country. Such an approach ensures that the Advisor has a broad sectoral and country background on which to base its company-specific analysis.

         Forecast verification: The Advisor verifies its forecasts through discussion with company management and comparison with brokers' reports. If the Advisor's results diverge significantly from those of management or broker firms, the Advisor seeks to identify the reason and, if it deems appropriate, revises its forecasts.

         Valuation model: The Advisor inputs its forecasts into its proprietary valuation model in order to determine the fair value of companies that are candidates for the Fund to invest in. The Advisor will purchase a stock if the target price compares favorably with the current price and if the Advisor determines that the potential return is significant enough. Although the Advisor does not have a strict threshold for investment return, it uses a potential upside return of 15% as an operating guide. The Advisor takes into consideration liquidity, volatility and the degree of confidence in its forecasts to complete the investment decision. When the stock the Fund has purchased reaches the Advisor's target price, the Advisor starts to reduce the Fund's holding. When the target is surpassed by more than 10%, the Advisor closes out the position. A decline of more than 15% in the share price triggers a review of the forecasts used in the valuation model.

         Generally, the size of a position ranges from 2% to 5% of the Fund's total assets. Within this range the size varies according to the market capitalization of the company, the liquidity of the stock, and the degree of confidence the Advisor has in its forecasts. The Advisor makes no conscious country or sector allocation decisions. Both country and sector allocation are the result of the Advisor's stock selection process. Generally, the Fund holds core positions for longer than one year.

         The  Advisor  does  not  actively   manage   currency  risk.   Expected
depreciation   or   appreciation   of  the   currencies  is  factored  into  its
determination of a target price.


                                    VONTOBEL INTERNATIONAL BOND FUND

     Investment Objective. The investment objective of the Bond Fund is to maximize total return from capital growth and income. The Bond Fund offers investors a convenient way to invest in a managed portfolio of debt securities denominated in foreign currencies ("International" securities). The Bond Fund seeks to achieve its objective of total return by investing in a continuously managed non-diversified portfolio consisting primarily of high-grade international bonds. International bonds are defined as bonds issued (i) in countries other than the U.S.; (ii) by issuers which are organized in a country other than the U.S. or have at least 50% of their assets or derive at least 50% of their revenues in such country (notwithstanding the currency in which such bonds are denominated); or (iii) by national or international authorities other than the U.S. The Advisor will seek protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection.

The Bond Fund operates as a non-diversified fund for purposes of the 1940 Act, but will seek to qualify as a diversified investment company for purposes of Subchapter M of the Code.

         Investment Policies. The Bond Fund is designed for individuals and institutions who wish to diversify their investment programs to take advantage of opportunities in bond markets outside the U.S. Direct investment in international securities is usually impractical for most individual and smaller institutional investors. Investors often find it difficult to purchase and sell international bonds, to obtain current information about foreign entities, to hold securities in foreign safekeeping and to convert the value of their investments from foreign currencies into U.S. dollars. The Bond Fund manages these concerns for the investor. With a single investment in the Bond Fund, a shareholder can benefit from the income and potential capital protection and appreciation associated with a professionally managed portfolio of high-grade international bonds. The Advisor to the Bond Fund has had extensive experience investing in international markets and dealing with trading, custody and currency transactions around the world. To achieve its objective, the Bond Fund will invest in a managed portfolio of high-grade international bonds that are denominated in foreign currencies, including bonds denominated in the European Currency Unit ("ECU").

         In recent years, opportunities for investment in international bond markets have become more significant. Foreign currency denominated bond markets have grown faster than the U.S. dollar denominated bond market in terms of U.S. dollar market value and now represent more than half of the value of the world's developed bond markets. Participants in the markets have grown in number thereby providing better marketability. A number of international bond markets have reduced entry barriers to foreign investors by deregulation and by reducing their withholding taxes.

         Simultaneously with the opening of foreign markets, barriers to international capital flows have been reduced or eliminated, freeing investment funds to seek the highest real returns. Thus, market conditions in one economy influence market conditions elsewhere through the channel of global capital flows. The Bond Fund provides a convenient vehicle to participate in international bond markets, some of which may outperform U.S. dollar denominated bond markets in U.S. dollar terms during certain periods of time.

         Although the Bond Fund is non-diversified, investing in the Bond Fund can provide international diversity to an investor's existing portfolio of U.S. dollar denominated bonds ("U.S. bonds"), thereby reducing volatility or risk over time. Historically, total returns of international bond markets have often diverged from returns generated by U.S. bond markets. These divergences stem not only from fluctuating exchange rates, but also from foreign interest rates not always moving in the same direction or magnitude as interest rates in the U.S. Investment in the Bond Fund may provide the international bond portion of an investor's diversification program.

     International bonds may provide, at times, higher investment returns than U.S. bonds. For example, international bonds may provide higher current income than U.S. bonds and the local price of international bonds can appreciate more than U.S. bonds. Fluctuations in foreign currencies relative to the U.S. dollar can potentially benefit investment returns. Of course, in each case, at any time the opposite may also be true. Investments in the Bond Fund provide international diversity not only to an investor's existing portfolio of U.S. bonds but also to an investor's holdings of U.S. or international equities and other assets.

         The portfolio investments of the Bond Fund will be selected on the basis of, among other things, yields, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the globe, taking into account the ability to hedge a degree of currency or local bond price risk. The Bond Fund will normally invest at least 65% of its total assets in bonds denominated in foreign currencies, however, generally foreign currency denominated bonds will constitute 90% of its portfolio.

         The Bond Fund will invest in very high investment grade instruments that will bear the rating of A or higher by S&P or A or higher by Moody's Investors Service, Inc. ("Moody's"), or unrated securities which the Advisor believes to be of comparable quality. The Bond Fund reserves the right, however, to invest its assets in lower rated debt securities, that is, debt securities rated BBB by S&P or Baa by Moody's or below, but no lower than B by S&P or Moody's or which are unrated but are of comparable quality as determined by the Advisor. It will do so to avail itself of the higher yields available with these securities. The Bond Fund will invest no more than 5% of its total assets in securities rated below investment grade or which are unrated but are of comparable quality as determined by the Advisor. Securities rated below investment grade (i.e., below BBB by S&P or Baa by Moody's) entail greater risks than investment grade debt securities. Securities rated BB by S&P or Ba by Moody's and below are commonly referred to as "junk bonds" and involve a high degree of speculation with respect to the payment of principal and interest. (See "Special Risk Considerations.")

         The investments of the Bond Fund may include:

* Debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions;

* Debt securities issued or guaranteed by supranational organizations (e.g., European Investment Bank, Inter-American Development Bank, the World Bank and other such organizations);

*        Corporate foreign debt securities;

*        Bank or bank holding company debt securities;

*        Other debt securities, including those convertible into common stock.

     The Bond Fund may purchase securities which are not publicly offered. If such securities are purchased, they may be subject to restrictions applicable to restricted securities. Please see "Additional Information on Policies and Investments - Investment Restrictions."

         The Bond Fund intends to select its investments from a number of country and market sectors. It may invest substantial amounts in issuers from one or more countries and would normally have investments in securities of issuers from a minimum of three different countries; however, it may invest substantially all of its assets in securities of issuers located in the U.S. for temporary or emergency purposes. A non-governmental issuer will be considered to be "from" a country in which it is organized, in which it has at least 50% of its assets, or from which it derives at least 50% of its revenues.

         Under normal circumstances, the Bond Fund will invest no more than 35% of the value of its total assets in U.S. dollar debt securities, however, generally it will invest less than 10% of its assets in U.S. dollar debt securities. The Bond Fund may engage in strategic transactions, as described below, for hedging purposes and to seek to increase gain.

         To protect against adverse movements of interest rates and for liquidity, the Bond Fund may also invest all or a portion of its net assets in short-term obligations denominated in U.S. and foreign currencies such as, but not limited to, bank deposits; bankers' acceptances; certificates of deposit; commercial paper; short-term government, government agency, supranational agency and corporate obligations; and repurchase agreements.

         The Bond Fund does not engage in short-term trading due to the fact that such practices would result in increased commissions and transactions costs. The Bond Fund may assume a temporary defensive posture. See "Additional Information on Policies and Investments Temporary Defensive Positions" below. For additional information regarding investments and a description of additional permitted investments, see "Additional Information on Policies and Investments."

     Investment Strategy. The Bond Fund seeks to minimize credit risk and maintain high liquidity. The Bond Fund is a "non-diversified" investment company under Federal securities laws, and therefore may invest a larger portion of its assets in certain issuers, including foreign governments and domestic issuers other than the U.S. government. It may invest more than 5% of its assets in government debt securities of the U.S. However, because it intends to qualify as a "regulated investment company" for purposes of Subchapter M of the Code, at least 50% of its total assets must be invested in cash, U.S. government securities, and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. In any event, it does not intend to invest more than 5% of its assets in the securities of any one issuer unless such securities are issued or guaranteed by a national government and will not invest more than 25% of its total assets in the securities of any one issuer or national government (other than the United States). (A regulated investment company is also limited in its purchases of voting securities of any issuer; the Bond Fund does not intend to purchase any voting securities, except to the extent it receives such securities due to conversion of convertible securities.)

         Because the Bond Fund is intended for long-term investors who can accept the risks associated with investing in international bonds, investors should not rely on an investment in the Bond Fund for their short-term financial needs and should not view it as a vehicle for playing short-term swings in the international bond and foreign exchange markets. Shares of the Bond Fund alone should not be regarded as a complete investment program.

         Total return from investment in the Bond Fund will consist of income after expenses, bond price gains (or losses) in terms of the local currency, and currency gains (or losses). For tax purposes, realized gains and losses on currency are regarded as ordinary income and loss and could, under certain circumstances, have an impact on distributions. The value of the Bond Fund's portfolio will fluctuate in response to various economic factors, the most important of which are fluctuations in foreign currency exchange rates and interest rates.

         The Advisor's investment approach is governed by its belief that the principal factors affecting the total returns of the Fund are (i) the outlook for the currency in which the underlying securities are denominated, and (ii) the return outlook in local currency for each bond market in the Advisor's investment universe. The Advisor believes that quality/sector and security selection should be aimed at reducing overall portfolio risk rather than producing incremental return. In addition, the Advisor believes that the effect of interest rate and foreign currency fluctuations on the Fund's returns can be reduced by entering into interest rate and currency hedging instruments.

         The management of the Fund involves several levels of decision-making: currency exposure, interest rate sensitivity within markets, quality/sector exposure and issue selection. The exclusion or inclusion of markets from the Advisor's market universe and the weighting of markets relative to a benchmark index cannot be determined without first evaluating currency exposure.

         The Advisor's investment approach involves three steps: (i) top-down currency and market allocation; (ii) management of currency risk and market allocation; and (iii) relative value analysis (involving maturity, quality/sector and security selection).

         The Advisor analyzes the 12 international fixed income markets which currently constitute the J.P. Morgan World Government Bond Index (ex-U.S.) and the markets of Switzerland and Ireland, as well as ECU fixed income markets (effective January 1, 1999, the ECU will be replaced by the euro). To determine currency and hence market allocation, the Advisor produces monthly forecasts for both the currency and bond markets in each country in this market universe. These forecasts are based upon an analysis of broad macroeconomic factors and economic conditions, including inflation and growth expectations, monetary and fiscal policy, balance of payments and exchange rates. Technical market indicators and general sentiment are also assessed. Based on this macroeconomic scenario, the Advisor develops 3-, 6- and 12-month forecasts for exchange rates and bond market returns in local currency that form the basis of the Advisor's investment strategy.

         The Advisor's investment process begins with the calculation of total local currency returns along the yield curve (including yields on short-term investments) for each market in the Advisor's universe. These projected local currency returns are translated into U.S. dollar total returns. The Advisor then establishes a relative attractiveness ranking based on each market's forecasted U.S. dollar returns, which forms the basis for the Advisor's currency and market exposure decision.

         The Advisor seeks to maximize total return by overweighting those markets and currencies showing the highest total expected U.S. dollar return based on the Advisor's ranking. These total returns are adjusted for individual market risk based on historical volatility and the manager's experience. This may result in significant over- or underweighting of individual fixed income markets as well as the underlying currency exposure.

         The Fund's currency and bond market weightings are reviewed on an ongoing basis and compared against the monthly ranking of the markets in the Advisor's universe according to their total return outlook in U.S. dollars. Shifts in bond market weights are driven by changes in the relative attractiveness ranking and tend to be gradual. Since it is possible to increase or reduce currency and bond market exposure by using derivatives, it is not uncommon for a specific bond market's weighing to differ from the weighing of its corresponding currency. Futures may also be employed to adjust portfolio risk in anticipation of foreign currency devaluations, political turmoil in countries to whose currency and interest rate policy the Fund's portfolio is exposed, or to address expected downgrades of an issuer's credit rating.

         If the need for rapid adjustment of market exposure manifests itself, exchange-traded derivative instruments are used (i) as hedging instruments or
(ii) as instruments for tactical asset allocation, as described below.

         Hedging against negative return impact caused by rising interest rates takes place through the sale of interest rate futures contracts or the purchase of put options on interest rate futures contracts. The hedge ratio is derived from the duration of the underlying fixed income investment(s). These techniques are employed as anticipatory hedges to gain time to allow for the orderly sale of underlying securities in response to a negative assessment of market conditions. The need to hedge currency risk in this context is assessed separately.

         Due to changes in the Advisor's market return forecasts, it may become necessary from time to time to adjust the duration of certain fixed income investments held in the Fund which are denominated in one or various foreign currencies. In this event, the Fund's cash positions can be converted into synthetic bond positions through the purchase of interest rate futures contracts or the purchase of call options thereon. As a result, portfolio duration is lengthened. This technique allows the Fund to make an immediate adjustment to portfolio duration pending the purchase of underlying positions. Alternatively, bond positions can be converted into synthetic cash positions by means of selling interest rate futures contracts or the purchase of put options thereon, thereby shortening portfolio duration. In all such cases, the portfolio's currency allocation does not change.

         If the U.S. dollar shows strength relative to a currency in which the Fund holds investments in excess of that projected in the Advisor's currency forecast, the Advisor may from time to time hedge positions by buying U.S. dollars against the foreign currency in the interbank forward foreign exchange market or by selling the currency in the futures and options markets. Currency hedging decisions are driven by a systematic currency hedging approach based on a technical- trend-following model, combined with fundamental analysis.

         Cash may be held in U.S. dollars and/or in any of the major trading currencies. The Fund's cash position is first and foremost a function of the Advisor's currency allocation decision and secondarily a function of the Advisor's duration selection. If the outlook for U.S. dollar cash returns is more attractive than that for cash and bond returns in all other currencies, the Fund will hold a U.S. dollar cash position generally not in excess of 25% of its total assets. Conversely, if the outlook for foreign currency cash returns is more attractive, the Fund will hold foreign cash positions not in excess of approximately 25% of its total assets.

         Maturity selection is based on the Advisor's total return forecasts, i.e., the Advisor focuses on investment that the Advisor expects to produce the highest total return in local currency along the yield curve in each market in the Advisor's universe for the planned holding period. Maturity selection or, more precisely, duration selection, is the second most important factor in the Advisor's process. Duration is the expected life of a fixed-income security, taking into account its coupon yield, interest payments, maturity and call features. Duration attempts to measure actual maturity, as opposed to final maturity, by measuring the average time required to collect all payments of principal and interest. The duration of a callable bond, also called its effective duration, may be considerably shorter than its stated maturity in a period of rising interest rates. Thus, as market interest rates rise, the duration of a financial instrument decreases. For example, a 30-year conventional mortgage may have an effective duration of only 11 to 12 years, which means the loan will probably be paid off in about one-third of the time it is supposedly carried by the originating lender as an earning asset. Duration differs from other measurements such as average life and half life. Duration measures the time required to recover a dollar of price in present value terms (including principal and interest), whereas average life computes the average time needed to collect one dollar of principal. The Advisor's selection of duration is based on the Advisor's total return forecasts. Particular yield curve shapes and/or anomalies are also taken into account. As indicated in the preceding paragraph, U.S. dollar and/or foreign cash positions are a function of both currency allocation and duration selection decisions.

         Foreign government, governmental agency and supranational agency obligations and foreign currency Eurobond issues represent the most common types of investment used in the Fund's portfolio construction. Credit quality of most issuers in these markets tends to be very high. Quality and sector management are therefore not as complex as for domestic U.S. bonds. The Advisor focuses its issue selection on the highest credit quality since opportunities to achieve significant incremental returns in sector selection are limited.

         Issue selection within the quality constraints referred to above is principally aimed at achieving duration and yield curve targets determined in accordance with the Advisor's top-down market allocation decisions. The Advisor is conscious of the need for liquidity and therefore invests only in issues within a sector that have the greatest future marketability, as determined by quality of issuer, issue size, number of market makers, and bid/offer spreads. Since in most markets the Advisor purchases government bonds, the liquidity of portfolio holdings is usually very high.

         The Advisor's aim is to buy those fixed income securities that are most reasonably priced as measured in terms of the yield spread against a comparable government bond or, in the case of a government bond, if the Advisor believes that it is undervalued relative to its peers. At purchase the Advisor establishes positions of up to a maximum of 5% of the Fund's total assets. The Advisor also gives consideration to such factors as liquidity (tradability), legal protection of bondholders, accounting and disclosure standards, transferability of funds and the risk of imposition of exchange controls, as well as the tax treatment of interest and capital gains.

         Positions are sold (i) as a result of shifts in currency and market weights, (ii) as a result of duration adjustments, (iii) if the underlying bonds become expensive relative to the government bond, (iv) in response to sector selection, (v) based on a negative credit review of an issuer, or (vi) if cash becomes a more attractive investment alternative.

         The most critical determinants of performance (total return in U.S. dollars) are strategic decisions as to currency exposure and duration. The Advisor therefore refrains from switching among issues to boost portfolio return; any incremental benefit would likely be offset by trading costs since bid/ask spreads in international fixed income markets can be wider than in U.S. domestic markets. Trading activity is usually governed by implementation of strategic changes in portfolio composition, which are usually infrequent, so portfolio turnover is generally low.

                                        VONTOBEL EASTERN EUROPEAN DEBT FUND

         Investment Objective. The investment objective of the E. European Debt Fund is to maximize total return from capital growth and income. The Fund will seek to achieve this objective by investing in a carefully selected and continuously managed non-diversified portfolio consisting primarily of debt instruments issued by borrowers located in Eastern European countries. The Advisor will seek protection and possible enhancement of principal value by actively managing debt market and maturity exposure and by security selection.

         The Fund operates as a non-diversified fund for purposes of the 1940 Act, but will seek to qualify as a diversified investment company for purposes of Subchapter M of the Code. As a "non-diversified" investment company under Federal securities laws, the Fund may invest a larger portion of its assets in certain issuers, including foreign governments and domestic issuers other than the U.S. government. It may invest more than 5% of its assets in government debt securities of the U.S. However, because it intends to qualify as a "regulated investment company" for purposes of Subchapter M of the Code, at least 50% of its total assets must be invested in cash, U.S. government securities, and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets.

         Investment Policies. The Fund is designed for individuals and institutions that wish to diversify their investment programs to take advantage of opportunities in the developing debt markets of Eastern Europe. Direct investment in these markets is generally impractical for most individual and smaller institutional investors. Investors often find it difficult to purchase and sell debt instruments in this region, to obtain current information about borrowers located in the countries of Eastern Europe, to hold securities in foreign safekeeping and to convert the value of their investments from foreign currencies into U.S. dollars. The Fund manages these concerns for the investor. With a single investment in the Fund, shareholders can benefit from the income and potential capital appreciation associated with a professionally managed portfolio of Eastern European debt instruments. The Advisor has had extensive experience investing in international markets and dealing with trading, custody and currency transactions around the world. To achieve its objective, the Fund will invest in a managed portfolio of debt instruments that are denominated in Eastern European currencies, including bonds denominated in Deutsche Marks, U.S. dollars and ECUs.

         In recent years, some of the Eastern European countries have made significant progress in their efforts to become market-oriented economies. Those nations making the most successful transitions include Poland, the Czech Republic, Hungary, Slovakia, Slovenia, the Baltic states and to a lesser extent Russia. The transformation from centrally planned economies to market oriented economies has led to the creation of financial markets in all of these countries. The opening of these markets has led to the reduction or elimination of barriers to international capital flows, presenting investors with opportunities for investment seeking the highest real returns. The Fund provides a convenient vehicle to participate in the emerging debt markets of Eastern European countries, some of which may outperform U.S. dollar denominated bond markets and the bond markets of other developed countries during certain periods of time.

     The Fund can provide international diversity to an investor's existing portfolio of U.S. dollar denominated bonds and U.S. and international equities, thereby reducing volatility or risk over time. Debt instruments issued by Eastern European borrowers may provide, at time, higher investment returns than U.S. bonds. For example, such bonds may provide higher current income than U.S. bonds and the local price of such bonds can appreciate more than U.S. bonds. Fluctuations in foreign currencies relative to the U.S. dollar can potentially benefit investment returns. Of course, in each case, at any time the opposite may also be true.

         The portfolio investments of the Fund will be selected on the basis of, among other things, yields, credit quality, and the fundamental outlooks for currency and interest rate trends in the different Eastern European countries. The Fund will normally invest at least 65% of its total assets in debt instruments denominated in foreign currencies. Generally, however, foreign currency denominated debt instruments will constitute 90% of its portfolio.

         The Fund will invest principally in instruments that bear the rating of BB- or better by S&P or Baa3 or higher by Moody's, or unrated securities that the Advisor believes to be of comparable quality to such instruments with ratings of BBB- or higher by S&P or Baa3 or higher by Moody's. Due to the relative scarcity and small size of many securities offerings in the Eastern European market, the number of securities that are rated by S&P and Moody's is limited. The Advisor reserves the right to determine that certain securities are of comparable quality where such securities have not been rated due to the small size of the offering or other factors. The Fund will invest no more than 5% of its total assets in securities rated below investment grade or which are unrated but are of comparable quality to such securities rated below investment grade as determined by the Advisor. Securities rated below investment grade (i.e., below BBB- by S&P or Baa3 by Moody's) entail greater risks than investment grade debt securities. Securities rated BB+ by S&P or Ba1 by Moody's and below are commonly referred to as "junk bonds" and involve a high degree of speculation with respect to the payment of principal and interest.

         The investments of the Fund may include:

* Debt securities issued or guaranteed by an Eastern European national government, its agencies, instrumentalities or political subdivisions;

* Corporate debt instruments issued by borrowers in Eastern European countries; and

*        Eastern European Bank or bank holding company debt securities.


         The Fund may purchase securities that are not publicly offered. If such securities are purchased, they may be subject to restrictions applicable to restricted securities.

         The Fund intends to select its investments from a number of country and market sectors. The Fund may invest substantial amounts in issuers from one or more countries and will normally have investments in securities of issuers from a minimum of three different countries; it may, however, invest substantially all of its assets in securities of issuers located in the U.S. for temporary or emergency purposes. A non-governmental issuer will be considered to be "from" a country in which it is organized, in which it has at least 50% of its assets, or from which it derives at least 50% of its revenues.

         Under normal circumstances, the Fund will invest no more than 35% of the value of its total assets in U.S. dollar debt securities. Generally, however, the Fund will invest less than 10% of its assets in U.S. dollar debt securities.

         Short-term investments. To protect against adverse movements of interest rates and for liquidity, the Fund may also invest all or a portion of its net assets in short-term obligations denominated in U.S. and foreign currencies, such as, but not limited to, bank deposits; bankers' acceptances; certificates of deposit; commercial paper; short-term government, government agency, supranational agency and corporate obligations; and repurchase agreements.

         The Fund may occasionally engage in short-term trading, which can result in increased commissions and transaction costs. The Fund may assume a temporary defensive position. See "Additional Information on Policies and Investments - Temporary Defensive Positions" below. For additional information regarding investments and a description of additional permitted investments, see "Additional Information on Policies and Investments."

         Investment Strategy. The Advisor's Eastern European fixed income approach is governed by the Advisor's belief that the principal factors affecting the U.S. dollar total returns of an emerging markets debt portfolio are (1) the macroeconomic fundamentals in each country which are reflected in the currency and fixed income yield outlook, and (2) the credit quality of sovereign risk in each country. Quality/sector and security selection are aimed at reducing overall portfolio risk rather than producing incremental return. In addition, because fixed income markets of emerging market countries are more susceptible to abrupt and significant interest rate and currency fluctuations than their counterparts in more mature economies, the Advisor may from time to time attempt to reduce the adverse effects on portfolio returns of such fluctuations by entering into interest rate and currency hedging contracts.

         The Advisor's Eastern European fixed income approach involves four steps:

                  -        Evaluation of country risk
                  -        Top-down currency and market allocation
                  -        Management of currency risk and market allocation
                  - Relative value analysis (involving maturity, quality/ sector and security selection)

         Market selection from the Advisor's country universe and the weighting of markets relative to a benchmark index cannot be determined without first evaluating the credit risk of each country's market.

         In each country in the Advisor's market universe, the Advisor analyzes GDP growth, inflation, current account, and foreign exchange and monetary policy, as well as the political situation, International Monetary Fund ("IMF") stance, degree of liberalization of foreign exchange and fixed income markets, liquidity and transaction costs.

         Countries will not or no longer qualify for inclusion in the Advisor's market universe, if

                  -        there is a lack of co-operation with the IMF;
                  - a borrower defaults on its debt instruments issued in local currency or in Eurocurrencies;
                  - there is no effective legislation, or history of interpretation of existing laws on taxation of foreign holders of local currency debt;
                  - trade settlement risks and procedures are not acceptable to the Advisor; and
                  - the country's debt service capacity shows a declining trend.

         In addition, each country must have liberalized its foreign currency markets to allow foreign holders of local currency debt to convert all debt service payments into foreign currency and repatriate such foreign currency.

         In order for Eastern European debt markets to be included in the Advisor's investment universe, the markets must pass the Advisor's qualitative country risk screen.

         The Advisor's investment universe encompasses two distinct markets: (1) the local currency debt markets of Eastern Europe, the Russian market and the markets of the newly formed countries that belonged to the former Soviet Union, and (2) the Eurocurrency markets that are used by public and private sector borrowers in the Advisor's market universe to raise capital in the major trading currencies, including the U.S. dollar. For investments in local currency debt instruments, the Advisor's core markets are the Czech Republic, Slovakia, Hungary, Poland, Slovenia, the Baltic states, Croatia, Romania and Russia.

         To determine market allocation, the Advisor employs proprietary forecasts with which the Advisor produces a quarterly matrix of projected total returns in U.S. dollars of debt instruments denominated in local currency for each country in the Advisor's investment universe, as well as Eurocurrency instruments issued by borrowers in those countries. These projected returns are produced on the basis of official forecasts published by the European Bank for Reconstruction and Development ("EBRD"), projections prepared by the research departments of large international brokerage houses, as well as the Advisor's proprietary projections.

         For local currency markets, and for instruments denominated in Eurocurrencies, the Advisor produces on a quarterly basis total return forecasts in U.S. dollars across the available maturity spectrum. On the basis of these total return forecasts, the Advisor determines which instruments and which maturities are the most attractive for investment in each country.

         Market weights are generally determined by positioning the portfolio so as to produce what the Advisor expects to be an optimal risk/reward profile on the basis of the total return forecasts adjusted for expected volatilities. Since data series of a sufficiently long duration to produce statistically meaningful correlation coefficients of intermarket total returns are not yet available, the Advisor has at all times at least three markets represented in the Advisor's portfolio, each weighted with at least 15% of the Fund's total assets in order to achieve a minimum level of diversification.

         Eastern European debt markets are characterized by limited liquidity, high transaction costs and restricted availability of hedging instruments. The Advisor therefore positions the Fund at all times to reflect these circumstances through rigid security selection and by constructing a maturity profile that provides adequate liquidity. Generally, short-term instruments issued in local currency are held to maturity.

         If the qualitative criteria of a country's fixed income market in combination are expected to produce a negative trend for the country's fixed income markets, the Advisor increases the risk factor (volatility) used in the total return forecast matrix for that country. This causes a downward adjustment of the weight assigned to the country's fixed income markets in the Fund. Events that give rise to such adjustments include upward revisions in projected inflation rates, downward revisions of GDP growth rates, upward adjustments of projected budget deficits and deterioration of a country's foreign exchange reserve position.

         If the U.S. dollar shows strength relative to a currency in which the Fund holds investments in excess of that projected in the Advisor's currency forecast, the Advisor hedges positions by buying U.S. dollars against the foreign currency in the interbank forward foreign currency exchange contract market or by selling the currency in the futures and options markets (if such instruments are available in the different markets). The Advisor also employs proxy hedges in instances where direct hedges are difficult to establish. A proxy hedge is a hedge against another currency or basket of currencies which are closely correlated to the currency in which the Fund holds a position.

         The Advisor attempts to protect the Fund against negative return impact caused by rising interest rates by selling interest rate future contracts or by purchasing put options on interest rate futures contracts in those markets where such instruments are available. This hedging technique is used mostly for Eurocurrency instruments because effective interest rate risk management tools for local currency debt instruments have not yet evolved.

     Cash may be held in U.S dollars, deutsche marks and/or in any of the Eastern European currencies. The Fund's cash position is first and foremost a function of the Advisor's deutsche marks currency allocation decisions and secondarily a function of the Advisor's duration selections. If the outlook for U.S. dollar cash returns is more attractive than that for cash and bond returns in all other currencies, the Fund will hold a U.S. dollar cash position of up to 35% of the Fund's total assets. Conversely, if the outlook for Eastern European currency cash returns is more attractive, the Fund will hold foreign cash positions of up to 25% of the Fund's total assets. From time to time, the Advisor may hold up to 90% of the Fund's total assets in securitized money market instruments, such as government short-term paper, treasury bills issued by governments of Eastern European countries, commercial paper and corporate short-term paper with maturities of up to one year.

         Maturity selection is based on the Advisor's total return forecasts. Currently, most local currency debt instruments tend to have short-term maturities of one year or less. Eurocurrency instruments, on the other hand, that have short- to intermediate-term maturities, generally are priced at a spread over the interest rate applicable to the same-maturity government bond of the country in whose currency the debt instrument is issued.

         The Advisor focuses on issuers of the highest available credit quality and uses international and supranational issuers with credit ratings at least equal to those of local borrowers. Quality and sector management are therefore not as complex as for domestic U.S. bonds. Because the Advisor focuses its issue selection on the highest available credit quality, opportunities to achieve significant incremental returns in sector selection are limited.

         Issue selection within the quality constraints referred to above is principally aimed at achieving duration and yield curve targets determined in accordance with the Advisor's top-down market allocation decision. The Advisor is conscious of the need for liquidity and therefore invests only in issues
within  a  sector  which  the  Advisor   deems  to  have  the  greatest   future
marketability.

         The Advisor's aim is to buy those debt securities that are most reasonably priced as measured in terms of the yield spread against a comparable government bond or, in the case of Eastern European local currency instruments, if the Advisor believes that the instrument is undervalued relative to its peers. At purchase the Advisor establishes positions of up to a maximum of 10% of the Fund's total assets. Given that the Advisor's investment universe consists of newly emerging markets, the Advisor pays particular attention to such factors as liquidity (tradability), legal protection of bondholders, accounting and disclosure standards, transferability of funds, the risk of imposition of exchange controls and settlement risks, as well as the tax treatment of interest and capital gains.

         Positions are sold (1) as a result of market disruptions that lead to a change in the country allocation weight, (2) as a result of shifts in currency and market weights, (3) in the case of Eurocurrency debt instruments, due to valuation reasons, (4) due to deterioration of credit quality, or (5) if cash becomes a more attractive investment alternative. The Advisor determines high/low price target ranges for each position in the Fund's portfolio, which are reviewed monthly. Such targets are based on historical volatilities of the underlying debt instruments and serve as profit and stop-loss targets.

         The most critical determinants of performance (total return in U.S. dollars) are strategic decisions as to country allocation and currency exposure. The Advisor therefore refrains from switching among issues to boost portfolio return. Given generally lower levels of market liquidity and relatively high transaction costs, the Advisor tends to hold short-term issues denominated in local currency to maturity. Trading activity is usually governed by implementation of strategic changes in portfolio composition, which are usually infrequent, and consequently, portfolio turnover is generally low.

                             ADDITIONAL INFORMATION ON POLICIES AND INVESTMENTS

        Repurchase Agreements. As a means of earning income for periods as short as overnight, the Funds may without limit enter into repurchase agreements, which are collateralized by U.S. government securities in which it may otherwise invest, with selected banks and broker/dealers. Under a repurchase agreement, a Fund acquires securities, subject to the seller's agreement to repurchase at a specified time and price. The Fund requires the party obligated to repurchase the securities to provide it with collateral for that obligation. Repurchase agreements are considered to be loans under the 1940 Act. The Fund may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risk similar to that of debt securities in which it invests. For purposes of the tax diversification test under Subchapter M of the Code, repurchase agreements are likely to be treated as securities issued by the seller and subject to the "5% per issuer" requirement noted above. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the securities. Also, the value of such securities may decline before it is able to dispose of them.

         Reverse Repurchase Agreements. As a means of enhancing income, the Bond and E. European Debt Funds may enter into reverse repurchase agreements with selected banks and broker/dealers. Under a reverse repurchase agreement, a fund sells securities subject to an obligation to repurchase those securities at a specified time and price. In order to comply with U.S. regulatory conditions applicable to investment companies, the Fund will recognize gains or losses on such obligations each day, and will segregate cash, U.S. government securities, or other high-grade debt instruments in an amount sufficient to satisfy its repurchase obligation, will mark the value of the assets to market daily, and post additional collateral if necessary. The Fund may invest the payment received for such securities prior to fulfilling its obligation to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Therefore, the Fund's investment in reverse repurchase agreements is subject to the borrowing limitations of the 1940 Act (See "Investment Restrictions" in the Statement of Additional Information). If the buyer under a repurchase agreement becomes insolvent, the

Fund's right to reacquire its securities may be impaired. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the buyer of the securities before repurchase of the securities under a reverse repurchase agreement, it may encounter delay and incur costs before being able to apply the cash held to purchase replacement securities. Also, the value of such securities may increase before it is able to purchase them.

         When-issued Securities. The Emerging Markets and Bond Funds may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund reflects gains or losses on such commitments each day, and segregates assets sufficient to meet its obligation pending payment for the securities.

         Strategic Transactions. Each of the Funds may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific fixed-income market movements), to manage the maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

         In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as forward foreign currency contracts, foreign currency futures as defined below, currency swaps or options on currencies (collectively, all the above are called "Strategic Transactions"). Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Advisor does not, as a general rule, intend regularly to enter into strategic transactions for the purpose of reducing currency and market risk, for two reasons. First, for the E. European Equity Fund, since financial derivatives in Eastern European markets currently must be tailor-made to the Fund's specifications, they are extremely costly and illiquid instruments, and as such do not offer a cost-effective way to reduce currency and market risk. Second, each of the Funds is intended for investors with a long-term investment horizon and it is the Advisor's view that any short-term losses due to fluctuations in local currencies or stock market values will be compensated over the long term by the capital appreciation of the portfolio securities. Notwithstanding the foregoing, the Advisor may, from time to time as circumstances dictate, engage in strategic transactions as described herein.

         Currency risk is assessed separately from equity analysis. To balance undesirable currency risk, each of the International Equity Fund, E. European Equity Fund and Bond Fund (each, an "International Fund") may enter into forward contracts to purchase or sell foreign currencies in anticipation of the International Fund's currency requirements, and to protect against possible adverse movements in foreign exchange rates. Although such contracts may reduce the risk of loss due to a decline in the value of the currency which is sold, they also limit any possible gain which might result should the value of the currency rise. Foreign investments which are not U.S. dollar denominated may require the International Fund to convert assets into foreign currencies or convert assets and income from foreign currencies to dollars. Normally, exchange transactions will be conducted on a spot or cash basis at the prevailing rate in the foreign exchange market. However, the investment policies permit the International Fund to enter into forward foreign currency exchange contracts in order to provide protection against changes in foreign exchange rates. Any transactions in foreign currencies will be designed to protect the dollar value of the assets composing or selected to be acquired or sold for the investment portfolio of the International Fund; the International Fund will not speculate in foreign currencies. In addition, because the exchange rate of some Eastern European currencies may be linked to a basket of convertible currencies including the U.S. dollar and the deutschemark, the Advisor may elect, from time to time as circumstances dictate, to reduce the effect of currency fluctuations on the value of existing or anticipated holdings or sales proceeds of portfolio securities by proxy hedging. For more information, see sections on forward foreign currency contracts and proxy hedging in the Statement of Additional Information.

         Each International Fund may purchase and write covered call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign securities. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In connection with such transactions, the Fund will segregate assets sufficient to meet its obligations: when the Fund's obligation is denominated in a foreign currency, the Fund will own that currency or assets denominated in that currency, or a currency or securities which the Advisor determines will move along with the hedged currency or portfolio securities.

         Each International Fund may enter into contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the portfolio securities or adversely affect the prices of securities that the Fund intends to purchase or sell at a later date. The successful use of currency futures will usually depend on the Advisor's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

         Each International Fund is authorized to use financial futures, currency futures, and options on such futures for certain hedging purposes subject to conditions of regulatory authorities (including margin requirements) and limits established by the Company's Board of Directors to avoid speculative use of such techniques.

         Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect its unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of its portfolio, to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities, or as a means to efficiently change country and/or currency allocation. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to futures and options on future entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Bond Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Bond Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

         See "Special Risk Considerations - Strategic Transactions" for additional information. Strategic Transactions also are likely to involve "Section 988 transactions," at least in part. As such, the foreign currency component must be segregated for tax purposes and treated as ordinary interest income or loss and distributed. See "Taxation", also.

         Temporary Defensive Positions. When the Advisor believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, each of the Funds may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements (for the risks involved in repurchase agreements see the Statement of Additional Information). For temporary defensive or emergency purposes, however, the Bond Fund may invest without limit in investment grade U.S. debt securities, including short-term money market securities. For temporary defensive purposes, the International Funds may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When a Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The Advisor decides when it is appropriate to be in a defensive position. It is impossible to predict for how long such alternative strategies will be utilized.


                                           SPECIAL RISK CONSIDERATIONS

         Foreign Securities and Currencies. Since investments in each International Fund are normally primarily denominated in foreign currencies, exchange rates are likely to have a significant impact on its total performance. For example, a fall in the U.S. dollar's value relative to the Japanese yen will increase the U.S. dollar value of a Japanese bond held in the portfolio, even though the price of that bond in yen terms remains unchanged. Conversely, if the U.S. dollar rises in value relative to the yen, the U.S. dollar value of a Japanese bond will fall. Investors should be aware that exchange rate movements can be significant and endure for long periods of time. The Advisor attempts to control exchange rate risks through active portfolio management.

         In addition, for the Bond Fund, the Advisor attempts to mitigate interest rate risks through management of currency, bond market and maturity exposure and security selection which will vary based on available yields and the Advisor's outlook for the interest rate cycle in various countries and changes in foreign currency exchanges rates. In any of the markets in which the Fund invests, longer maturity bonds tend to fluctuate more in price as interest rates change than shorter-term instruments - again providing both opportunity and risk.

         In addition to the risks outlined above, an investor should be aware that investing in foreign securities involves risks which are not normally associated with investing in U.S. securities, such as, exchange control regulations; costs incurred in connection with conversions between various currencies; availability of less financial information than comparable U.S. companies; lack of uniform accounting, auditing and financial reporting requirements; less liquidity and more volatility than securities listed on U.S. security markets due to substantially lower trading volume; possibly lower sales prices in the event of forced liquidation of securities in order to meet unanticipated cash requirements; fixed commissions on foreign security markets which are generally higher than negotiated commissions on U.S. security markets, in addition to less supervision and regulation of such security markets; difficulty in enforcing judgments abroad; and the possibility of expropriation of assets, confiscatory taxation, imposition of withholding of taxes prior to payment of dividends or other distributions, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. It may be more difficult for an International Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities.

     Newly Developed Markets. The Emerging Markets, E. European Equity and E. European Debt Funds invest, and the International Equity Fund may invest, in securities which trade in newly developed markets which do not have a lengthy operating history. These markets may be subject to substantial volatility and securities traded on these markets may be subject to greater fluctuations in price than securities traded on more developed markets. An investment in securities trading in these types of markets should be considered risky and they pose greater risk than investments in more developed markets. In cases of extreme volatility, obtaining accurate quotes on securities may be difficult and in some instances the fund will rely on security prices which are determined by procedures set by the Board of Directors to determine "fair value".

         Non-Diversified Fund. While each of the Value, Bond and E. European Debt Funds will seek to qualify as a "diversified" investment company under provisions of Subchapter M of the Code, none of such Funds will be diversified under the 1940 Act. Thus, while at least 50% of the total assets of each such Fund will be represented by cash, cash items, and other securities limited in respect of any one issuer to an amount not greater than 5% of its total assets, the Fund will not satisfy the 1940 Act requirement in this respect, which applies that test to 75% of the Funds assets. A non-diversified Fund is subject to greater risk because adverse effects on the Fund's security holdings may affect a larger portion of the Fund's overall assets.

         Strategic Transactions. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation it can realize on its investments or cause it to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degrees of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Statement of Additional Information. Investments in debt securities issued by foreign governments and foreign corporations domiciled in such countries could result in the imposition of withholding taxes on interest and capital gains by the country of domicile or residence of the issuer. The amount of tax withheld, if any, will depend on the domestic tax law of the country of domicile or residence of the issuer and/or the availability of a bilateral income tax treaty between such country and the United States. If a withholding tax is imposed, the rate of return on the foreign investments could be adversely affected.

                                              INVESTMENT RESTRICTIONS

         The investments of each Fund are subject to investment limitations which may not be changed without the approval of at least a majority of the outstanding voting securities of that fund, as that term is defined in the 1940 Act. (See the Statement of Additional Information for the specific definition.)

         Certain of these policies are detailed below, while other policies which prohibit or limit particular practices are set forth in the Statement of Additional Information. The investment restrictions of each Fund specifically provide, except as noted otherwise, that it may not:

* Except for the Value, Bond and E. European Debt Funds, as to 75% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer.

* Except for the Value, Bond and E. European Debt Funds, purchase stock or securities of an issuer (other than the obligations of the United States or any agency or instrumentality thereof) if such purchase would cause the Fund to own more than 10% of any class of the outstanding voting securities of such issuer or, except for the Emerging Markets Fund, more than 10% of any class of the outstanding stock or securities of such issuer.

* Act as an underwriter of securities of other issuers, except that each of the International Equity and E. European Equity Funds may invest up to 10% of the value of its total assets (at time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer.

* Buy or sell commodities or commodity contracts, provided that each of the International Equity and E. European Equity Funds may utilize not more than 1% of its assets for deposits or commissions required to enter into, for the International Equity Fund, forward foreign currency contracts, and for the E. European Equity Fund, financial futures contracts, for hedging purposes as described under "Investment Policies" and

         "Additional   Information  on  Policies  and  Investments  -  Strategic
         Transactions." (Such deposits or commissions are not required for forward foreign currency contracts.)

* As to the International Equity and E. European Equity Funds, borrow money except for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. As to the Value, Emerging Markets, Bond and E. European Debt Funds, borrow money, except as a temporary measure for extraordinary or emergency purposes, or except in connection with reverse repurchase agreements, provided that the Fund maintains asset coverage of 300% in connection with the issuance of senior securities. Notwithstanding the foregoing, to avoid the untimely disposition of assets to meet redemptions, the Value, Emerging Markets and E. European Debt Funds may borrow up to 33 1/3%, and the Bond Fund may borrow up to 20%, of the value of the Fund's assets to meet redemptions, provided that the Fund may not make other investments while such borrowings are outstanding.

*        Make loans, except that a Fund may (1) lend portfolio  securities;  and
         (2) enter into repurchase agreements secured by U.S. Government securities and, with respect to the Bond and E. European Debt Funds, except to the extent that the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objective and policies may be deemed to be loans.

* Invest more than 25% of a Fund's total assets in securities of one or more issuers having their principal business activities in the same industry, with certain qualifications with respect to the Emerging Markets, Bond and E. European Debt Funds described in the Statement of Additional Information.

         Percentage limitations in the foregoing description of the Funds' investments and policies and this "Investment Restrictions" section are determined at the time a Fund makes a purchase or loan subject to such percentage.

                                        PERFORMANCE TERMS AND COMPUTATIONS

         From time to time each of the Funds may advertise information regarding its performance. All performance figures are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. Advertising may include the following performance measurements.

         "Yield" is the ratio of income per share derived from the portfolio investments to the current maximum offering price expressed in terms of a percentage.

         "Distribution rate" is the amount of distribution per share made over a twelve-month period divided by a current maximum offering price.

         "Total return" is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

         "Average annual total return" refers to the average annual compound rate of return of an investment in the Fund assuming that the investment has been held for one-, five- and ten-year periods, as applicable, and/or the life of the Fund.

         "Cumulative total return" represents the cumulative change in value of an investment in the Bond Fund for various periods. These calculations assume that dividends and capital gains distributions were reinvested.

         "Capital change" measures return from capital, including reinvestment of any capital gains distributions but not reinvestment of dividends.

         Performance will vary based upon, among other things, changes in market conditions and the level of the Funds' expenses. Please refer to the Statement of Additional Information for more information on Performance.

                                             THE COMPANY'S MANAGEMENT

         The  Board  of  Directors  of  the  Company  is  responsible   for  the
supervision of the general business of the Company. The Directors act as fiduciaries for shareholders under the laws of the State of Maryland. The Board has appointed John Pasco, III to serve as President of the Company. The Company employs the following persons to provide it with investment advice and to conduct its ongoing business:

         Investment Advisor - Vontobel USA Inc. (the "Advisor") manages the investment of the assets of each Fund pursuant to an Investment Advisory Agreement (each, an "Advisory Agreement"). The Advisory Agreements of the Emerging Markets and E. European Debt Funds are effective for a period of two years from August 18, 1997, and the Advisory Agreement of each of the other Funds may be renewed, only so long as such renewal and continuance is specifically approved at least annually by the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the applicable Fund, provided the continuance is also approved by a majority of the Directors who are not "interested persons" of the Company or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The address of the Advisor is 450 Park Avenue, New York, N.Y. 10022.

         The Advisor is a wholly owned and controlled subsidiary of Vontobel Holding Ltd., a Swiss bank holding company, having its registered offices in Zurich, Switzerland. As of December 31, 1997, the Advisor manages in excess of $1.9 billion. The Advisor also acts as the advisor to three series of a Luxembourg fund organized by an affiliate of the Advisor. That fund does not accept investments from the U.S.

     Mr. Edwin Walczak is the Senior Vice President of the Advisor, and has been the President and portfolio manager of the Value Fund since its inception in March 1990. Mr. Mark Robertson, who is a Vice President of the Advisor, is the associate portfolio manager of the Value Fund and joined the Advisor in September 1991.

         Mr. Fabrizio Pierallini, who is a Senior Vice President of the Advisor, has been the President and portfolio manager of the International Equity Fund since May 1994 and the Emerging Markets Fund since its inception on August 18, 1997. From May 1991 to April 1994 Mr. Pierallini was an Associate-Director/Portfolio Manager with Swiss Bank Corporation in New York where he was responsible for, among other things, international asset allocation. Mr. Rajiv Jain, who is a Vice President of the Advisor, is the associate portfolio manager of the International Equity and Emerging Markets Funds and joined the Advisor in November 1994. From 1993 to 1994 Mr. Jain worked as an analyst with Swiss Bank Corporation, New York and, for the prior two years, managed a private trust for international investors in Florida.

     Mr. Luca Parmeggiani, who is a Vice President of the Advisor, has been the portfolio manager of the E. European Equity Fund since October 1, 1997. Mr. Parmeggiani was formerly a Vice President of Lombard Odier & Cie, Geneva, which he joined in 1992 as a quantitative analyst. Mr. Parmeggiani was the portfolio manager of Lombard Odier's closed-end Polish Investment Fund and its Luxembourg-based Eastern Europe Fund. He is an EFFAS certified financial analyst (European Federation of Financial Analysts and Statisticians).

     Mr. Sven Rump, who is a Vice President of the Advisor, has been the President and portfolio manager of the Bond Fund since its inception on March 1, 1994. Mr. Rump is also a Vice President and the head of fixed income management at Vontobel Asset Management Ltd., Switzerland, which he joined in October 1991. Mr. Rump is a Chartered Financial Analyst.

         Mr. Volker Wehrle, who is a Vice President of the Advisor, has been the President and portfolio manager of the E. European Debt Fund since its inception on August 18, 1997. Mr. Wehrle is currently (since October 1994) a Vice President of Vontobel Asset Management, Switzerland, where he is deputy head of fixed income management. From January 1989 to September 1994 he managed fixed income investments for the Group Treasury Department of Sandoz AG in Basel, Switzerland. and he was responsible for setting up the Sandoz Investment Trust in London.

         Pursuant to the Advisory Agreements, the Advisor provides the Funds with investment management services, subject to the supervision of the Board of Directors of the Company, and with office space, and pays the ordinary and necessary office and clerical expenses relating to investment research, statistical analysis, supervision of the Funds' portfolios and certain other costs. The Advisor also bears the cost of fees, salaries and other remuneration of the Company's Directors, officers or employees who are officers, Directors, or employees of the Advisor. Each Fund is responsible for all other costs and expenses, such as, but not limited to, brokerage fees and commissions in connection with the purchase and sale of securities, legal, auditing, bookkeeping and record keeping services, custodian and transfer agency fees and fees and other costs of filing notice of or registration of its shares for sale under various state and Federal securities laws. All expenses of each Fund not specifically assumed by the Advisor are assumed by the Fund.

         Under the Advisory Agreement with each Fund, the Advisor is entitled to monthly compensation accrued daily at an annual rate equal to the percentage of the average daily net assets of the Funds as set forth below:

=========================================================================================================================
                                      Value        International     Emerging      E. European    Bond     E. European
Amount of Assets Managed              Fund          Equity Fund    Markets Fund    Equity Fund    Fund      Debt Fund
-------------------------------------------------------------------------------------------------------------------------
$0-$100 million                       1.00%            1.00%           1.25%          1.25%      1.00%        1.25%
-------------------------------------------------------------------------------------------------------------------------
More than $100 million to             0.75%            0.75%           1.25%          1.25%      1.00%        1.25%
$500 million
-------------------------------------------------------------------------------------------------------------------------
More than $500 million                0.75%            0.75%           1.00%          1.00%      1.00%        1.00%
=========================================================================================================================

These fees are higher than those charged to most other investment companies, but are comparable to fees paid by investment companies with investment objectives and policies similar to the Funds' investment objectives and policies. The fee is paid monthly, within five business days after the end of the month.

         The Advisory Agreements contemplate the authority of the Advisor to place orders for each of the Funds pursuant to its investment determinations either directly with the issuer or with any broker or dealer. The Advisor may allocate brokerage to an affiliated dealer in accordance with written policies and procedures adopted by the Company's Board of Directors. In placing orders with brokers or dealers, the Advisor will attempt to obtain the best price and execution for the Fund's orders. The Advisor may purchase and sell securities to and from brokers and dealers who provide the Advisor with research advice or statistical services, and may be authorized to pay a commission for such transactions which is higher than the commission that would be charged by another broker. From time to time, and subject to the Advisor obtaining the best price and execution for each Fund, the Board of Directors may authorize the Advisor to allocate brokerage transactions to a broker in consideration of: (1) the sale of Fund shares, or (2) payment of an obligation otherwise payable by the Funds.

         Administrator - Commonwealth Shareholder Services, Inc. ("CSS"), serves as Administrator to each Fund pursuant to Administrative Services Agreements. CSS provides certain recordkeeping and shareholder servicing functions required of registered investment companies, and will assist each Fund in preparing and filing certain financial and other reports and performs certain daily functions required for ongoing operations. CSS may furnish personnel to act as the Company's officers to conduct the Company's business subject to the supervision and instructions of the Company's Board of Directors.

         The Administrative Services Agreements provide that CSS will be paid monthly: (1) 0.20% of the average daily net assets of the Funds on the first $500 million and 1.5% on assets in excess of $500 million (which includes regulatory matters, backup of the pricing of shares of each Fund, administrative duties in connection with the execution of portfolio trades, and certain services in connection with Fund accounting); (2) an hourly fee for shareholder servicing and state securities law matters; and (3) certain out-of-pocket expenses. The address of CSS is 1500 Forest Avenue, Suite 223, Richmond, VA 23229.

         Custodian and Accounting Services Agents - Brown Brothers Harriman & Co. ("BBH") is the Company's custodian and accounting services agent for the Vontobel Funds. BBH collects income when due and holds all the portfolio securities and cash of the International Funds. (BBH, with the consent of the Company, has designated The Depository Trust Company of New York, as its agent to secure some of the assets of the International Funds.) BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the International Funds outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors. BBH, as the accounting services agent of the International Funds, maintains and keeps current the books, accounts, records, journals or other records of original entry relating to such Funds' business. The address of BBH is 40 Water Street, Boston, Massachusetts 02109.


         Transfer and Dividend Disbursing Agent - Fund Services, Inc. ("FSI" or the "Transfer Agent") is the transfer and dividend disbursing agent for the Company. John Pasco, III, Chairman of the Board of the Company owns one third of the stock of FSI, and, therefore, FSI may be deemed to be an affiliate of the Company. FSI provides all the necessary facilities, equipment and personnel to perform the usual and ordinary services of the transfer and dividend disbursing agent, including administrative receipt and processing of orders and payments for purchases of shares, opening shareholder accounts, preparing shareholder meeting lists, mailing proxy material, receiving and tabulating proxies, mailing shareholder reports and prospectuses, withholding certain taxes on non-resident alien accounts, disbursing income dividends and capital distributions, preparing and filing U.S. Treasury Department Form 1099 (or equivalent) for all shareholders, preparing and mailing confirmation forms to shareholders for all purchases and redemptions of the Company's shares and all other confirmable transactions in shareholders' accounts, recording reinvestment of dividends and distribution of the Company's shares. Under the Agreement between the Company and FSI, as in effect on May 1, 1991, FSI is compensated pursuant to a schedule of services, and is reimbursed for out-of-pocket expenses. The schedule calls for a minimum payment of $16,500 per year. The address of the Transfer Agent is P.O.
Box 26305, Richmond, VA 23260.

     Principal Underwriter/Distributor - Vontobel Fund Distributors, a division of First Dominion Capital Corp. (the "Distributor"), acts as the principal underwriter for the Company pursuant to an agreement effective August 18, 1997. Mr. John Pasco, III, who owns 100% of the outstanding stock of the Distributor, is the President, Treasurer and a Director of the

Distributor. Mr. Pasco is also the Chairman and a Director of the Company. The address of the Distributor is 1500 Forest Avenue, Suite 223, Richmond, VA 23229.

                                                  HOW TO INVEST

         Shares of the Funds may be purchased directly from the Distributor or through brokers or dealers who are members of the National Association of Securities Dealers, Inc. who are registered, if required, in the state where the purchase is made and who have a sales agreement with the Distributor. After a shareholder account is established, subsequent orders for shares may be mailed directly to the Transfer Agent. The offering price per share is equal to the net asset value per share next determined after receipt of a purchase order. A minimum initial investment of $1,000 is required to open a shareholder account in each Fund, and each subsequent investment must be $50 or more. Under certain circumstances the Company may waive the minimum initial investment for purchases by officers, Directors and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs).

         When an investor acquires shares of a Fund from a securities broker or dealer, the investor may be charged a transaction fee for shares purchased and/or redeemed at net asset value through that broker or dealer.

         To facilitate the handling of transactions with shareholders, the Company uses an open account plan. The Transfer Agent will automatically establish and maintain an open account for the Funds' shareholders. Under the open account plan your shares are reflected in your open account. This service facilitates the purchase, redemption or transfer of shares, eliminates the need to issue or safeguard certificates and reduces time delays in executing transactions. Stock certificates are not required and are not normally issued. Stock certificates for full shares will be issued by the Transfer Agent upon written request but only after payment for the shares is collected by the Transfer Agent.

         Purchase by Mail - For initial purchases the account application form (the "Account Application") which accompanies this Prospectus should be completed, signed, and mailed to the Transfer Agent, together with your check or other negotiable bank draft drawn on and payable by a U.S. Bank payable to the applicable Fund. For subsequent purchases include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and the social security numbers.

         Investing by Wire - You may purchase shares by requesting your bank to transmit "Federal Funds" by wire directly to the Transfer Agent. To invest by wire please call the Transfer Agent for instructions, then notify the Distributor by calling 800-776-5455. Your bank may charge you a small fee for this service. The Account Application which accompanies this Prospectus should be completed and promptly forwarded to the Transfer Agent. This application is required to complete the Funds' records in order to allow you access to your shares. Once your account is opened by mail or by wire, additional investments may be made at any time through the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

                                               HOW TO REDEEM SHARES

         Subject to certain exigencies described below, shares of the Funds may be redeemed at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be in "proper order". (See "Signature Guarantees".) You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

         If a shareholder redeems shares of the Emerging Markets Fund, E. European Equity Fund or E. European Debt Fund that have been held less than six months (including shares to be exchanged), the Company will deduct from the proceeds a redemption charge of 2% of the amount of the redemption. This amount is retained by the applicable Fund to offset the Fund's costs of purchasing or selling securities.

         The Company's procedure is to redeem shares at the net asset value next determined after receipt by the Transfer Agent of the redemption request in proper order as described herein. Payment will be made promptly, but no later than the seventh day following receipt of the request in proper order. Please note that (1) the Transfer Agent cannot accept redemption requests which specify a particular date for redemption, or which specify any special conditions; and
(2) if the shares you are redeeming were purchased by you less than 15 days prior to the receipt of your redemption request, the Transfer Agent must ascertain that your check in payment of the shares you are redeeming has cleared prior to disbursing the redemption proceeds. If you anticipate that you may need to redeem sooner than 15 days after purchase, you should make your purchase by Federal Funds wire, or by a certified, treasurer's or cashier's check.

         The Company may suspend the right to redeem shares for any period during which the New York Stock Exchange is closed or the Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing at the net asset value per share next computed after the suspension is terminated.

         Redemption by Mail - To redeem shares by mail, send the following information to the Transfer Agent: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered;
(2) the stock certificates for the shares you are redeeming, if any stock certificates were issued; (3) any required signature guarantees (see "Signature Guarantees"); and (4) any additional documents that might be required for redemption by corporations, executors, administrators, trustees, guardians, etc. The Transfer Agent will mail the proceeds to your currently registered address, payable to the registered owner(s) unless you specify otherwise in your redemption request. There is no charge to shareholders for redemptions by mail.

         Redemption by Telephone - You may redeem your shares by telephone if you request this service on your Account Application at the time you complete your initial Account Application. If you do not request this service at that time, you must request approval of telephone redemption privileges in writing (sent to the Company's Transfer Agent) with a signature guarantee (see "Signature Guarantee") before you can redeem shares by telephone. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. By establishing this service, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine, to (1) redeem shares from your account and (2) mail or wire redemption proceeds. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10.00 service fee each time you make a telephone redemption. The amount of this service charge may be changed at any time, without notice, by the Transfer Agent.

         You cannot redeem shares by telephone if you hold a stock certificate representing the shares you are redeeming or if you paid for the shares with a personal, corporate, or government check and your payment has been on the books of the Company for less than 15 days.

         If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request to the Transfer Agent by overnight mail.

         The Company employs reasonable procedures designed to confirm the authenticity of your instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Company believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions designed to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Company from unauthorized transactions.

         Redemption by Wire - If you request by mail or telephone that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

         Signature Guarantees - To help to protect you and the Company from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial Account Application.

     In the case of redemption by mail, signature guarantees must appear on either: (a) the written request for redemption; or (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

         The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP"); (b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (f) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, VA 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

         Small Accounts - Due to the relatively higher cost of maintaining small accounts, the Company may deduct $10 per year from an account of a Fund or may redeem the Fund's shares in the account, if as a result of redemption or transfer of shares the total investment remaining in the account for the Fund, has a value of less than $1,000. Shareholders will receive 60 days' written notice to increase the account value above $1,000 before the fee begins to be deducted or the shares are redeemed. A decline in the market value of your account alone would not require you to bring your investment up to the minimum.

                                              HOW TO TRANSFER SHARES

         If you wish to transfer shares to another owner, send a written request to the Transfer Agent. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, Social Security Number or taxpayer identification number and how dividends and capital gains are to be distributed;
(4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.


                                    ACCOUNT STATEMENTS AND SHAREHOLDER REPORTS

         Each time you purchase, redeem or transfer shares of a Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

                                           SPECIAL SHAREHOLDER SERVICES

         The Company offers the following four services for its shareholders:

         Regular Account - allows shareholders to make voluntary additions and withdrawals to and from their account as often as they wish;

         Invest-A-Matic Account - permits automatic monthly investments into a Fund from your checking account on a fixed schedule;

         Individual Retirement Accounts (IRA's); and

         Exchange Privileges Account - allows the shareholder to exchange his or her shares for shares of certain other Funds having different investment objectives provided the shares of the Fund the shareholder is exchanging into are noticed for sale in the shareholder's state of residence. A shareholder's account may be charged a $10.00 telephone exchange fee. An exchange is treated as a redemption and a purchase, and may result in the realization of a gain or loss on the transaction. More information on any of these services is available upon written request to the Company.

                                        HOW NET ASSET VALUE IS DETERMINED

         The net asset value ("NAV") of the shares of each Fund is determined by its custodian as of the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern Time) on each business day from Monday to Friday or on each day (other than a day during which no Fund share was tendered for redemption and no order to purchase or sell a Fund share was received by the Company) in which there is a sufficient degree of trading in the portfolio securities that the current NAV of the shares might be materially affected by changes in the value of such portfolio security. Each Fund's NAV is calculated at such 4:00 p.m. time set by the Company's Board of Directors based upon the Board's determination that this is the most appropriate time to price the securities.

         NAV per share for each Fund is determined by dividing the total value of the Fund's assets, less its liabilities, by the total number of shares of that Fund then outstanding. Generally, securities owned by a Fund are valued at market value.

         Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price. Other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price.

         Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost pricing procedures set, and determined to be fair, by the Board of

Directors. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors.

         ADRs, EDRs, and GDRs will be valued at the closing price of the instrument last determined prior to the valuation time unless the Company is aware of a material change in value. Items for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate.

         The Company's management may compute the NAV per share more frequently in order to protect shareholders' interests.

                                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

         Dividends from net investment income, if any, are declared annually. Each of the Funds intends to distribute annually realized net capital gains, after utilization of capital loss carryforwards, if any, to prevent application of a federal excise tax. However, a Fund may make an additional distribution any time prior to the due date, including extensions, of filing its tax return, if necessary to accomplish this result. Any dividends or capital gains distributed pursuant to a dividend declaration declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Unless you elect otherwise, dividends and capital gains distributions will be reinvested in additional shares of the Fund at no charge. Changes in your election regarding receipt of dividends and distributions must be sent to the Transfer Agent. Shareholders will be subject to tax on all dividends and distributions whether paid to them or reinvested in shares of the Fund. If an investment in Fund shares is made by a retirement plan, all dividends and capital gains distributions must be reinvested into an account of such plan.

         Generally, dividends from net investment income are taxable to investors as ordinary income. Certain gains or losses on the sale or retirement of international securities held by a Fund, to the extent attributable to fluctuations in currency exchange rates, as well as certain other gains or losses attributable to exchange rate fluctuations, must be treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the income available for distribution to shareholders. If, under the rules governing the tax treatment of foreign currency gains and losses, the income available for distribution is decreased or eliminated, all or a portion of the dividends declared by a Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gain. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to the shareholder is treated as a return of capital.

         Long-term capital gains distributions, if any, are taxable as net long-term capital gains when distributed regardless of the length of time shareholders have owned their shares. Net short-term capital gains and any other taxable income distributions are taxable as ordinary income.

         Each Fund sends detailed tax information about the amount and type of its distributions to its shareholders by January 31 of the year following the distributions.


                                                      TAXES

         Each Fund will seek to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company under the Code, a Fund is not liable for federal income taxes on income or net capital gains that are distributed to its shareholders or imputed to shareholders under the Code, or for any excise tax, to the extent its earnings are distributed as provided in the Code, and assuming it meets the tax diversification test, and the 90% gross income test as required by the Code.

         Each Fund will act and invest so as to comply with the requirements of Subchapter M which are described in the Statement of Additional Information. This may mean, for example, that it will be required to hold an investment longer than it otherwise would, or not engage in a hedging transaction which it otherwise would, in order to avoid violating one of the tests outlined above.

         The distribution to shareholders each year of investment income and capital gains will represent taxable income to the shareholders, who will be advised of such amounts by the Fund. The Company is a series corporation. Each Fund is treated as a separate taxable entity under the Code.

         Each International Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. These withholding taxes will reduce the return on the shareholder's investment. If more than 50% of the value of a Fund's assets at the close of its taxable year consists of stock or securities in foreign corporations, it may elect to pass through to its shareholders the amount of foreign withholding taxes it paid. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of foreign source income (including any foreign taxes paid by the Fund), and (ii) entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code. The Fund will notify its shareholders of such election within 60 days of the close of its tax year. Shareholders may decide whether to utilize such flow through amount as either a deduction or a tax credit. Individual shareholders will usually find that the credit is more favorable. Tax-exempt investors, such as pension plans and individual retirement accounts, will not benefit from this pass through.

         On the account application, the shareholder must provide the shareholder's taxpayer identification number ("TIN"), certify that it is correct and certify that the shareholder is not subject to backup withholding under Internal Revenue Service ("IRS") rules. If the shareholder fails to provide a correct TIN or the proper certifications, the Fund will withhold 31% of all distributions and redemption proceeds payable to the shareholder. The Fund will also begin backup withholding on a shareholder's Fund account if the IRS instructs the Fund to do so. The Fund reserves the right not to open a shareholder's account or, if an account is already opened, to redeem a shareholder's shares at the current NAV, less any taxes withheld, if the shareholder fails to provide a correct TIN, fails to provide the proper certifications, or the IRS advises the Fund to begin backup withholding on the shareholder's Fund account.

                                      GENERAL INFORMATION ABOUT THE COMPANY

         The Company is authorized to issue up to 500,000,000 shares of common stock, par value $0.01 per share, of which it has presently allocated 50,000,000 shares to each of the Funds. The Board of Directors can allocate the remaining authorized but unissued shares to any series of the Company or may create additional series and allocate shares to such series.

         A share of a Fund has priority in the assets of that fund in the event of a liquidation. The shares of a Fund will be fully paid and nonassessable, will have no preference over other shares of the Fund as to conversion, dividends, or retirement, and will have no preemptive rights. Shares of a Fund will be redeemable from the assets of that Fund at any time, as described above.

         Each outstanding share of a Fund is entitled to one vote for each full share of stock and a fractional vote for fractional shares of stock. All shareholders vote on matters which concern the Company as a whole. The Company is not required to hold a meeting of shareholders each year, and may elect not to hold a meeting in years when no meeting is necessary. The shareholders of a Fund shall vote separately on matters that affect only such Fund's interest. The Funds' shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so. Shareholders may utilize procedures described in the Statement of Additional Information to call a meeting.

     The name of the Company was changed from The World Funds, Inc. to Vontobel Funds, Inc. effective on February 28, 1997, as approved by the Board of Directors of the Company.

         Limitation on Use of Name - The Advisory Agreement for each Fund authorizes the Company to utilize the name "Vontobel". The Company agrees that if an Advisory Agreement is terminated it will submit to shareholders a proposal that the related Fund redesignate its name to eliminate any reference to the name "Vontobel" or any derivation thereof unless the Advisor waives this requirement in writing.

                                            TO OBTAIN MORE INFORMATION

     For  further  information  on  the  Funds,   please  contact   Commonwealth
Shareholder Services, Inc., P.O. Box 8687, Richmond, VA 23226, telephone: (800) 527-9500.

         Additional information may also be obtained by requesting a copy of the Statement of Additional Information.

Investment Advisor:            Vontobel USA Inc.
                               450 Park Avenue
                               New York, NY  10022

Distributor:                   Vontobel Fund Distributors,
                                     a division of First Dominion Capital Corp.
                               1500 Forest Avenue, Suite 223
                               Richmond, VA  23229

Independent Auditors:          Tait, Weller & Baker
                               8 Penn Center Plaza
                               Suite 800
                               Philadelphia, PA  19103

Marketing Services:            For general information on the Funds and
                               marketing services, call the Distributor at
                               (800) 776-5455 toll free.

Transfer Agent:                For account information, wire purchase or
                               redemptions, call or write to the Company's
                               Transfer Agent:

                                     Fund Services, Inc.
                                     P.O. Box 26305
                                     Richmond, VA 23260-6305
                                     (800) 628-4077 Toll Free

More Information:              For 24-hour, 7-days-a-week price information call
                               1-800-527-9500.

                               For information on any series of the Company, investment plans, or other shareholder services, call 1-800-527-9500 during normal business hours, or write the Company at 1500 Forest Avenue, Suite 223, Richmond, VA 23229.

         No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer made by this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

                                               VONTOBEL FUNDS, INC.


                                             VONTOBEL U.S. VALUE FUND
                                        VONTOBEL INTERNATIONAL EQUITY FUND
                                       VONTOBEL EMERGING MARKETS EQUITY FUND
                                       VONTOBEL EASTERN EUROPEAN EQUITY FUND
                                         VONTOBEL INTERNATIONAL BOND FUND
                                        VONTOBEL EASTERN EUROPEAN DEBT FUND


STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1998



         Vontobel Funds, Inc. (the "Company") is an open-end, management investment company commonly known as a "mutual fund." This Statement of Additional Information ("SAI") is not a prospectus but supplements the information contained in the current Prospectus of the Vontobel U.S. Value Fund, Vontobel International Equity Fund (formerly named Vontobel EuroPacific Fund), Vontobel Emerging Markets Equity Fund, Vontobel Eastern European Equity Fund, Vontobel International Bond Fund and Vontobel Eastern European Debt Fund (each, a "Fund"), dated May 1, 1998. It should be read in conjunction with the Prospectus, and has been designed to provide you with further information which is not contained in the Prospectus. The Prospectus of the Funds may be obtained at no charge upon request to the Company.
Please retain this SAI for future reference.


         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS STATEMENT OF ADDITIONAL INFORMATION. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                 TABLE OF CONTENTS
                                                                        PAGE

         Vontobel Funds, Inc............................................  1
         Investment Policies............................................  1
         Additional Investments and Investment Techniques............... 10
                  Strategic Transactions................................ 10
                  Options............................................... 10
                  Futures............................................... 16
                  Currency Transactions................................. 18
                  Combined Transactions................................. 20
                  Eurocurrency Instruments.............................. 21
                  Use of Segregated and Other Special Accounts.......... 21
                  U.S. Government Securities............................ 23
                  Repurchase Agreements................................. 23
                  Reverse Repurchase Agreements......................... 25
         Special Investment Considerations of the Funds................. 26
         Investment Restrictions........................................ 28
         Taxes.......................................................... 34
         Dividends and Distributions.................................... 41
         Portfolio Transactions......................................... 41
         Valuation and Calculation of Net Asset Value................... 43
         Directors and Officers......................................... 47
         Investment Advisor............................................. 50
         Transfer Agent................................................. 51
         Administrator.................................................. 52
         Eligible Benefit Plans......................................... 52
         Distribution................................................... 52
         Fund Expenses.................................................. 53
         Special Shareholder Services................................... 53
         General Information and History................................ 55
         Performance.................................................... 57
         Financial Statements........................................... 62
         Appendix - Bond Ratings........................................ 63

                                               VONTOBEL FUNDS, INC.


         The Funds are series of Vontobel Funds, Inc. (the "Company"), a Maryland corporation which is an open-end, management investment company, commonly known as a "mutual fund." Each of the Funds is a no-load series of the Company. The Vontobel International Equity Fund ("International Equity Fund") (formerly named, Vontobel EuroPacific Fund), Vontobel Emerging Markets Equity Fund ("Emerging Markets Fund") and Vontobel Eastern European Equity Fund ("E. European Equity Fund") are diversified series, and the Vontobel U.S. Value Fund ("Value Fund"), Vontobel International Bond Fund ("Bond Fund") and Vontobel Eastern European Debt Fund ("E. European Debt Fund") are non-diversified series. A diversified series has investment restrictions that require that, with respect to 75% of its total assets, the series may invest no more than 5% of its total assets in the securities of a single issuer, with certain exceptions, as described in the "Investment Restrictions" sections of the Prospectus and SAI. Each of the International Equity Fund, Emerging Markets Fund, E. European Equity Fund, Bond Fund and E. European Debt Fund (each, an "International Fund") may or does invest a large percentage of its assets in foreign securities, as described in the Prospectus and below.

         There is some market risk inherent in any investment, due in part to changes in general economic and market conditions. The investment policies of each Fund, however, are intended to provide the flexibility to take advantage of opportunities while accepting only what Vontobel USA Inc. (the "Advisor") believes to be reasonable risks. Changes in holdings of portfolio securities are made on the basis of investment considerations, and it is against the policy of management to make changes for trading purposes. The Funds cannot guarantee a gain or eliminate the risk of loss. Each Fund's net asset value per share will increase or decrease with changes in the market price of the Fund's investments. Each Fund's investments will be subject to the risks which are inherent in all investments. Although the Advisor will seek to attain the Fund's stated investment objective, there can be no assurance that the investment objective will be achieved.

                                                Investment Policies

Vontobel U.S. Value Fund

         Under normal circumstances, the Value Fund will have at least 65% of its assets invested in common stocks or securities convertible into common stocks. The Fund may also acquire fixed income investments where these fixed income securities are convertible into equity securities (and which may therefore reflect appreciation in the underlying equity security), and where anticipated interest rate movements, or factors affecting the degree of risk inherent in a fixed income security are expected to change significantly so as to produce appreciation in the security consistent with the Fund's objective. The fixed income securities in which the Fund may invest will be rated at the time of purchase Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard and Poor's Ratings Group ("S&P"), or if they are foreign securities which are not subject to standard credit ratings the fixed income securities will be "investment grade" issues (in the judgement of the Advisor) based on available information. Securities rated as BBB are regarded as having adequate capacity to pay interest and repay principal.

         The Fund will select its non-equity investments from among securities and obligations of all kinds including preferred stocks, warrants, rights, bonds (of any class or rating), repurchase agreements, money market investments (such as U.S. Government securities (see "Additional Investments and Investment Techniques - U.S. Government Securities") issued by the U.S. Treasury, agencies or other instrumentalities) and other evidences of indebtedness.

         The Fund will enter into only repurchase agreements involving U.S. Government securities in which it may otherwise invest. See "Additional Investments and Investment Techniques - Repurchase Agreements" and "- U.S. Government Securities" below.

  The Fund may lend its portfolio securities.

Vontobel International Equity Fund

         Under normal circumstances, the International Equity Fund will have at least 65% of its assets invested in a portfolio of common stocks or securities convertible into common stocks of issuers principally from European and Pacific Basin countries. The Fund will normally be invested in not less than three countries. However, when the Advisor believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposit or repurchase agreements.

         The Fund may also acquire fixed income investments where these fixed income securities are convertible into equity securities (and which may therefore reflect appreciation in the underlying equity security), and where anticipated interest rate movements, or factors affecting the degree of risk inherent in a fixed income security are expected to change significantly so as to produce appreciation in the security consistent with the Fund's objective. The fixed income securities in which the Fund may invest will be rated at the time of purchase Baa or higher by

Moody's or BBB or higher by S&P, or if they are foreign securities which are not subject to standard credit ratings the fixed income securities will be "investment grade" issues (in the judgement of the Advisor) based on available information. Securities rated as BBB are regarded as having adequate capacity to pay interest and repay principal.

         The Fund will select its non-equity investments from among securities and obligations of all kinds including preferred stocks, warrant rights, bonds (of any class or rating), repurchase agreements, money market investments (such as U.S. Government securities (see "Additional Investments and Investment Techniques - U.S. Government Securities") issued by the U.S. Treasury, agencies or other instrumentalities) and other evidences of indebtedness.

         The Fund will enter into only repurchase agreements involving U.S. Government securities in which it may otherwise invest. See "Additional Investments and Investment Techniques - Repurchase Agreements" and "- U.S. Government Securities" below.

         The Fund is designed to take advantage of the opportunities provided by the ability to invest overseas, and therefore may be subject to some of the special risks described below.

         As noted in the Prospectus, the Fund has the right to invest in securities which may be considered to be "thinly traded" if they are deemed to offer the potential for appreciation, but it does not presently intend to invest more than 5% of its assets in such securities. The trading volume of such securities is generally lower and their prices may be more volatile as a result, and such securities are less likely to be exchange-listed securities. The Fund may also invest, subject to certain restrictions described below, in options (puts and calls) and, to a limited extent, in restricted securities.

         The Fund may invest in the shares of closed-end investment companies which acquire equity securities of countries in which the Fund may invest. By investing in shares of such investment companies, the Fund would indirectly pay a portion of the operating expenses, management expenses, and brokerage costs of such an investment company as well as the expenses of the Fund. The Advisor will recommend such investments when it believes that this would allow the Fund to achieve a greater diversification at an economically more advantageous price than through the acquisition of individual securities, or when such company is able to achieve an investment in a country which the Fund cannot acquire for legal or economic reasons.

         The Fund may utilize American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Generally, ADRs are dollar denominated securities issued in registered form and designed for use in the United States securities markets. They represent and may be converted into the underlying foreign security. EDRs, in bearer form, are similarly designed for use in the European securities markets. For purposes of determining the country of origin, ADRs and closed-end investment companies will not be deemed to be domestic securities.

         The Fund may lend its portfolio securities.

         Hedging with Forward Foreign Currency Contracts, Futures and Options on Futures

         The Fund's investment objective (as described in the Prospectus) contemplates investment in securities of issuers domiciled or operating outside of the United States. Such foreign investments may require the Fund temporarily to hold funds in foreign currencies prior to, during or following the completion of investment programs. In such circumstances the value of the Fund's assets, as measured in U. S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

         The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market or, when deemed necessary to "hedge" the Fund's anticipated cash movements, through entering into forward foreign currency exchange contracts to purchase or sell foreign currencies, futures or options on futures. See "Additional Investments and Investment Techniques" below.

Covered Call and Put Options

         The Fund may write (sell) "covered" call options and purchase put options, and purchase call and write put options to close out options previously written by it. The Fund may purchase put options in the following two circumstances: (1) when it holds a position in the security (that is, the put is covered), or (2) a put option on a market index when, in the opinion of the Advisor, such index is representative of the securities held in the portfolio, and therefore, the index will move in the same direction as the securities held in the portfolio. The purpose of writing covered call options and purchasing put options will be to reduce the effect of price fluctuations of selected securities owned by it on the net asset value per share. The hedging activities on portfolio securities using options are separate and different from the foreign currency hedging transactions (see above) entered into by the Fund. Although additional revenues may be generated through the use of covered call options, the Advisor does not consider the additional revenues which may be generated as the primary reason for writing covered call options, which is undertaken to hedge the investments in a particular security. Similarly, foreign currency hedging is intended to hedge currency movements, not to speculate on currency gains or generate commission income. There is no assurance that the Fund's portfolio will be hedged, or that the hedge will be complete or in exact correlation with market movement. In order to hedge its investment the Fund will generally give up opportunities to gain from market movement.

         The Fund will write only covered call options and purchase put options. It will write covered call options and purchase put options in standard contracts which are quoted on national securities exchanges or similar instruments in comparable markets in the countries in which it invests and holds its portfolio securities. See "Additional Investments and Investment Techniques" below.

Vontobel Emerging Markets Equity Fund

         Under normal circumstances, the Emerging Markets Fund will have at least 65% of its total assets invested in common stocks, or securities convertible into common stocks, of issuers in developing countries around the globe. The Fund may also acquire fixed income investments where these fixed income securities are convertible into equity securities (and which may therefore reflect appreciation in the underlying equity security), and where anticipated interest rate movements, or factors affecting the degree of risk inherent in a fixed income security are expected to change significantly so as to produce appreciation in the security consistent with the Fund's objective. The fixed income securities in which the Fund may invest will be rated at the time of purchase Baa or higher by Moody's, or BBB or higher by S&P, or if they are foreign securities which are not subject to standard credit ratings the fixed income securities will be "investment grade" issues (in the judgement of the Advisor) based on available information. Securities rated as BBB are regarded as having adequate capacity to pay interest and repay principal.

         The Fund will select its non-equity investments from among securities and obligations of all kinds including preferred stocks, warrants, rights, bonds (of any class or rating), repurchase agreements, money market investments (such as U.S. Government securities (see "Additional Investments and Investment Techniques - U.S. Government Securities") issued by the U.S. Treasury, agencies or other instrumentalities) and other evidences of indebtedness.

         The Fund will enter into only repurchase agreements involving U.S. Government securities in which it may otherwise invest. See "Additional Investments and Investment Techniques - Repurchase Agreements" and "- U.S. Government Securities" below.

         The Fund may lend its portfolio securities.

Vontobel Eastern European Equity Fund

         Under normal circumstances the E. European Equity Fund will have at least 65% of its assets invested in a portfolio of common stocks or securities convertible into common stocks of issuers from not less than three countries. However, when the Advisor believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposit or repurchase agreements.

         The Fund may also acquire fixed income investments where these fixed income securities are convertible into equity securities (and which may therefore reflect appreciation in the underlying equity security), and where anticipated interest rate movements, or factors affecting the degree of risk inherent in a fixed income security are expected to change significantly so as to produce appreciation in the security consistent with the Fund's objective. The fixed income securities in which the Fund may invest will be rated at the time of purchase Baa or higher by Moody's, or BBB or higher by S&P, or if they are foreign securities which are not subject to standard credit ratings the fixed income securities will be "investment grade" issues (in the judgement of the Advisor) based on available information. Securities rated as BBB are regarded as having adequate capacity to pay interest and repay principal.

         The Fund will select its non-equity investments from among securities and obligations of all kinds including preferred stocks, warrant rights, bonds (of any class or rating), repurchase agreements, money market investments (such as U.S. Government securities (see "Additional Investments and Investment Techniques - U.S. Government Securities") issued by the U.S. Treasury, agencies or other instrumentalities) and other evidences of indebtedness.

         The Fund may enter into repurchase agreements (which enables it to employ its assets pending investment) during very short periods of time. Ordinarily these agreements permit the Fund to maintain liquidity and earn higher rates of return than would normally be available from other short-term money market instruments. The Fund will enter into only repurchase agreements involving U.S. Government securities in which it may otherwise invest. See "Additional Investments and Investment Techniques Repurchase Agreements" and "- U.S. Government Securities" below.

         The Fund is designed to take advantage of the opportunities provided by the ability to invest overseas, and therefore may be subject to some of the special risks described below.

         As noted in the Prospectus, the Fund has the right to invest in securities which may be considered to be "thinly traded" if they are deemed to offer the potential for appreciation, but it does not presently intend to invest more than 15% of its assets in such securities. The trading volume of such securities is generally lower and their prices may be more volatile as a result, and such securities are less likely to be exchange-listed securities. The Fund may also invest, subject to certain restrictions described below, in options (puts and calls) and, to a limited extent, in restricted securities.

         The Fund may invest in the shares of closed-end investment companies which acquire equity securities of Eastern/Central European countries in which the Fund may invest. By investing in shares of such investment companies, the Fund would indirectly pay a portion of the operating expenses, management expenses, and brokerage costs of such an investment company as well as the expenses of the Fund. The Advisor will recommend such investments when it believes that this would allow the Fund to achieve a greater diversification at an economically more advantageous price than through the acquisition of individual securities, or when such company is able to achieve an investment in a country which the Fund cannot acquire for legal or economic reasons.

         The Fund may utilize ADRs, EDRs and Global Depositary Receipts ("GDRs"). Generally, ADRs are dollar denominated securities issued in registered form and designed for use in the United States securities markets. They represent and may be converted into the underlying foreign security. EDRs and GDRs, in bearer form, are similarly designed for use in the European securities markets. For purposes of determining the country of origin, ADRs and closed-end investment companies will not be deemed to be domestic securities.

         It is the Fund's policy not to lend its portfolio securities at the present time, although it is not restricted from so doing.

Hedging with Forward Foreign Currency Contracts, Futures and
Options or Futures

         The Fund's investment objective (as described in the Prospectus) contemplates investment in securities of issuers domiciled or operating outside the United States. Such foreign investments may require the Fund to temporarily hold funds in foreign currencies prior to, during or following the completion of investment programs. In such circumstances the value of the Fund's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

         The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market or, when deemed necessary to "hedge" the Fund's anticipated cash movements, through entering into forward contracts to purchase or sell foreign currencies, currency futures or options on currency futures. See "Additional Investments and Investment Techniques" below.


Vontobel International Bond Fund

         The Bond Fund offers investors a convenient way to invest in a managed portfolio of foreign currency denominated debt securities. It seeks to achieve its objective of total return primarily by investing in a managed portfolio of high-grade bonds denominated in foreign currencies. It will seek protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection.

         To achieve its objective, the Fund will primarily invest in international bonds that are denominated in foreign currencies, including bonds denominated in the European Currency Unit ("ECU"). International bonds are defined as bonds issued in countries other than the United States. The Fund's investments may include debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions, debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or holding company debt securities and other debt securities including those convertible into common stock.

         Because of the Fund's investment considerations discussed above and its investment policies, investments in the Fund are not intended to provide a complete investment program for an investor.

         Debt Securities. The Fund may purchase "investment-grade" bonds, which are those rated Baa or higher by Moody's or BBB or higher by S&P, or unrated securities which the Advisor believes are of comparable quality. Bonds rated Baa or BBB may have speculative elements as well as investment-grade characteristics. The Fund reserves the right, however, to invest its assets in lower rated securities (including unrated securities which the Advisor believes to be of such lower quality). (See the Appendix for Bond Ratings). The Fund will invest no more than 5% of its assets in securities rated below investment grade (i.e., below BBB by S&P or Baa by Moody's) or which are unrated but are of comparable quality as determined by the Advisor. (See "Special Risk Considerations" in the Fund's Prospectus.) The Fund may invest in debt securities which are rated as low as C by Moody's or D by S&P. Such securities may be in default with respect to payment of principal or interest.

Vontobel Eastern European Debt Fund

         The E. European Debt Fund offers investors a convenient way to invest in a managed portfolio of foreign currency denominated debt securities of issuers in Eastern Europe, as described below. It seeks to achieve its objective of total return primarily by investing in a managed portfolio of bonds of issuers in Eastern Europe. It will seek protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection.

         To achieve its objective, the Fund will primarily invest in bonds of issuers in Eastern Europe that are denominated in foreign currencies, including bonds denominated in the ECU. The Fund's investments may include debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions, debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or holding company debt securities and other debt securities including those convertible into common stock.

         Because of the Fund's investment considerations discussed above and its investment policies, investments in the Fund are not intended to provide a complete investment program for an investor.

         Debt Securities. The Fund may purchase "investment-grade" bonds, which are those rated Baa3 or higher by Moody's or BBB- or higher by S&P, or unrated securities which the Advisor believes are of comparable quality. The Fund reserves the right, however, to invest its assets in lower rated securities (including unrated securities which the Advisor believes to be of such lower quality). (See the Appendix for Bond Ratings). The Fund will invest no more than 5% of its assets in securities rated below investment grade (i.e., below BBB- by S&P or Baa3 by Moody's) or which are unrated but are of comparable quality as determined by the Advisor. (See "Special Risk Considerations" in the Fund's Prospectus.) Bonds rated Baa3 or BBB- may have speculative elements as well as investment-grade characteristics. The Fund may invest in debt securities which are rated as low as C by Moody's or D by S&P. Such securities may be in default with respect to payment of principal or interest.

                            Additional Investments and Investment Techniques

         Strategic Transactions. Each of the Funds may, but is not required to, utilize various other investment strategies described below to hedge various market risks (such as interest rates, currency exchange rates, and broad specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

         In the course of pursuing these investment strategies, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

         Risks of Strategic Transactions Outside the United States. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

         Options. Each of the Funds may purchase and sell options as described in the Prospectus and herein.

         General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic
Transactions involving options require segregation of the Fund's assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. Such protection is, of course, only provided during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

         A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option which it has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

         The premium received is the market value of an option. The premium the Fund will receive from writing a call option, or, which it will pay when purchasing a put option, will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit conditions, and the general interest rate environment. The premium received by the Fund for writing covered call options will be recorded as a liability in its statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's net asset value per share is computed (close of the New York Stock Exchange ("NYSE")), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

         The premium paid by the Fund when purchasing a put option will be recorded as an asset in its statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's net asset value per share is computed (close of the NYSE), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

         The purchase of a put option will constitute a short sale for federal tax purposes. The purchase of a put at a time when the substantially identical security held long has not exceeded the long term capital gain holding period could have adverse tax consequences. The holding period of the long position will be cut off so that even if the security held long is delivered to close the put, short term gain will be recognized. If substantially identical securities are purchased to close the put, the holding period of the securities purchased will not begin until the closing date. The holding period of the substantially identical securities not delivered to close the short sale will commence on the closing of the short sale.

         The Fund will purchase a call option only to close out a covered call option it has written. It will write a put option only to close out a put option it has purchased. Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or, to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If it cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing or purchase of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

         Options written by the Fund will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases additional brokerage commissions will be incurred.

         The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurocurrency instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that OTC options purchased by a Fund and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a fund's limitation on investing no more than 10% of its assets in illiquid securities.

         If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

         The Funds may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, and Eurocurrency instruments (see "Eurocurrency Instruments" below for a description of such instruments) that are traded in U.S. and foreign securities exchanges and in the over-the-counter markets, and futures contracts. The International Funds may purchase and sell call options on currencies. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

         The Funds may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, convertible securities, and Eurocurrency instruments (whether or not it holds the above securities in its portfolio), and futures contracts (except for the Bond Fund and E. European Debt Fund, not futures contracts on individual corporate debt securities.) The International Funds may purchase and sell put options on currencies. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. For tax purposes, the purchase of a put is treated as a short sale which may cut off the holding period for the security so it is treated as generating gain on securities held less than three months or short term capital gain (instead of long term) as the case may be.

         Options on Securities Indices and Other Financial Indices. Each of the Funds may also purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or any other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

         Futures. Each of the International Funds may enter into financial futures contracts or purchases or sell put and call options on such futures as a hedge against anticipated interest rate or currency market changes and for risk management purposes, and for the Bond and E. European Debt Funds, for duration management. The use of futures for hedging is intended to protect the
International Fund from (i) the risk that the value of its portfolio of investments in a foreign market may decline before it can liquidate its interest, or (ii) the risk that a foreign market in which it proposes to invest may have significant increases in value before it can cause its cash to be invested in that market. In the first instance, the International Fund will sell a future based upon a broad market index which it is believed will move in a manner comparable to the overall value of securities in that market. In the second instance, the International Fund will purchase the appropriate index as an "anticipatory" hedge until it can otherwise acquire suitable direct investments in that market. As with the hedging of foreign currencies, the precise matching of financial futures on foreign indices and the value of the cash or portfolio securities being hedged may not have a perfect correlation. The projection of future market movement and the movement of appropriate indices is difficult, and the successful execution of this short-term hedging strategy is uncertain.

         General Characteristics of Futures. Regulatory policies governing the use of such hedging techniques require the International Fund to provide for the deposit of initial margin and the segregation of suitable assets to meet its obligation under futures contracts. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the International Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurocurrency instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

         The International Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the International Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the International Fund. If the International Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantage price, nor that delivery will occur.

         The International Fund will not enter into a futures contract or related option (except for closing transactions) if immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the International Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

         Currency Transactions. Each of the International Funds may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The International Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

         The International Fund's dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging").

         Transaction Hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the International Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. The International Fund may enter into Transaction Hedging out of a desire to preserve the United States dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The International Fund will be able to protect itself against possible losses resulting from changes in the relationship between the United States dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

         Position  Hedging.   Position  hedging  is  entering  into  a  currency
transaction with respect to portfolio security positions denominated or generally quoted in that currency. The International Fund may use Position Hedging when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, the International Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

         The International Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

         Cross Hedging. The International Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

         Proxy Hedging. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the International Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the International Fund's securities denominated in linked currencies. For example, if the Advisor considers that the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the U.S. dollar, the Advisor may enter into a contract to sell D-marks and buy dollars.

         Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below. Cross currency hedges may not be considered "directly related" to the International Fund's principal business of investing in stock or securities (or options and futures thereon), resulting in gains therefrom not qualifying under the less than 30% of gross income" test of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

         Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to an International Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges the International Fund has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

         Combined Transactions. The Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward foreign currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

         Eurocurrency Instruments. The International Funds may make investments in Eurocurrency instruments. Eurocurrency instruments are futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR") or to the interbank rates offered in other financial centers. Eurocurrency futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. An International Fund might use Eurocurrency futures contracts and options thereon to hedge against changes in LIBOR and other interbank rates, to which many interest rate swaps and fixed income instruments are linked.

         Use of Segregated and Other Special Accounts. Many transactions, in addition to other requirements, require that a Fund segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through the ownership of the underlying security, financial instruments or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or segregate liquid high grade assets equal to the excess of the index value over the exercise priceindustry or oth on a current basis. A put option written by a Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price.

         A currency contract which obligates an International Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation.

         OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those generally settle with physical delivery, and the Fund will segregate an amount of liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt securities or other liquid assets.

         With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

         Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. An International Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the International Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the International Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offered in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, liquid assets equal to any remaining obligation would need to be segregated.

         An International Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.
(See "Taxes.")

         U.S. Government Securities. The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the United States. Securities issued or guaranteed by U.S. Government agencies or U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

         Repurchase Agreements. Each of the Funds may enter into repurchase agreements with member banks of the Federal Reserve System, any foreign bank or with any domestic or foreign broker/dealer which is a reporting government securities dealer or its equivalent which may be a foreign bank whose creditworthiness is equal to the standards set for the Fund's direct investment in debt obligations, if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations the Fund may purchase.

         A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a debt security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be physically held by the Fund's custodian or in the Federal Reserve Book Entry system. Repurchase agreements are considered securities issued by the seller for purposes of the diversification test under Subchapter M of the Code, and not cash, a cash item or a U.S. Government security.

         For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a repurchase agreement is deemed to be a loan from a Fund to the seller of the Obligation subject to the repurchase agreement and is therefore subject to that Fund's investment restrictions applicable to loans. It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities. A repurchase agreement with foreign banks may be available with respect to government securities of the particular foreign jurisdiction, and such repurchase agreements involve risks similar to repurchase agreements with U.S. entities.

         It is the practice of each Fund to enter into repurchase agreements with selected banks and securities dealers, depending upon the availability of the most favorable yields. The Fund will always seek to perfect its security interest in the collateral. If the seller of a repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement declines. The Advisor monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the issuer of the repurchase agreement. If the seller defaults, the Fund may incur disposition costs in connection with liquidating the collateral of that seller. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited.

         Each of the Bond and E. European Debt Funds may also enter into repurchase commitments with any party deemed creditworthy by the Advisor, if the transaction is entered into for investment purposes and the counterparty's creditworthiness is at least equal to that of issuers of securities that the Fund may purchase. Such transactions may not provide the Fund with collateral which is marked-to-market during the term of the commitment.

         Reverse Repurchase Agreements. The Bond Fund and E. European Debt Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is an arrangement under which the seller (i.e., a Fund) sells an Obligation to a buyer, and agrees, at the time of sale, to repurchase the Obligation at a specified time and price. The Bond Fund and E. European Debt Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System, any foreign bank or any domestic or foreign broker/dealer which is a reporting government securities dealer or its equivalent which may be a foreign bank whose creditworthiness is equal to the standards set for the Fund's direct investment in debt obligations.

         A reverse  repurchase  agreement provides a means for the Bond Fund and
E. European Debt Fund to earn income on funds which would otherwise be invested in debt securities, for periods as short as overnight. Securities subject to a repurchase agreement are held by the purchaser, and the seller holds, and may invest, the price received for the security. The repurchase price may be higher than the purchase price, the difference being an expense to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate payable by the Fund together with the repurchase price on repurchase. In either case, the income paid by the Fund is unrelated to the interest rate on the Obligation itself. When the Fund is subject to repurchase an Obligation under a reverse repurchase agreement, it will segregate with its custodian cash, U.S. government securities, or other high quality debt instruments equal in value to the amount payable by it under the agreement.

         The Bond Fund and E. European Debt Fund incur the risk that if the buyer does not resell the Obligations to the Fund, the Fund may encounter expense or delay in applying the cash held by it to acquire replacement securities. If the market price of the securities to be acquired rises, the Fund may have to bear an additional cost when making such a purchase. If the buyer is in bankruptcy, the Fund may face claims of the Trustee seeking the assets held by the Fund.

                                  Special Investment Considerations of the Funds

         Each of the International Funds, is intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in a globally and/or internationally oriented portfolio, according to the International Fund's objective and policies, and is designed for long-term investors who can accept international investment risk. The Advisor believes that allocation of assets on a global or international basis decreases the degree to which events in any one country, including the United States, will affect an investor's entire investment holdings. In the period since World War II, many leading foreign economies have grown more rapidly than the United States economy, thus providing investment opportunities, although there can be no assurance that this will be true in the future. As with any long-term investment, the value of the International Fund's shares when sold may be higher or lower than when purchased.

         Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in United States securities and which may favorably or unfavorably affect the performance of each of the International Funds. As foreign companies are not generally subject to the same uniform standards, practices and requirements, with respect to accounting, auditing and financial reporting, as are domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume in the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Furthermore, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return is earned thereon. The inability of an International Fund to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to an International Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than negotiated commissions on U.S. exchanges and bid to asked spreads in the U.S. bond market, although the International Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Furthermore, an International Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers and listed companies than in the United States. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The International Funds' Advisor seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

         Investments in foreign securities usually will involve currencies of foreign countries. Because of the considerations discussed above, the value of the assets of each of the International Funds, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the International Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the International Fund desire to resell that currency to the dealer. Each of the International Funds will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into the forward or futures contracts (or option thereon) to purchase or sell foreign currencies. Each of the International Funds may, for hedging purposes, purchase foreign currencies in the form of bank deposits.

         Because each International Fund may be invested in both U.S. and foreign securities markets, changes in its share price may have a low correlation with movements in the U.S. markets. The International Fund's share price will reflect the movements of the bond markets in which it is invested and of the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. Foreign securities such as those purchased by an International Fund may be subject to foreign government taxes which could reduce the yield on such securities, although a shareholder of the Fund may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund (see "Taxes"). U.S. and foreign securities markets do not always move in step with each other and the total returns from different markets may vary significantly. Each of the International Funds intends to invest in many securities markets around the world in an attempt to take advantage of opportunities wherever they may arise.


                                              Investment Restrictions

         The policies set forth below that are identified as fundamental policies of a Fund, along with the investment objective of such Fund, may not be changed without approval of a majority of the outstanding voting securities of such Fund. As used in this SAI a "majority of the outstanding voting securities of a Fund" means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

         As a matter of fundamental policy, a Fund will not:


* Except for the Value, Bond and E. European Debt Funds, as to 75% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer.

*        Except for the Value, Bond and E. European Debt Funds,
-        ------------------------------------------------------
         purchase stock or securities of an issuer (other than the
         ---------------------------------------------------------
         obligations of the United States or any agency or
         -------------------------------------------------
         instrumentality thereof) if such purchase would cause the
         ---------------------------------------------------------
         Fund to own more than 10% of any class of the outstanding
         ---------------------------------------------------------
         voting securities of such issuer or, except for the Emerging
         ------------------------------------------------------------
         Markets Fund, more than 10% of any class of the outstanding
         -----------------------------------------------------------
         stock or securities of such issuer.
         -----------------------------------

*        Act as an underwriter of securities of other issuers, except
-        ------------------------------------------------------------
         that each of the International Equity and E. European Equity
         ------------------------------------------------------------
         Funds may invest up to 10% of the value of its total assets
         -----------------------------------------------------------
         (at time of investment) in portfolio securities which the
         ---------------------------------------------------------
         Fund might not be free to sell to the public without
         ----------------------------------------------------
         registration of such securities under the Securities Act of
         -----------------------------------------------------------
         1933, as amended, or any foreign law restricting
         ------------------------------------------------
         distribution of securities in a country of a foreign issuer.
         ------------------------------------------------------------

*        Buy or sell commodities or commodity contracts, provided
-        --------------------------------------------------------
         that each of the International Equity and E. European Equity
         ------------------------------------------------------------
         Funds may utilize not more than 1% of its assets for
         ----------------------------------------------------
         deposits or commissions required to enter into, for the
         -------------------------------------------------------
         International Equity Fund, forward foreign currency
         ---------------------------------------------------
         contracts, and for the E. European Equity Fund, financial
         ---------------------------------------------------------
         futures contracts, for hedging purposes as described under
         ----------------------------------------------------------
         "Investment Policies" and "Additional Information on
         ----------------------------------------------------
         Policies and Investments - Strategic Transactions."  (Such
         ----------------------------------------------------------
         deposits or commissions are not required for forward foreign
         ------------------------------------------------------------
         currency contracts.)
         --------------------

*        As to the International Equity and E. European Equity Funds,
-        ------------------------------------------------------------
         borrow money except for temporary or emergency purposes and
         -----------------------------------------------------------
         then only in an amount not in excess of 5% of the lower of
         ----------------------------------------------------------
         value or cost of its total assets, in which case the Fund
         ---------------------------------------------------------
         may pledge, mortgage or hypothecate any of its assets as
         --------------------------------------------------------
         security for such borrowing but not to an extent greater
         --------------------------------------------------------
         than 5% of its total assets.  As to the Value, Emerging
         -------------------------------------------------------
         Markets, Bond and E. European Debt Funds, borrow money,
         -------------------------------------------------------
         except as a temporary measure for extraordinary or emergency
         ------------------------------------------------------------
         purposes, or except in connection with reverse repurchase
         ---------------------------------------------------------
         agreements, provided that the Fund maintains asset coverage
         -----------------------------------------------------------
         of 300% in connection with the issuance of senior
         -------------------------------------------------
         securities.  Notwithstanding the foregoing, to avoid the
         --------------------------------------------------------
         untimely disposition of assets to meet redemptions, the
         -------------------------------------------------------
         Value, Emerging Markets and E. European Debt Funds may
         ------------------------------------------------------
         borrow up to 33 1/3%, and the Bond Fund may borrow up to
         --------------------------------------------------------
         20%, of the value of the Fund's assets to meet redemptions,
         -----------------------------------------------------------
         provided that the Fund may not make other investments while
         -----------------------------------------------------------
         such borrowings are outstanding.
         --------------------------------

* Make loans, except that a Fund may (1) lend portfolio securities; and (2) enter into repurchase agreements secured by U.S. Government securities and, with respect to the Bond and E. European Debt Funds, except to the extent that the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objective and policies may be deemed to be loans.

*        Invest more than 25% of a Fund's total assets in securities
-        -----------------------------------------------------------
         of one or more issuers having their principal business
         ------------------------------------------------------
         activities in the same industry, provided that, for the
         -------------------------------------------------------
         Emerging Markets Fund, Bond Fund and E. European Debt Fund,
         -----------------------------------------------------------
         there is no limitation with respect to investments in
         -----------------------------------------------------
         obligations issued or guaranteed by the U.S. Government, its
         ------------------------------------------------------------
         agencies or instrumentalities, and, for the Bond Fund and E.
         ------------------------------------------------------------
         European Debt Fund, for the purpose of this restriction:
         --------------------------------------------------------
         telephone companies are considered to be in a separate
         ------------------------------------------------------
         industry from gas and electric public utilities, and wholly
         -----------------------------------------------------------
         owned finance companies are considered to be in the industry
         ------------------------------------------------------------
         of their parents if their activities are primarily related
         ----------------------------------------------------------
         to financing the activities of their parents.
         ---------------------------------------------

* Except for the Emerging Markets Fund, Bond Fund and E. European Debt Fund, invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets.

* Invest in interests in oil, gas, or other mineral explorations or development programs.

*        Issue senior securities.

* Participate on a joint or a joint and several basis in any securities trading account.

* Purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and
         (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities).

*        Invest in companies for the purpose of exercising control.

* Purchase securities on margin, except that it may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities.

*        Engage in short sales.

         The Directors of the Company have voluntarily adopted certain policies and restrictions which are observed in the conduct of the Funds' affairs. These represent intentions of the

Directors based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Directors without requiring prior notice to or approval of shareholders.

         As a matter of non-fundamental policy, a Fund may not:

1. Invest more than 15% of its net assets in illiquid securities.

         Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with the Fund's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

         If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Other Investment Policies" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

                                                       Taxes

         Each of the Funds will seek to maintain its qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

         A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax (assuming the Fund meets the 90% and 30% of gross income tests and the tax diversification test of Subchapter M) to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code. The Fund intends to distribute at least annually all of its investment company taxable income and net realized capital gains and therefore generally does not expect to pay federal income taxes.

         In order to meet the tax diversification test, at the close of each quarter of its fiscal year, (i) at least 50% of the value of each Fund's total assets must be represented by cash and cash items including receivables (for these purposes, currency and demand deposits denominated in a currency other than the U.S. dollar will not be considered cash, a cash item or a receivable), U.S. Government securities, and securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of its total assets, and to not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

         Each Fund will meet the 90% of gross income test if 90% of its gross income is derived from dividends, interest, payments with respect to certain securities loans, and gain from the sale or disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

         Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but which are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's investment company taxable income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses prescribed by the Code) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

         Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and net foreign currency gains, if any, less expenses. Realized net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the Fund.

         If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim his/her share of federal income taxes paid by the Fund on such gains as a credit against his/her own federal income tax liability, and will be entitled to increase the adjusted tax basis of his/her Fund shares by the difference between his/her pro rata share of such gains and his/her tax credit.

         Distributions of investment company taxable income are taxable to shareholders as ordinary income.

         Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for a dividends-received deduction for corporate investors. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

         Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

         All distributions of investment company taxable income and realized net capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to information reporting requirements.

         Individual Retirement Account ("IRA"). Shares of the Fund may be purchased as an investment for an IRA account. Information concerning an IRA account, including fees charged for maintaining an IRA, more detailed information and disclosures made pursuant to requirements of the Internal Revenue Code (the "Code"), and assistance in opening an IRA may be obtained from the the Administrator. The following discussion is intended as a general and abbreviated summary of the applicable provisions of the Code and related Treasury regulations currently in effect. It should not be relied upon as a substitute for obtaining personal tax or legal advice.

   Deductible IRA. Generally, a person may make deductible contributions out of earned income to an IRA up to $2,000 each year. However, persons who are active participants in employer sponsored pension plans ("Employer Plans") are subject to certain restrictions on deductibility under the Internal Revenue Code of 1986, as amended by the Taxpayer Relief Act of 1997 (the "Code"). The restrictions for the calendar year, 1998, applicable to active participants in Employer Plans are as follows:

  A singler person who has an adjusted gross income of $30,000 or more, but not exceeding $40,000, is also allowed to deduct a portion of their IRA contribu-tion. That portion decreases proportionately to the extent the individual's income excee0ds $30,000. No deduction is allowed where the single person's adjusted gross income exceeds $40,000.

   A married couple filing a joint return with adjusted gross income of $50,000 or more, but not exceeding $60,000, is also allowed to deduct a portion of their IRA contributions. That portion decreases proportionately to the extent the couple's adjusted gross income exceeds $50,000. No deduction is allowed when the couple's adjusted gross income exceeds $60,000.

   A married couple filing jointly where one spouse does not participate and the other spouse does participate in an Employer Plan, the spouse who does not participate may deduct IRA contributions up to $2,000, but this deduction is phased out where the couple's adjusted gross income ranges from $150,000 to $160,000. No deduction is allowed where the couple's adjusted gross income exceeds $160,000.

      Nondeductible Roth IRA. Effective for tax years beginning after December 31, 1997, the new Roth IRA allows individuals to contribute up to $2,000 ($4,000 for joint filers) annually out of earned income. Eligibility to contribute toa Roth IRA is phased out as adjusted gross income rises from $95,000 to $110,000 for single filers and from $150,000 to $160,000 for joint filers.

     Rollover to Roth IRA.  Amounts from existing deductible or nondeductible described below, unless the Taxpayer's adjusted gross income exeeds 400,000. However, regular income tax will be due on any existing taxable amounts that are roller over from a current IRA. If the rollover is done during 1998, the resulting taxable income may be spread out ratably over a four year period beginning in 1998.


     Taxation of IRAs Upon Distribution. An investment in Fund shares through IRA deductible or nondeductible contributions is advantageous because the deductible contributions, income, dividends and capital gains distributions earned on your Fund shares are generally not taxable to you as long as the Funds remain in your IRA, but may be taxable to you when distributed.

     Distributions from IRAs are generally taxable as ordinary income when distributed to the extent of earnings and deductible contributions. Non-deductible contributions are not taxable. Because Roth IRA distributions are considered to come from nondeductible contributions first, no tax or penalty will generally result until all nondeductible contributions have been withdrawn. Distributions rolled over into another IRA ("Rollover Contributions") in accordance with certain rules under Section 408(d)(3) of the Code are tax-free. In addition, earnings which accumulated tax-free on a Roth IRA are distributed tax-free to the extent that they are made with respect to Qualifieid Distribu-tions. Qualified Distributions are distributions that are made (1) at least five years after the first year that a contribuion was made to the Roth IRA and
(2) after the age of 59-1/2, after the death or disability of an individual, or for qualified first-time home purchase expenses subject to a $10,000 lifetime maximum.

     Most distributions from IRAs made before age 59-1/2 are subject to an early distribution penalty tax equal to 105 of the distribution (in addition to any regular income tax which may be due). Nondeductible contributions are not subject to the penalty. Penalty-free distributions are allowed for up to $10,000 of first-time home buying e xpenses. Penalty-free distributions are also allowed for money used to pay qualified higher education expenses (including graduate level course expenses) of the taxpayer, the taxpayer's spouse, or a child or grandchild of the taxpayer (or of the taxpayer's spouse). Qualified expenses include tuition, fees, books, supplies, required equipment, and room and board at a post-secondary educational institution. Qualified expenses are reduced by certain scholarships and veteran's benefits and the excluded income on qualifying U.S. savings bonds. Penalty-free distributions are also allowed for Rollover COntributions, in the cas of death or disability, made in the form of certain periodic payments, used to pay certain medical expenses or used to purchase health insurance for an unemployed individual. You will incur other penalties if you fail to begin distribution of accumulated IRA amounts by April 1 following the year in which you attain age 70-1/2, but this does not apply to the Roth Ira.

         Distributions by each Fund result in a reduction in the net asset value of such Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

         Each of the International Funds intends to qualify for and may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and may be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The International Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities in foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

         If an International Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the International Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the International Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the International Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

         Each of the International Funds may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the International Fund's investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, the International Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. The International Fund may make an election with respect to those foreign investment companies which provide the Fund with the required information.

         Many futures contracts (including foreign currency futures contracts) entered into by a Fund, certain forward foreign currency contracts, and all listed nonequity options written or purchased by the Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio. Under Section 988 of the Code, discussed below, foreign currency gains or losses from foreign currency related forward contracts, certain futures and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income or loss.

         Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes a Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by the Fund.

         Positions of a Fund which consist of at least one position not governed by Section 1256 and at least one futures contract or forward contract or nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of
Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. The Fund will monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

         A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to a Fund each year, even though the Fund will not receive cash interest payments from these securities. The original issue discount imputed income will comprise a part of the Fund's investment company taxable income which must be distributed to shareholders in order to maintain the Fund's qualification as a regulated investment company and to avoid federal income tax.

         Each Fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the

Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Amounts withheld are applied against the shareholder's tax liability and a refund may be obtained from the Internal Revenue Service, if withholding results in overpayment of taxes. A shareholder should contact the Fund or the Transfer Agent if the shareholder is uncertain whether a proper Taxpayer Identification Number is on file with the series.

         Shareholders of each Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares. Each investor should consult his or her own tax adviser as to the applicability of these taxes.

         In January of each year, the Company's Transfer Agent issues to each shareholder a statement of the federal income tax status of all distributions.

         Non-U.S. Shareholders.  The foregoing discussion of U.S.
federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S.
corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of Fund shares. Each shareholder who is not a U.S. person should also consider the U.S. estate tax implications of holding Fund shares at death. The U.S. estate tax may apply to such holdings if an investor dies while holding shares of a Fund. Each investor should consult his or her own tax adviser about the applicability of these taxes.
Distributions of net investment income to non-resident aliens and foreign corporations that are not engaged in a trade or business in the U.S. to which the distribution is effectively connected, will generally be subject to a withholding tax imposed at the rate of 30% upon the gross amount of the distribution in the absence of a Tax
Treaty providing for a reduced rate or exemption from U.S.
taxation. Distributions of net long-term capital gains realized by the Fund are generally not subject to tax unless the distribution is effectively connected with the conduct of the shareholder's trade or business within the United States, or the foreign shareholder is a non-resident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

         The foregoing is a general abbreviated summary of present Federal income taxes on dividends and distributions. Shareholders should consult their tax advisers about the application of the provisions of the tax law described in this SAI in light of their particular tax situations and about any state and local taxes applicable to dividends and distributions received.

                                            Dividends and Distributions

         As stated previously, it is the policy of each Fund to distribute substantially all of its net investment income and net realized capital gains, if any, shortly before the close of the fiscal year (December 31st).

         All dividend and capital gains distributions, if any, will be reinvested in full and fractional shares based on net asset value (without a sales charge) as determined on the ex-dividend date for such distributions. Shareholders may, however, elect to receive all such payments, or the dividend or distribution portion thereof, in cash, by sending written notice to this effect to the Transfer Agent. This written notice will be effective as to any subsequent payment if received by the Transfer Agent prior to the record date used for determining the shareholders' entitlement to such payment. Such an election will remain in effect unless or until the Transfer Agent is notified by the shareholder in writing to the contrary.

                                              Portfolio Transactions

         It is the policy of the Advisor, in placing orders for the purchase and sale of each Fund's securities, to seek to obtain the best price and execution for securities transactions taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and skill required of the executing broker/dealer. After a purchase or sale decision is made by the Advisor, the Advisor then arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

         Exchange-listed securities are generally traded on their principal exchange unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

         The Fund has authorized the Advisor to allocate a portion of its brokerage commissions to persons or firms providing the Advisor with investment recommendations, statistical, research or similar services useful to the Advisor's investment decision-making process for the Fund or other clients. The term "investment recommendations, statistical, research or similar services" means advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services are one of the many ways the Advisor can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for a Fund may be used by the Advisor for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients. While there is no specific agreement or formula to do so, and subject to obtaining best price and execution, a Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Advisor may be authorized, when placing portfolio transactions for a Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

         The Advisor has been instructed not to place transactions with a broker-dealer with which it is affiliated unless that broker-dealer, Vontobel Securities Ltd., stands ready to demonstrate to the Company that each Fund will receive (1) a price and execution no less favorable than that available from unaffiliated persons, and (2) a price and execution equivalent to that offered to unaffiliated persons by that broker-dealer, in each case on transactions of a like size and nature. In this regard, the Board of Directors of the Company (the "Board") has adopted policies and procedures which govern such allocation of brokerage transactions, and the Board reviews at its meetings details of all transactions which have been placed pursuant to those policies and procedures.

         When two or more Funds managed by the Advisor are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each Fund. It is recognized that in some cases the procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, it is believed that the ability of such Fund to participate in volume transactions will be beneficial for the Fund. It is the opinion of the Board that these advantages, when combined with the other benefits available because of the Advisor's organization, outweigh the disadvantages that may be said to exist from this treatment of transactions.

         The Funds paid brokerage commissions as follows:


                                             Years Ended December 31,
Fund                                               1995                       1996                      1997
----                                               ----                       ----                      ----
Value Fund                 $171,098      $198,787    $290,165.40
                           --------      --------    -----------
International Equity Fund   587,813      1,185,252    292,194.38
Emerging Markets Fund         N/A          N/A          4,603.92
E. European Equity Fund       N/A          344,275    932,732.62
Bond Fund                                            0                          0                         0
                                                     -                          -                         -
E. European Debt Fund                               N/A                        N/A                        0
                                                    ---                        ---                        -

         The Funds paid brokerage commissions to Vontobel Securities, Ltd. (an affiliated broker-dealer) as follows:


                                             Years Ended December 31,
Fund                                               1995                       1996                      1997
----                                               ----                       ----                      ----
Value Fund                                           0                          0                         0
                                                     -                          -                         -
International Equity Fund                            0                          0                         0
                                                     -                          -                         -
Emerging Markets Fund                               N/A                        N/A                        0
                                                    ---                        ---                        -
E. European Equity Fund                             N/A                        N/A                        0
                                                    ---                        ---                        -
Bond Fund                                            0                          0                         0
                                                     -                          -                         -
E. European Debt Fund                               N/A                        N/A                        0
                                                    ---                        ---                        -


         Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher rate involves greater transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for a Fund's portfolio whenever necessary, in the Advisor's opinion, to meet the Fund's objective. The Advisor anticipates that the average annual portfolio turnover rate of each of the Funds will be less than 100%.

                                   Valuation and Calculation of Net Asset Value

         Each Fund's net asset value ("NAV") per share is calculated daily from Monday through Friday on each business day on which the New York Stock Exchange (the "NYSE") is open. The NYSE is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (day observed), July 4th, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively. Each Fund's NAV is calculated at the time set by the Board based upon a determination of the most appropriate time to price the Fund's securities.

         The Board has determined that each Fund's NAV be calculated as of the close of trading of the NYSE (currently 4:00 p.m., Eastern Time) on each business day from Monday to Friday or on each day (other than a day during which no security was tendered for redemption and no order to purchase or sell such security was received by the Fund) in which there is a sufficient degree of trading in the Fund's portfolio securities that the current NAV of the Fund's shares might be materially affected by changes in the value of such portfolio security.

         NAV per share is determined by dividing the total value of a Fund's securities and other assets, less liabilities (including proper accruals of taxes and other expenses), by the total number of shares then outstanding, and rounding the result to the nearer cent.

         Each Fund may compute its NAV per share more frequently if necessary to protect shareholders' interests.

         Generally, securities owned by each Fund are valued at market value. In valuing a Fund's assets, portfolio securities, including ADRs and EDRs, which are traded on the NYSE, will be valued at the last sale price prior to the close of regular trading on the NYSE. Lacking any sales, the security will be valued at the last bid price prior to the close of regular trading on the NYSE. ADRs and EDRs for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated in accordance with procedures approved by the Board as the primary market.

         Unlisted securities which are quoted on the NASD's National Market System, for which there have been sales of such securities, shall be valued at the last sale price reported on such system. If there are no such sales, the value shall be the high or "inside" bid, which is the bid supplied by the NASD on its NASDAQ Screen for such securities in the over-the-counter market. The value of such securities quoted on the NASDAQ System, but not listed on the NASD's National Market System, shall be valued at the high or "inside" bid. Unlisted securities which are not quoted on the NASDAQ System and for which the over-the-counter market quotations are readily available will be valued at the last reported bid price for such securities in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at their fair value as determined in good faith by the Board. Open futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Board.

         The value of a security traded or dealt in upon an exchange may be valued at what the Company's pricing agent determines is fair market value on the basis of all available information, including the last determined value, if the pricing agent determines that the last bid does not represent the value of the security, or if such information is not available. For example, the pricing agent may determine that the price of a security listed on a foreign stock exchange that was fixed by reason of a limit on the daily price change does not represent the fair market value of the security. Similarly, the value of a security not traded or dealt in upon an exchange may be valued at what the pricing agent determines is fair market value if the pricing agent determines that the last sale does not represent the value of the security, provided that such amount is not higher than the current bid price.

         Notwithstanding the foregoing, money market investments with a remaining maturity of less than sixty days shall be valued by the amortized cost method; debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Company, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques and are representative of market values at the close of the NYSE; options on securities, futures contracts and options on futures listed or admitted to trading on a national exchange shall be valued at their last sale on such exchange prior to the time of determining NAV; or if no sales are reported on such exchange on that day, at the mean between the most recent bid and asked price; and forward contracts shall be valued at their last sale as reported by the Company's pricing service, or lacking a report by the service, at the value of the underlying currencies at the prevailing currency rates.

         U.S. Treasury bills, and other short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, are valued at the mean of representative quoted bid and asked prices for securities of comparable maturity, quality and type.
Short-term securities, with 60 days or less to maturity, are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held, on the 60th day, based on the value determined on the 61st day.

         The value of a security which is subject to legal or contractual delays in or restrictions on resale by a Fund shall be taken to be the fair value thereof as determined in accordance with procedures established by the Board, on the basis of such relevant factors as the following: the cost of such security to the Fund, the market price of unrestricted securities of the same class at the time of purchase and subsequent changes in such market price, potential expiration or release of the restrictions affecting such security, the existence of any registration rights, the fact that the Fund may have to bear part or all of the expense of registering such security, and any potential sale of such security to another investor. The value of other property owned by a Fund shall be determined in a manner which, in the discretion of the pricing agent of the Fund, most fairly reflects fair market value of the property on such date.

         Following the calculation of security values in terms of currency in which the market quotation used is expressed ("local currency"), the pricing agent shall, prior to the next determination of the NAV of a Fund's shares, calculate these values in terms of U.S. dollars on the basis of the conversion of the local currencies (if other than U.S.) into U.S. dollars at the rates of exchange prevailing at the value time as determined by the pricing agent.

         Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. Each Fund calculates NAV per share, and therefore, effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculations. If events materially affecting the value of a portfolio security occur between the time when its price is determined and the time when a Fund's NAV is calculated, such a security will be valued at fair value as determined in good faith by the Board.

         Any purchase order may be rejected by the Distributor or by the Company.


                                              Directors and Officers

         The following is a list of the Company's Directors and Officers, their birth date and a brief statement of their present positions and principal occupations during the past five years.

*John Pasco, III (4/10/45)
         Chairman, Director, and Treasurer
         1500 Forest Ave, Suite 223; Richmond, VA 23229

         Mr. Pasco is Treasurer and Director of Commonwealth Shareholder Services, Inc., the Company's Administrator, since 1985. Director, President and Treasurer of Commonwealth Capital Management, Inc. (a registered Investment Advisor) since 1983. Director and shareholder of Fund Services, Inc., the Company's Transfer and Disbursing Agent, since 1987 and shareholder of Commonwealth Fund Accounting, Inc. which provides bookkeeping services to Star Bank. Mr. Pasco is also a certified public accountant.

*Henry Schlegel (1/24/53)
         Director
         450 Park Avenue, New York, NY 10022

         Mr. Schlegel is a Director, the President and the Chief
         Executive Officer of Vontobel USA Inc. (since 1988).

Samuel Boyd, Jr. (9/18/40)
         Director
         10808 Hob Nail Court, Potomac, MD 20854

         Mr. Boyd is currently the Manager of the Customer Services Operations and Accounting Division of the Potomac Electric Power Company. Mr. Boyd is also a certified public accountant.

William E. Poist (6/11/39)
         Director
         5272 River Road, Bethesda, MD 20816

         Mr. Poist is a financial and tax consultant through his firm Management Consulting for Professionals. Mr. Poist is also a certified public accountant.

Paul M. Dickinson (11/11/47)
         Director
         8704 Berwickshire Drive, Richmond, VA 23229

         Mr. Dickinson is currently the President of Alfred J.
         Dickinson, Inc., Realtors.

*Edwin D. Walczak (9/17/53)
         Vice President of the Company and President of the Vontobel
                  U.S. Value Fund
         450 Park Avenue, New York, NY 10022

         Senior Vice President and Chief Investment Officer of Vontobel USA Inc., a registered investment advisor, since 1988. From 1984 to 1988 Mr.Walczak was an institutional portfolio manager at Lazard Freres Asset Management, New York.

*Sven Rump (6/2/58)
         Vice President of the Company and President of the Vontobel
                  International Bond Fund
         450 Park Avenue, New York, NY 10022

         Vice President of Vontobel USA Inc. since 1993. Mr. Rump is currently (since October 1991) a Vice President of Vontobel Asset Management, Switzerland, where he is head of fixed income investments. Mr. Rump is a Chartered Financial Analyst.

*Fabrizio Pierallini (8/14/59)
         Senior Vice President of the Company, President of the Vontobel International Equity Fund and President of the Vontobel
         Emerging Markets Equity Fund
         450 Park Avenue, New York, NY 10022

         Vice President and Portfolio Manager (International Equities), Vontobel USA Inc. since April 1994. From 1991 to 1994 Mr. Pierallini was Associate-Director/Portfolio Manager with Swiss Bank Corporation in New York; from 1988 to 1991 he was a Vice-President/Portfolio Manager with SBC Portfolio Management Ltd. in Zurich, Switzerland; and from 1986 to 1988 he was an Associate/Institutional Consultant with Bank Julius Baer in Zurich, Switzerland.

*Luca Parmeggiani (3/23/62)
         Vice President of the Company and President of the Vontobel
                  Eastern European Equity Fund
         450 Park Avenue, New York, NY 10022

         Vice President of Vontobel USA Inc. since October 1997. Mr. Parmeggiani joined Vontobel Asset Management, in 1997 as lead manager of the Vontobel group's Eastern European equities funds. He was at the same time appointed Vice President of Vontobel USA Inc. and is responsible for Eastern European equity research and management. Prior to joining the Vontobel group, he was Vice President and manager of Lombard Odier Cie Invest Eastern Europe Fund. He has a post-graduate degree in Econometrics from the University of Geneva.

*Volker Wehrle (3/29/58)
         Vice President of the Company and President of the Vontobel
                  Eastern European Debt Fund
         450 Park Avenue, New York, NY 10022

         Vice President of Vontobel USA Inc. since May 1997. Mr. Wehrle is currently (since October 1994) a Vice President of Vontobel Asset Management, Switzerland, where he is deputy head of fixed income investments. From January 1989 to September 1994, he managed fixed income investments for the

         Group Treasury Department of Sandoz AG in Basel, Switzerland. From January 1993 to August 1993, he was responsible for setting up the Sandoz Investment Trust in London. From October 1986 to December 1988 Mr. Wehrle worked as a European equity analyst at Dresdner Bank in Frankfurt, Germany.

*F. Byron Parker, Jr. (1/26/43)
         Secretary
         810 Lindsay Court, Richmond, VA 23229

         Secretary of Commonwealth Shareholder Services, Inc. since 1986. Partner in the law firm Mustian & Parker.


* Persons deemed to be "interested" persons of the Company, Vontobel USA Inc. or First Dominion Capital Corp. under the 1940
Act.

         The Directors of the Company received compensation from the Company for the fiscal year ended December 31, 1997, as follows:

                                                Compensation Table

 (1)             (2)            (3)           (4)           (5)
                                                     Compensation
                                                           From
                               Retirement   Estimated  Registrant
                                Benefits     Annual     and Fund
                 Aggregate     Accrued as   Benefits     Complex
 Name of Person Compensation  Part of Fund    Upon       Paid to
  Position    From Registrant   Expenses    Retirement  Directors


John Pasco, III
  Director                               $0                    N/A                N/A                  N/A
Henry Schlegel
  Director                               $0                    N/A                N/A                  N/A
Samuel Boyd, Jr.
  Director                             $8,050                  N/A                N/A                $8,050
William E. Poist
  Director                             $8,050                  N/A                N/A                $8,050
Paul M. Dickinson
  Director                             $8,050                  N/A                N/A                $8,050

         The directors and officers of the Company, as a group, do not own 1% or more of any of the Funds.

         To the best knowledge of the Company, as of April 15, 1998, the following persons own of record or beneficially 5% or more of the shares of a Fund, and own such shares in the amounts indicated:

                                                       -46-

         For the Value Fund, (1) Charles Schwab Reinvestment, 101 Montgomery Street, San Francisco CA 94104 (41.73%); (2) Bank J. Vontobel and its affiliates for the benefit of its customers, Zv-Kontrollen Bahnhofstrasse #3 CH-8022
Zurich Switzerland (8.44%).

         For the International Equity Fund, (1) Bank J. Vontobel and its affiliates for the benefit of its customers , Zv-Kontrollen Bahnhofstrasse #3 CH-8022 Zurich Switzerland (34.56%); (2) Peoples Two Ten Co. P.O. Box 821 Hackensack, N.H. 076602 (11.09%); and (3) Charles Schwab Reinvestment, 101 Montgomery Street, San Francisco, CA 94104 (14.88%).

         For the E. European Equity Fund, (1) Charles Schwab Reinvestment 101 Montgomery Street, San Francisco, CA 94104 (28.80%); and (2) Bank J. Vontobel and its affiliates for the benefit of its customers, Zv-Kontrollen Bahnhofstrasse #3 CH-8022 Zurich Switzerland (13.19%).

         For the Bond Fund, (1) Bank J. Vontobel and its affiliates for the benefit of its customers, Zv-Kontrollen Bahnhofstrasse #3 CH-8022 Zurich Switzerland (47.25%); (2) Charles Schwab Reinvestment, 101 Montgomery Street
San Francisco, CA  94104 (10.13%); and (3) Vontobel #V201-002 450 Park
Avenue, New York, N.Y. (16.26%).

         For the Emerging Markets Equity Fund, (1) Charles Schwab Reinvestment 101 Montgomery Street, San Francisco, CA 94104 (11.18%) and (2) Bank J. Vontobel and its affiliates for the benefit of its customers ZV-Kontrollen Banhhofstrasse #3 CH-8022 Zurich Switzerland (27.03%).

         For the E. European Debt Fund, Bank J. Vontobel and its affiliates for the benefit of its customers, ZV-Kontrollen Bahnhofstrasse #3 CH-8022 Zurich Switzerland (73.72%).


                                                Investment Advisor

         Vontobel USA Inc. (the "Advisor") manages the investment of the assets of the Funds pursuant to Investment Advisory Agreements (each, an "Advisory Agreement"). The Advisory Agreements of the Emerging Markets and E. European Debt Funds are effective for a period of two years from August 18, 1997 and such Advisory Agreements may be renewed thereafter, and the Advisory Agreement of each of the other Funds may be renewed, only so long as such renewal and continuance is specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of the Company, provided the continuance is also approved by a majority of the Directors who are not
"interested persons" of the Company or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement is terminable without penalty on sixty days notice by the Board or by the Advisor. Each Advisory Agreement provides that it will terminate automatically in the event of its assignment.

         The Advisor is a wholly owned subsidiary of Vontobel Holding Ltd., a Swiss bank holding company. The address of the Advisor is 450 Park Avenue, New York, N.Y. 10022.

         The calculation of the investment advisory fee for a Fund is based upon the average daily net assets of that Fund during each month multiplied by the daily fee rate times the number of days in the month, or an equivalent calculation of the aggregate net assets of the Fund during that month, multiplied by the daily fee rate. The amount of fees each Fund paid to the Advisor for investment advisory services and the amount of investment advisory fees waived by the Advisor for the last three fiscal years is as follows:

                                             Years Ended December 31,
                                         1995                        1996                        1997
                                         ----                        ----                        ----
                                          Fee                         Fee                         Fee
Fund                                Payable/Waived              Payable/Waived              Payable/Waived

Value Fund                             $385,289/                   $620,780/                   $986,164/
                                       ---------                   ---------                   ---------
                                        22,500                      22,437                      22,500
                                        ------                      ------                      ------
International                         1,154,541/                  1,280,135/                  1,443,062/
  Equity Fund                              0                           0                           0
Emerging Markets                          N/A                         N/A                    14,720/14,720
  Fund
E. European Equity                        N/A                      302,021/                   2,113,314/
  Fund                                                                 0                           0
Bond Fund                              128,371/                    248/407/                    193,299/
                                       128,371/                     48,630/                     115,099
E. European Debt                          N/A                         N/A                      57,164/0
  Fund

         The Advisory Agreements contemplate the authority of the Advisor to place orders pursuant to its investment determinations for each Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Advisor will attempt to obtain the best price and execution of its orders. The Advisor may purchase and sell securities to and from brokers and dealers who provide a Fund with research advice and other services, or who sell shares of the Fund. See "Portfolio Transactions" above.


                                                  Transfer Agent

         Fund Services, Inc. (the "Transfer Agent" or "FSI") is the Company's transfer and disbursing agent, pursuant to a Transfer Agent Agreement. The Transfer Agent Agreement is dated September 1, 1987, and has been renewed each year by the Board, including a majority of the Directors who are not interested persons of the Company or the Transfer Agent.

         John Pasco, III, Chairman of the Board and an officer and shareholder of Commonwealth Shareholder Services, Inc (the Administrator of the Funds) owns one-third of the stock of FSI, and, therefore, FSI may be deemed to be an affiliate of the Company and Commonwealth Shareholder Services, Inc.

         Pursuant to the Transfer Agent Agreement the minimum annual fee for each Fund is $16,500. During 1997, the Transfer Agent was paid $96,132 by the Value Fund, $67,540 by the International Equity Fund, $84,127 by the E. European Equity Fund, $18,855 by the Bond Fund, $3,128 by the Emerging Markets and $4,957 by the E. European Debt Funds.

                                                   Administrator

         Commonwealth Shareholder Services, Inc. is the Company's administrator pursuant to Administrative Services Agreements (the "Service Agreements"). The Service Agreements are described in the Funds' Prospectus. Each of the Service Agreements continues in effect from year to year for a term of one year only if the Board, including a majority of the directors who are not interested persons of the Company or the Administrator, approve the extension at least annually. During 1997, CSS was paid $318,571 by the Value Fund, $419,496 by the International Equity Fund, $432,860 by the E. European Equity Fund, $59,783 by the Bond Fund, $11,074 by the Emerging Markets and $14,359 by the E.
European Debt Funds.


                                              Eligible Benefit Plans

         An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than ten employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least five initial participants with accounts investing or invested in shares of one or more of the Funds and/or certain other funds.

         The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

                          Distribution

         Shares of the Funds are sold at NAV on a continuous basis, without a sales charge.

         Vontobel Fund Distributors, a division of First Dominion Capital Corp. (the "Distributor"), 1500 Forest Avenue, Suite 223, Richmond, VA 23229, is the Company's principal underwriter pursuant to a Distribution Agreement between the Company and the Distributor. John Pasco, III, Chairman of the Board owns 100% of the Distributor, and is its President, Treasurer and a Director.

                                                   Fund Expenses

         Each Fund will pay its expenses not assumed by the Advisor, including, but not limited to, the following: custodian; stock transfer and dividend disbursing fees and expenses; taxes; expenses of the issuance and redemption of Fund shares (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Fund.

         The allocation of the general expenses to each Fund is made on a basis that the Board deems fair and equitable, which may be based on the relative net assets of the series of the Company or the nature of the services performed and relative applicability to each series of the Company.

         Investors should understand that the International Funds' expense ratios can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rates of advisory fees paid by the International Funds are higher.

                                           Special Shareholder Services

         As described briefly in the Prospectus, each Fund offers the following shareholder services:

         Regular Account: The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the Account Application provided with the Prospectus to open your account.

         Telephone Transactions: You may redeem shares or transfer into another fund if you request this service at the time you complete the initial Account Application. If you do not elect this service at that time, you may do so at a later date by putting your request in writing to the Transfer Agent and having your signature guaranteed.

         Each Fund employs reasonable procedures designed to confirm the authenticity of your instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions designed to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

         Invest-A-Matic Account: Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from your checking account for investment into your account. This does not require you to make a commitment for a fixed period of time. You may change the monthly investment, skip a month or discontinue your Invest-A-Matic Plan as desired by notifying the Transfer Agent. This feature requires a separate Plan application, in addition to the Account Application. To obtain an application, or to receive more information, please call the offices of the Company.

         Individual Retirement Account ("IRA"): All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000 (or $2,250 with a spouse who is not a wage earner, for years prior to 1997). Starting in 1997, even a spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. A special IRA program is available for corporate employers under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements of establishing and maintaining a corporate retirement plan trust.

         If you have received a lump sum distribution from another qualified retirement plan, you may rollover all or part of that distribution into your Fund IRA. Your rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer Federal Income Taxes on your lump sum contribution and on any income that is earned on that contribution.

         How to Establish Retirement Accounts: Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax advisor for specific advice concerning your tax status and plans.

         Exchange Privilege: Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are noticed for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements (currently $1,000). Exchange Privilege Authorization Forms are available by calling the Company. Your special authorization form must have been completed and must be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge your account a $10.00 service fee each time you make such an exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

                                          General Information and History

         The Company is authorized to issue up to 500,000,000 shares of common stock, par value $0.01 per share, of which it has presently allocated 50,000,000 shares to each of the Funds. The Board can allocate the remaining authorized but unissued shares to any series of the Company, or may create additional series and allocate shares to such series. Each series is required to have a suitable investment objective, policies and restrictions, to maintain a separate portfolio of securities suitable to its purposes, and to generally operate in the manner of a separate investment company as required by the 1940 Act.

         If additional series were to be formed, the rights of existing series shareholders would not change, and the objective, policies and investments of each series would not be changed. A share of any series would continue to have a priority in the assets of that series in the event of a liquidation.

         The shares of each series when issued will be fully paid and nonassessable, will have no preference over other shares of the same series as to conversion, dividends, or retirement, and will have no preemptive rights. The shares of any series will be redeemable from the assets of that series at any time at a shareholder's request at the current NAV of that series determined in accordance with the provisions of the 1940 Act and the rules thereunder. The Company's general corporate expenses (including administrative expenses) will be allocated among the series in proportion to net assets or as determined in good faith by the Board.

         The investment advisory fees payable to the Advisor by each Fund and the expense limitation guarantee formula of each Fund will be based upon the separate assets of each Fund. The shareholders of each of the Funds have the right to vote with respect to the investment advisor of such Fund, respectively.

         Voting and Control - Each outstanding share of the Company is entitled to one vote for each full share of stock and a fractional share of stock. All shareholders vote on matters which concern the corporation as a whole. Election of Directors or ratification of the auditor are examples of matters to be voted upon by all shareholders. The Company is not required to hold a meeting of shareholders each year. The Company intends to hold annual or special meetings when it is required to do so by the Maryland General Corporate Law or the 1940 Act. Shareholders have the right to call a meeting to consider the removal of one or more of the Directors and will be assisted in Shareholder communication in such matter. Each series shall vote separately on matters (1) when required by the General Corporation Law of Maryland, (2) when required by the 1940 Act and (3) when matters affect only the interest of the particular series. An example of a matter affecting only one series might be a proposed change in an investment restriction of one series. The shares will not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so.

         Code of Ethics - The Company has adopted a Code of Ethics which imposes certain restrictions on the authority of portfolio managers and certain other personnel of the Company and the Advisor governing personal securities activities and investments of those persons and has instituted procedures to its Code of Ethics to require such investment personnel to report such activities to the compliance officer. The Code is reviewed and updated annually.

                                                    Performance

         Current yield and total return are the two primary methods of measuring investment performance. Occasionally, however, a Fund may include its distribution rate in sales literature. Yield, in its simplest form, is the ratio of income per share derived from the Fund's portfolio investments to the current maximum offering price expressed in terms of percent. The yield is quoted on the basis of earnings after expenses have been deducted. Total return, on the other hand, is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. The distribution rate is the amount of distributions per share made by the Fund over a twelve-month period divided by the current maximum offering price.

         Generally, performance quotations by investment companies are subject to certain rules adopted by the Securities and Exchange Commission (the "Commission"). These rules require the use of standardized performance quotations, or alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the Commission. Current yield and total return quotations used by a Fund are based on the standardized methods of computing performance mandated by the Commission.

         Yield. As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30-day base period. According to the Commission formula:

                              6
                  Yield = 2 [(a-b + 1) -1]
                                   cd
where:

a   =             dividends and interest earned during the period.

b   =             expenses accrued for the period (net of
                  reimbursements).

c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

d   =             the maximum offering price per share on the last day of
                  the period.

         Total Return. The Funds' average annual total returns for the periods ended December 31, 1997 are as follows:

                                      One-Year            Five-Year             Ten-Year              From
                                       Period              Period                Period             Inception
                                        Ended               Ended                 Ended                to
           Fund Name                  12/31/97            12/31/97              12/31/97            12/31/97

Value Fund                             34.31%              19.37%                  N/A               17.42%
International
  Equity Fund         9.19%      13.82%        8.72%*      8.72%
Emerging Markets
  Fund                                   N/A                 N/A                   N/A                5.80%
E. European
  Equity Fund                           8.70%                N/A                   N/A              30.86%**
Bond Fund                              -6.04%%               N/A                   N/A                5.06%
E. European
  Debt Fund                              N/A                 N/A                   N/A                .55%


* Since July 6, 1990, when the International Equity Fund's current investment advisor was appointed and the Fund's investment objective was changed to its current status. Average annual total return of 3.71% for the ten-year period since January 1, 1987 includes that of the Fund's predecessor, the Tyndall-Newport Global Growth Fund (1/1/87-
         7/6/90).

**       Unannualized return from inception through 12/31/97.

         As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes the maximum sales load is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year or since inception period and the deduction of all applicable charges and fees. According to the Commission formula:

                                 n
                           P(1+T) = ERV

where:

P        =        a hypothetical initial payment of $1,000

T        =        average annual total return

n        =        number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10- year periods (or fractional portion thereof).

         Sales literature pertaining to a Fund may quote a distribution rate in addition to the yield or total return. The distribution rate is the amount of distributions per share made by the Fund over a twelve-month period divided by the current maximum offering price. The distribution rate differs from the yield because it measures what the Fund paid to shareholders rather than what the Fund earned from investments. It also differs from the yield because it may include dividends paid from premium income from option writing, if applicable, and short-term capital gains in addition to dividends from investment income. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the distributions paid over the period such policies were in effect, rather than using the distributions paid during the past twelve months.

         Occasionally statistics may be used to specify a Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's NAV or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a Fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of NAV or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

         Sales literature referring to the use of a Fund as a potential investment for IRAs, Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

         Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

Comparisons and Advertisements

         To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Fund may discuss yield, total return, or Fund volatility as reported by various financial publications. Advertisements may also compare yield, total return, or volatility (as calculated above) to yield, total return, or volatility as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

(a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

(b) Standard & Poor's 500 Stock Index or its component indices an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(c) The New York Stock Exchange composite or component indices -unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

(d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

(e) Lipper - Mutual Fund Performance Analysis, Lipper - Fixed Income Analysis, and Lipper Mutual Fund Indices - measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

(f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

(g) Mutual Fund Source Book and other material, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for equity funds.

(h)      Financial publications: Business Week, Changing Times,
Financial World, Forbes, Fortune, and Money magazines - rate fund performance over specified time periods.

(i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

(j) Standard & Poor's 100 Stock Index - an unmanaged index based on the price of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for option trading.

(k) Morgan Stanley Capital International EAFE Index - an arithmetic, market value-weighted average of the performance of over 1,100 securities on the stock exchanges of countries in Europe, Australia and the Far East.

(l) J.P. Morgan Traded Global Bond Index - is an unmanaged index of government bond issues and includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, United Kingdom and United States gross of withholding tax.

(m)      Financial publications:  Barron's, Financial Times,
Investor's Business Daily, New York Times, and The Wall Street
Journal - publications that rate fund performance over specified time periods.

(n) Morgan Stanley Capital International Emerging Markets Free Index - a market value-weighted average of the performance of approximately 900 securities traded on the stock exchanges of emerging markets throughout the world that are accessible to foreign investors.

(o) Nomura Research, Inc. Eastern Europe an Equity Index - comprised of those equities which are traded on listed markets in Poland, the Czech Republic, Hungary and Slovakia (returns do not include dividends).

(p) Deutsche Morgan Grenfell Emerging Eastern Europe (DB-EEE Index) - an unmanaged index that tracks U.S. dollar total returns for 3-month fixed income instruments denominated in the local currencies of 12 emerging Eastern European debt markets (out of a potential investment universe of currently 28 countries). The DB-EEE's subindex for investment grade countries (EEE-IG) currently comprises the Czech Republic, Hungary, Poland, Estonia,
Latvia and Slovakia.

         In assessing such comparisons of yield, return, or volatility, an investor should keep in mind that the composition of the investments in the reported indices and averages in not identical to a Fund's portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to such other averages.

                                               Financial Statements

         The books of each Fund will be audited at least once each year by Tait, Weller and Baker, of Philadelphia, PA, independent public accountants.

         The Fund's audited financial statements and notes thereto for the year ended December 31, 1997 and the unqualified report of Tait, Weller & Baker, on such financial statements (the "Report") are incorporated by reference in this SAI and are included in the Fund's 1997 annual report to shareholders (the "Annual Report"). A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report by writing to the Fund or calling (800)-527-9500

                                                     APPENDIX


                                       DESCRIPTION OF CORPORATE BOND RATINGS


MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND
RATINGS:

Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modified 2 indicated a mid-range rating, and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements, their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


MOODY'S SHORT-TERM DEBT RATINGS:

         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics, lending market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well established access to range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime 3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS:

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation indicate an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from highest rated issues only to a small degree.

         Plus(+) or Minus(-) - The ratings from AA to CCC may be modified by the addition of a plus or a minus sign, which shows relative standing within the major rating categories.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in categories than for debt in higher rated categories.

BB, B, CCC, CC - Debt rated BB, B, CCC, and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation which indicates BB the lowest degree of speculation and CC the highest degree of speculation. While such debt will have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

C - The rating C is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Investment Advisor:                         Vontobel USA Inc.
                                            450 Park Ave.
                                            New York, NY 10022


Distributor:                                Vontobel Fund Distributors,
                                            a division of First Dominion Capital
                                              Corp.
                                            1500 Forest Ave., Suite 223
                                            Richmond, VA 23229


Independent Auditors:                       Tait, Weller & Baker
                                            2 Penn Center Plaza
                                            Suite 700
                                            Philadelphia, PA 19102


Marketing Services:                         For general information on the Funds
                                            and marketing services, call the
                                            Distributor at(800) 527-9500 toll
                                            free.


Transfer Agent:                             For account information, wire
                                            purchase or redemptions, call or
                                            write to the Fund's Transfer Agent:

                                            Fund Services, Inc.
                                            P.O. Box 26305
                                            Richmond, VA 23260-6305
                                            (800) 628-4077 Toll Free


More Information:                           For 24-hour, 7-days-a-week price
-----------------
                                            information call 1-800-527-9500. For
                                            information on any series of the
                                            Company, investment plans, or other
                                            shareholder services, call the
                                            Company at 1-800-527-9500 during
                                            normal business hours, or write the
                                           Company at 1500 Forest Avenue, Suite
                                            223, Richmond, VA 23229

                                  PART C
                                                 OTHER INFORMATION

ITEM 24.          FINANCIAL STATEMENTS AND EXHIBITS.

             (a)      Financial Statements.
                      1.       Included in Part A:
                               (a)     For the Vontobel U.S. Value Fund,
                                       Vontobel International Equity Fund
                                       (formerly named, Vontobel EuroPacific
                                       Fund), Vontobel Eastern European Equity
                                       Fund Vontobel International Bond Fund
                                       Vontobel Eastern European Debt Fund and
                                       Emerging Markets Equity Fund:

                                       *  Financial Highlights for years (or
                                       period) ended December 31, 1997 and each previous year (or period) ended December 31 through the later of the year of inception of the fund or 1988 as applicable.


                      2. Incorporated by reference in Part A from the Annual Report to Shareholders of each of the series of the registrant which was filed via (audited) the Securities and Exchange Commission's ("SEC") EDGAR system on March 2, 1998.
                               (a)     For each of the Vontobel U.S. Value
                                       Fund), Vontobel Eastern European Equity
                                       Fund, Vontobel International Bond Fund,
                                       Vontobel Eastern European Debt Fund and
                                       Vontobel Emerging Markets Equity Fund.

                                   .        Report of Independent Auditors
                                            dated January 23, 1998 relating to
                                            the Financial Statements for fiscal
                                            periods ended December 31, 1997.

                                 .        Schedule of Portfolio Investments
                                          as of December 31, 1997 (audited);
                                 .        Statement of Assets and Liabilities
                                          at December 31, 1997 (audited);

                                .        Statement of Operations for the
                                         year ended December 31, 1997
                                         (audited);
                                .        Statements of Changes in Net Assets
                                         for the years ended December 31,
                                         1996 and December 31, 1997 (as
                                         applicable) (audited);
                                .        Financial Highlights (audited)
                                .        Notes to Financial Statements dated
                                         December 31, 1997 (audited).

                      3.       Included in Part B:  None

             (b)      Exhibits.

                      1. Articles of Incorporation of Registrant are incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 2-78931) as filed with the Securities and Exchange Commission (the "Commission") on November 1, 1983.


                        (a) Articles Supplementary of Registrant are incorporated herein by reference to:
                               (1)  Post-Effective Amendment No. 4 to
                                    Registrant's Registration Statement
                                    on Form N-1A (File No. 2-78931) as
                                    filed with the Commission on
                                    October 29, 1984;
                              (2)   Post-Effective Amendment No. 11 to
                                    Registrant's Registration Statement
                                    on Form N-1A (2-78931) as filed
                                    with the Commission on February 28,
                                    1989.

                              (3)   Post-Effective Amendment No. 15 to
                                    Registrant's Registration Statement
                                    on Form N-1A (2-78931) as filed
                                    with the Commission on January 29,
                                    1990.

                              (4)   Post-Effective Amendment No. 23 to
                                    Registrant's Registration Statement
                                    on Form N-1A (2-78931) as filed
                                    with the Commission on December 13,
                                    1993.

                             (5)    Post-Effective Amendment No. 25 to
                                    Registrant's Registration Statement
                                    on Form N-1A (File No. 2-78931) as
                                    filed with the Commission on April
                                    29, 1994.

                             (6)     Post-Effective Amendment No. 27 to
                                     Registrant's Registration Statement
                                     on Form N-1A (File No. 2-78931) as
                                     filed with the Commission on
                                     October 19, 1994.

                             (7)     Post-Effective Amendment No. 30 to
                                     the Registrant's Registration
                                     Statement on Form N-1A (File Nos.
                                     2-78931 and 811-3551) as filed with
                                     the Commission on November 9, 1995.

                     (b) Articles Supplementary of the Registrant dated February 26, 1997 creating the Vontobel Emerging Markets Equity Fund and the Vontobel Eastern European Debt Fund are incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File Nos. 2-78931 and 811-3551) as filed with the Commission on June 3, 1997.

                      (c) Articles of Amendment of Registrant arr incorporated herein by reference to:

                            (1)      Post-Effective Amendment No. 19 to
                                     Registrant's Registration Statement
                                     on Form N-1A (File No. 2-78931 as
                                     filed with the Commission on March
                                     1, 1991.

                            (2)      Post-Effective Amendment No. 27 to
                                     Registrant's Registration Statement
                                     on Form N-1A (File No. 2-78931) as
                                     filed with the Commission on
                                     October 19, 1994.

                           (3)      Post-Effective Amendment No. 33 to
                                    the Registrant's Registration
                                    Statement on Form N-1A (file Nos.
                                    2-78931 and 811-3551) as filed with
                                    the Commission on March 14, 1997.

                           (4)      Articles of Amendment dated May 13,
                                    1997 changing the name of the
                                    Vontobel Emerging Markets Equity
                                    Fund are incorporated herein by
                                    reference to Post-Effective
                                    Amendment No. 34 to Registrant's
                                    Registration Statement on Form N-1A
                                    (File Nos. 2-78931 and 811-3551) as
                                    filed with the Commission on June
                                    3, 1997.

                      2. By-Laws of Registrant are incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 2-78931) as filed with the Commission on November 1, 1983.

                              (a)     Amendment to By-Laws of the Registrant
                                     is incorporated herein by reference to
                                     Post-Effective Amendment No. 4 to
                                     Registrant's Registration Statement on
                                     Form N-1A (File Nos. 2-78931 and 811-
                                     3551) as filed with the Commission on
                                     October 29, 1984.

                      3.       Not Applicable.

                      4.       (a)     Specimen of security issued by the:

                                   (1)      Vontobel International Equity Fund
                                            series of the Registrant is
                                           incorporated herein by reference to
                                           Post-Effective Amendment No. 19 to
                                           Registrant's Registration Statement
                                           on Form N-1A (File No. 2-78931) as
                                           filed with the Commission on March
                                           1, 1991.

                                  (2)      Vontobel U.S. Value Fund series of
                                           the Registrant is incorporated
                                           herein by reference to Post-
                                           Effective Amendment No. 19 to
                                           Registrant's Registration Statement
                                           on Form N-1A (File No. 2-78931) as
                                           filed with the Commission on March
                                           1, 1991.

                                 (3)      Vontobel International Bond Fund
                                          series of the Registrant is
                                          incorporated herein by reference to
                                          Post-Effective Amendment No. 23 to
                                          Registrant's Registration Statement
                                          on Form N-1A (File No. 2-78931) as
                                          filed with the Commission on
                                          December 13, 1993.

                                (4)      Vontobel Eastern European Equity
                                         Fund series of the Registrant is
                                         incorporated herein by reference to
                                         Post-Effective Amendment No. 30 of
                                         Registrant's Registration Statement
                                         on Form N-1A (File No. 2-78931) as
                                         filed with the Commission on
                                         November 9, 1995.

                               (5)      Vontobel Eastern European Debt Fund
                                        series of the Registrant is
                                        incorporated by reference to Post-
                                        Effective Amendment No. 34 to
                                        Registrant's Registration Statement
                                        on Form N-1A (File Nos. 2-78931 and
                                        811-3551) as filed with the
                                        Commission on June 3, 1997.

                              (6)       Vontobel Emerging Markets Equity
                                        Fund series of the Registrant is
                                        incorporated by reference to Post-
                                        Effective Amendment No. 34 to
                                        Registrant's Registration Statement
                                        on Form N-1A (File Nos. 2-78931 and
                                        811-3551) as filed with the
                                        Commission on June 3, 1997.

                  5.     (a)  Investment Advisory Agreement between
                              Vontobel USA, Inc. and the Registrant on behalf of the:
                               (1)      Vontobel International Equity Fund
                                        series (dated July 14, 1992) is
                                        incorporated herein by reference to
                                        Post-Effective Amendment No. 22 of
                                        Registrant's Registration Statement
                                        on Form N-1A (File No. 2-78931) as
                                        filed with the Commission on April
                                        30, 1993.

                               (2)      Vontobel U.S. Value Fund series
                                       (dated July 14, 1992) is
                                       incorporated by reference to Post-
                                       Effective Amendment No. 22 of
                                       Registrant's Registration Statement
                                       on Form N-1A (File No. 2-78931) as
                                       filed with the Commission on April
                                       30, 1993.

                               (3)     Vontobel International Bond Fund
                                       series (dated February 10, 1994) is
                                       incorporated herein by reference to
                                       Post-Effective Amendment No. 25 of
                                       Registrant's Registration Statement
                                       on Form N-1A (File No. 2-78931) as
                                       filed with the Commission on April
                                       29, 1994.

                              (4)      Vontobel Eastern European Equity
                                       Fund series (dated February 14,
                                       1997) is incorporated herein by
                                       reference to Post-Effective
                                       Amendment No. 31 of Registrant's
                                       Registration Statement on Form N-1A
                                       (File No. 2-78931) as filed with
                                       the Commission on April 29, 1997.

                              (5)      Vontobel Eastern European Debt Fund
                                       series of the Registrant is
                                       incorporated by reference to Post-
                                       Effective Amendment No. 34 to
                                       Registrant's Registration Statement
                                       on Form N-1A (File Nos. 2-78931 and
                                       811-3551) as filed with the
                                       Commission on June 3, 1997.

                             (6)       Vontobel Emerging Markets Equity
                                       Fund series of the Registrant is
                                       incorporated by reference to Post-
                                       Effective Amendment No. 34 to
                                       Registrant's Registration Statement
                                       on Form N-1A (File Nos. 2-78931 and
                                       811-3551) as filed with the
                                       Commission on June 3, 1997.

                     6.       (a)      Distribution Agreement between Newport
                                       Distributors, Inc. and the Registrant
                                       (dated January 1, 1994) is incorporated
                                       herein by reference to Post-Effective
                                       Amendment No. 34 to Registrant's
                                       Registration Statement on Form N-1A
                                       (File Nos. 2-78931 and 811-3551) as
                                       filed with the Commission on June 3,
                                       1997.

                              (b)     Selling Dealer Agreement between Newport
                                      Distributors, Inc. and the selling
                                       dealers is incorporated herein by
                                       reference to Post-Effective Amendment
                                       No. 19 of Registrant's Registration
                                       Statement on Form N-1A (File No. 2-
                                       78931) as filed with the Commission on
                                       March 1, 1991.

                              (c) Foreign Broker Dealer Selling Agreement between Newport Distributors, Inc. and the foreign selling broker dealers is incorporated by reference to Post-Effective Amendment No. 20 of
                                      Registrant's Registration Statement on
                                      Form N-1A (File No. 2-78931) as filed
                                      with the Commission on April 24, 1992.

                      7.  Not Applicable.

                      8.   (a)        Custodian Agreement between Brown
                                      Brothers Harriman & Co. and the
                                      Registrant (dated November 10, 1992) is
                                      incorporated herein by reference to
                                      Post-Effective Amendment No. 22 of
                                      Registrant's Registration Statement on
                                      Form N-1A, (File No. 2-78931) as filed
                                      with the Commission on April 20, 1993.

                             (b) Custodian Agreement between Star Bank and the Registrant on behalf of the Vontobel U.S. Value Fund (dated August 1, 1997) is filed herewith as Exhibit 24(b)8.(b).

                    9.       (a)     Transfer Agency Agreement, as amended,
                                     between Fund Services, Inc. and the
                                     Registrant is incorporated herein by
                                     reference to Post-Effective Amendment
                                     No. 16 of Registrant's Registration
                                     Statement on Form N-1A, (File No. 2-
                                     78931) as filed on April 27, 1990.

                             (b)     Administrative Services Agreement
                                     between Commonwealth Shareholder
                                     Services, Inc. and the Registrant on
                                     behalf of the:

                                    (1)      Vontobel International Equity Fund
                                             series and Vontobel U.S. Value Fund
                                             series (dated July 14, 1992) is
                                             incorporated by reference to Post-
                                             Effective Amendment No. 22 of
                                             Registrant's Registration Statement
                                             on Form N-1A (File No. 2-78931) as
                                             filed with the Commission on April
                                             30, 1993.

                                    (2)      Vontobel International Bond Fund
                                             series (dated February 10, 1994) is
                                             incorporated herein by reference to
                                             Post-Effective Amendment No. 25 of

                                             Registrant's Registration Statement
                                             on Form N-1A (File No. 2-78931) as
                                             filed with the Commission on April
                                             29, 1994.

                                    (3)      Vontobel Eastern European Equity
                                             Fund series (dated February 15,
                                             1996) is incorporated by reference
                                             to Post-Effective Amendment No. 31
                                             of Registrant's Registration
                                             Statement on Form N-1A (File No. 2-
                                             78931) as filed with the Commission
                                             on April 29, 1996.

                                   (4)      Vontobel Eastern European Debt Fund
                                            series of the Registrant is
                                            incorporated by reference to Post-
                                            Effective Amendment No. 34 to
                                            Registrant's Registration Statement
                                            on Form N-1A (File Nos. 2-78931 and
                                            811-3551) as filed with the
                                            Commission on June 3, 1997.

                                   (5)      Vontobel Emerging Markets Equity
                                            Fund series of the Registrant is
                                            incorporated by reference to Post-
                                            Effective Amendment No. 34 to
                                            Registrant's Registration Statement
                                            on Form N-1A (File Nos. 2-78931 and
                                            811-3551) as filed with the
                                            Commission on June 3, 1997.

                      10.    Opinion of Counsel is attached hereto as
                             Exhibit 99.

                      11.    Auditor's consent is attached hereto as
                             Exhibit 24(b)11.

                      12.    Not applicable.

                      13.    Not applicable.

                      14.   (a)     Custodial Account Agreement for
                                    Individual Retirement Accounts is
                                    incorporated herein by reference to
                                    Post-Effective Amendment No. 22 to
                                    Registrant's Registration Statement on
                                    Form N-1A (File No. 2-78931) as filed
                                    with the Commission on April 30, 1993.

                            (b)     Disclosure Statement for Individual
                                    Retirement Accounts is incorporated by
                                    reference to Post-Effective Amendment
                                    No. 22 to Registrant's Registration
                                    Statement on Form N-1A (File No. 2-
                                    78931) as filed with the Commission on
                                    April 30, 1993.

                            (c)     Custodial Account Agreement and
                                    Disclosure Document dated February 16,

                                     1996 on behalf of the Vontobel Eastern
                                     European Equity Fund series is
                                     incorporated herein by reference to
                                     Post-Effective Amendment No. 31 to
                                     Registrant's Registration Statement on
                                     Form N-1A (File No. 2-78931) as filed
                                     with the Commission on April 29, 1996.

                    15.      Not Applicable.

                    16.      (a)     Schedule(s) of computation of
                                     performance quotation(s) on behalf of
                                     the:

                                    (1)      Vontobel International Equity Fund
                                             series is incorporated by reference
                                             to Post-Effective Amendment No. 34
                                             to Registrant's Registration
                                             Statement on Form N-1A (File Nos.
                                             2-78931 and 811-3551) as filed with
                                             the Commission on June 3, 1997.

                                    (2)      Vontobel U.S. Value Fund series is
                                             incorporated by reference to Post-
                                             Effective Amendment No. 34 to
                                             Registrant's Registration Statement
                                             on Form N-1A (File Nos. 2-78931 and
                                             811-3551) as filed with the
                                             Commission on June 3, 1997.

                                    (3)      Vontobel International Bond Fund
                                             series is incorporated by reference
                                             to Post-Effective Amendment No. 34
                                             to Registrant's Registration
                                             Statement on Form N-1A (File Nos.
                                             2-78931 and 811-3551) as filed with
                                             the Commission on June 3, 1997.

                                    (4)      Vontobel Eastern European Equity
                                             Fund series is incorporated by
                                             reference to Post-Effective
                                             Amendment No. 34 to Registrant's
                                             Registration Statement on Form N-1A
                                             (File Nos. 2-78931 and 811-3551) as
                                             filed with the Commission on June
                                             3, 1997.

                                    (5)      Vontobel Eastern European Debt Fund
                                             series of the Registrant is
                                             incorporated by reference to Post-
                                             Effective Amendment No. 34 to
                                             Registrant's Registration Statement
                                             on Form N-1A (File Nos. 2-78931 and
                                             811-3551) as filed with the
                                             Commission on June 3, 1997.

                                    (6)      Vontobel Emerging Markets Equity
                                             Fund series of the Registrant is
                                             incorporated by reference to Post-
                                             Effective Amendment No. 34 to
                                             Registrant's Registration Statement
                                            on Form N-1A (File Nos. 2-78931 and
                                            811-3551) as filed with the
                                            Commission on June 3, 1997.

                       17.      (a)     Financial Data Schedule on behalf of
                                        the:

                                    (1)     Vontobel U.S. Value Fund series is
                                            attached hereto as Exhibit
                                            24(b)17.(a)(1).

                                     (2)    Vontobel Emerging Markets Equity
                                            Fund series is attached hereto as
                                            Exhibit 24(b)17.(a)(2).

                                      (3)    Vontobel Eastern European Debt Fund
                                             series is attached hereto as
                                             Exhibit 24(b)17.(a)(3).

                                     (4)     Vontobel International Equity Fund
                                             is attached hereto as Exhibit
                                             24(b)17.(a)(4).

                                     (5)      Vontobel International Bond Fund
                                              series is attached hereto as
                                              Exhibit 24(b)17.(a)(5).

                                     (6)    Vontobel Eastern European Debt Fund
                                            is attached hereto as Exhibit 24(b)
                                            17.(a)(6).

                      18.      Not applicable.

                      19.      (a)     Powers-of-Attorney for:

                              (1)      Samuel Boyd, Jr. is incorporated
                                       herein by reference to Post-
                                       Effective Amendment No. 34 to
                                       Registrant's Registration Statement
                                       on Form N-1A (File Nos. 2-78931 and
                                       811-3551) as filed with the
                                       Commission on June 3, 1997.

                              (2)      Paul M. Dickinson is incorporated
                                       herein by reference to Post-
                                       Effective Amendment No. 34 to
                                       Registrant's Registration Statement
                                       on Form N-1A (File Nos. 2-78931 and
                                       811-3551) as filed with the
                                       Commission on June 3, 1997.

                              (3)      Henry Schlegel is incorporated
                                       herein by reference to Post-
                                       Effective Amendment No. 34 to
                                       Registrant's Registration Statement
                                       on Form N-1A (File Nos. 2-78931 and
                                       811-3551) as filed with the
                                       Commission on June 3, 1997.

                             (4)       William E. Poist is incorporated
                                       herein by reference to Post-

                                      Effective Amendment No. 34 to
                                       Registrant's Registration Statement
                                       on Form N-1A (File Nos. 2-78931 and
                                       811-3551) as filed with the
                                       Commission on June 3, 1997.


ITEM 25.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
                  REGISTRANT.
                                                       None.

ITEM 26.          NUMBER OF HOLDERS OF SECURITIES:  As of March 31, 1998:

                Title of Class                              Record Holders
                  Vontobel International Equity Fund              1,628
                  Vontobel U.S. Value Fund                        6,058
                  Vontobel International Bond Fund                  115
                  Vontobel Eastern European Equity Fund          14,449
                  Vontobel Eastern European Debt Fund               123
                  Vontobel Emerging Markets Equity Fund             146

ITEM 27.          INDEMNIFICATION.
                  Incorporated by reference from PEA No. 1, filed
                  November 1, 1983, as modified in, and incorporated by reference from, PEA No. 3, filed March, 1984.

ITEM 28.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

         (a) Vontobel USA, Inc., the investment advisor to the Vontobel U.S. Value Fund series, the Vontobel International Equity Fund series, the Vontobel International Bond Fund series and the Vontobel Eastern European Equity Fund series provides investment advisory services consisting of portfolio management for a variety of individuals and institutions and as of December 31, 1997, had approximately $1.9 billion in assets under management.

                  For information as to any other business, profession, vocation or employment of a substantial nature in which each director, officer or partner of Vontobel USA, Inc. (the "Advisor") is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the Advisor's Form ADV (File #801-21953), currently on file with the Commission as required by the Investment Advisers Act of 1940, as amended.

ITEM 29.          PRINCIPAL UNDERWRITER.

         (a)      None.

         (b)


         Name and Principal           Offices With               Offices with
         Business Address             Underwriter                Registrant

         John Pasco, III              President, Chief           Chairman &
         1500 Forest Avenue           Financial Officer,         Treasurer &
         Suite 223                    Treasurer, Director
         Richmond, VA  23229

         Mary T. Pasco                Director                   Assistant
         1500 Forest Avenue                                                             Secretary
         Suite 223
         Richmond, VA  23229

         Lori J. Martin               Vice President             None
         1500 Forest Ave.             & Assistant Sec.
         Suite 223

                                                       C-11

         Richmond, VA  23229

         F. Byron Parker, Jr.          Secretary              Secretary
         Mustian & Parker
         Two Paragon Place
         Suite 100
         6802 Paragon Place
         Richmond, VA  23230

         (c)       None.

ITEM 30.          LOCATION OF ACCOUNTS AND RECORDS.

                  The accounts, books or other documents of the

                  Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

                  (a) Shareholder account records (including share ledgers, duplicate confirmations, duplicate account statements, and applications forms) of each series of the Registrant are maintained by its transfer agent, Fund Services, Inc., at 1500 Forest Avenue, Suite 111, Richmond, VA 23229.

                  (b)      Investment records:

                           (1) including research information, records relating to the placement of brokerage transactions, memorandums regarding investment recommendations for supporting and/or authorizing the purchase or sale of assets, information relating to the placement of securities transactions, and certain records concerning investment recommendations of the Vontobel International Equity Fund, Vontobel U.S. Value Fund, Vontobel International Bond Fund and Vontobel Eastern European Equity Fund series of the Registrant are maintained at each series' investment advisor, Vontobel USA, Inc., at 450 Park Avenue, New York, NY 10022.

                  (c) Accounts and records for portfolio securities and other investment assets, including cash:

                           (1) of the Vontobel International Equity Fund, Vontobel U.S. Value Fund, Vontobel International Bond Fund and Vontobel Eastern European Equity Fund series are maintained in the custody of the Registrant's custodian bank, Brown Brothers Harriman & Co., at 40 Water St., Boston, MA 02109.

                  (d) Accounting records, including general ledgers, supporting ledgers, pricing computations, etc.:

                           (1) of the Vontobel International Equity Fund, Vontobel U.S. Value Fund, Vontobel International Bond Fund and Vontobel Eastern

                                  European Equity Fund series are maintained by the Registrant's accounting services agent, Brown Brothers Harriman & Co., at 40 Water Street, Boston, MA 02109.

                  (e) Administrative records, including copies of the charter, by-laws, minute books, agreements, compliance records and reports, certain shareholder communications, etc., are kept at the Registrant's principal office, at 1500 Forest Avenue, Suite 223, Richmond, VA 23229, by the Registrant's Administrator, Commonwealth
                           Shareholder Services, Inc., whose address is the same as Registrant's.

                  (f) Records relating to distribution of shares of the Registrant are maintained by the Registrant's distributor, First Dominion Capital Corp. at 1500 Forest Avenue, Suite 223, Richmond, VA 23229.

ITEM 31. MANAGEMENT SERVICES. There are no management-related service contracts not discussed in Parts A or B of this Form.

ITEM 32.          UNDERTAKINGS.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c) The Registrant hereby undertakes to furnish each person to whom a Prospectus for one or more of the series of the Registrant is delivered with a copy of the relevant latest annual report to shareholders, upon request and without charge.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Richmond, and the Commonwealth of Virginia on the 1st day of May, 1998.


                                            VONTOBEL FUNDS, INC.
                                            Registrant


                                            By        /s/ John Pasco, III
                                                     John Pasco, III, Chairman

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


(Signature)                     (Title)                          (Date)


/s/ John Pasco, III           Director, Chairman                  May 1, 1998
John Pasco, III               & Treasurer


Henry Schlegel*               Director                            May 1, 1998
Henry Schlegel


Samuel Boyd, Jr.*             Director                           May 1, 1998
Samuel Boyd, Jr.


Paul M. Dickinson*            Director                           May 1, 1998
Paul M. Dickinson


William E. Poist*             Director                           May 1, 1998
William E. Poist


/s/ John Pasco, III
John Pasco, III
Attorney-In-Fact*
*        Pursuant to Powers-of-Attorney on file.

                                                   EXHIBIT INDEX


EDGAR EXHIBIT


24(b)10                             Opinion of Counsel            Ex-99.B10

24(b)11                             Auditor's consent             Ex-99.B11

24(b)17.(a)(1)                      Financial Data Schedule       Ex 27-1
                                    on behalf of Vontobel U.S.
                                    Value Fund.

24(b)17.(a)(2)                      Financial Data Schedule       Ex 27-2
                                    on behalf of Vontobel
                                    Emerging Markets Equity
                                    Fund

24(b)17.(a)(3)                      Financial Data Schedule       Ex 27-3
                                    on behalf of Vontobel
                                    Eastern European Equity
                                    Fund

24(b)17.(a)(4)                      Financial Data Schedule       Ex 27-4
                                    on behalf of Vontobel
                                    International Equity
                                    Fund

24(b)17.(a)(5)                      Financial Data Schedule       Ex 27-5
                                    on behalf of Vontobel
                                    International Bond Fund

24(b)17.(a)(6)                      Financial Data Schedule       Ex 27-6
                                    on behalf of Vontobel
                                    Eastern European Debt
                                    Fund

                                   Law Offices

                      Stradley, Ronon, Stevens & Young, LLP

                            2600 One Commerce Square
                      Philadelphia, Pennsylvania 19103-7098
                                 (215) 564-8000


Direct Dial: (215) 564-8074

                                 April 30, 1998

Vontobel Funds, Inc.
Suite 223
1500 Forest Avenue
Richmond, Virginia  23226

                  Re:      Legal Opinion-Securities Act of 1933

Ladies and Gentlemen:

   We have examined the Articles of Incorporation (the "Articles") of Vontobel Funds, Inc. (the "Fund"), a series corporation organized under Maryland law, the By-Laws of the Fund, the resolutions adopted by the Fund's Board of Directors organizing the business of the Fund, and its proposed form of Share Certificates (if any), all as amended to date, and the various pertinent corporate proceedings we deem material. We have also examined the Notification of Registration and the Registration Statements filed under the Investment Company Act of 1940 (the "Investment Company Act") and the Securities Act of 1933 (the "Securities Act"), all as amended to date, as well as other items we deem material to this opinion. The Fund is authorized by the Articles to issue five hundred million (500,000,000) shares of common stock at a par value of $0.01 per share. The Fund, by Articles Supplementary adopted by the Board of Diurectors in accordance with the Articles, have designated six series of the Fund and have authorized the issuance of fifty million (50,000,000) shares of common stock for each such series.

    The Fund has filed with the U.S. Securities and Exchange Commission a registration statement under the Securities Act, which registration statement is deemed to register an indefinite number of shares of the Fund pursuant to the provisions of Rule 24f-2 under the Investment Company Act. You have advised us that the Fund each year has filed, and each year hereafter will timely file, a Notice pursuant to Rule 24f-2 perfecting the registration of the shares sold by the Fund during each fiscal year during which such registration of an indefinite number of shares has been and remains in effect.

   You have also informed us that the shares of the Fund have been, and will continue to be, sold in accordance with the Fund's usual method of distributing its registered shares, under which prospectuses are made available for delivery to offerees and purchasers of such shares in accordance with Section 5(b) of the Securities Act.

   Based upon the foregoing information and examination, so long as the Fund remains a valid and subsisting entity under the laws of Maryland, and the registration of an indefinite number of shares of the Fund remains effective, the authorized shares of the designated series of the Fund, when issued for the consideration set by the Board of Directors pursuant to the Articles, and subject to compliance with Rule 24f-2, will be legally outstanding, fully-paid, and non-assessable shares, and the holders of such shares will have all the rights provided for with respect to such holding by the Articles and the laws of the State of Maryland.

   We hereby consent to the use of this opinion, in lieu of any other, as an exhibit to the Registration Statement of the Fund, along with any amendments thereto, covering the registration of the shares of the Fund under the Securities Act and the applications, registration statements or notice filings, and amendments thereto, filed in accordance with the securities laws of the several states in which shares of the Fund are offered, and we further consent to reference in the registration statement of the Fund to the fact that this opinion concerning the legality of the issue has been rendered by us.

                                  Very truly yours,

                                  STRADLEY, RONON, STEVENS & YOUN, LLPP


                                 By: _______________________________________
                                      Steven M. Felsenstein

                 CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

   We consent to the use of our reports each dated January 23, 1998 on the financial statements and financial highlights of the Vontobel Funds, Inc. (comprising Vontobel U.S. value Fund, Vontobel International Equity Fund, Vontobel Eastern European Equity Fund, Vontobel International Bond Fund, Vontobel Emerging Markets Equity Fund, and Vontobel Eastern European Debt Fund). Such financial statements and financial highlights appear in the 1997 Annual Reports to Shareholders which are incorporated by reference in the Prospectus filed in the Registration Statement on Form N-1A of the Vontobel Funds, Inc.
We also consent to the references to our Firm in such Registration Statement and Prospectus.


                                        /s/ Tait Weller & Baker
                                         TAIT, WELLER & BAKER


Philadelphia, Pennsulvania
April 29, 1998
y          1500 Forest Avenue, Suite 223 Richmond, Va. 23229
                          804-285-8211 * 800-527-9500 * (Fax) 804-285-8251


May 1, 1998




Filing Desk
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

         RE: Vontobel Funds, Inc. (formerly, The World Funds, Inc.) Post-Effective Amendment No. 35
                       File Numbers:  2-78931 and 811-3551

Gentlemen:

         Transmitted herewith for electronic filing, please find enclosed Post-Effective Amendment ("PEA") No. 35, to the registration statement of Vontobel Funds, Inc. (the "Registrant").

         This PEA No. 35 is being filed pursuant to paragraph (b) of Rule 485, and will become effective when filed on May 1, 1998. The purpose of this filing is to update the Fund's financial statements pursuant to Section 10(a)(3) of the Securities Act of 1933, as amended, and to make such other changes as are required in connection therewith.

         Drafts of the material have been reviewed by counsel, Steven M. Felsenstein, of Stradley, Ronon, Stevens & Young, LLP. Transmitted electronically with this filing is a letter referencing Rule 485(b).
Please call Steven M. Felsenstein, Esquire, at 215-564-8074 should you have any questions or comments concerning this filing.

Sincerely,



/s/ John Pasco, III
John Pasco, III
Chairman

8894